UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Natalie Wagner, Esq.

Natixis Distribution, LLC

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2021

Loomis Sayles International Growth Fund

Natixis Oakmark Fund

Natixis Oakmark International Fund

Natixis U.S. Equity Opportunities Fund

Vaughan Nelson Mid Cap Fund

Vaughan Nelson Small Cap Value Fund

LOOMIS SAYLES INTERNATIONAL GROWTH FUND

Manager	Symbols

Aziz V. Hamzaogullari, CFA®	Class A	LIGGX

Loomis, Sayles & Company, L.P.	Class C	LIGCX

	Class N	LIGNX

	Class Y	LIGYX

Investment Goal

The Fund’s investment goal is long-term growth of capital.

Market Conditions

International equities posted mixed results in 2021. The developed markets performed reasonably well, as investors reacted positively to rising vaccination rates and improving economic growth. In addition, world central banks maintained highly stimulative monetary policies for the majority of the year. Europe led the way, with notable strength for Switzerland, the UK and the oil-sensitive Nordic countries. Canada, which also has an above-average weighting in energy stocks, was another top performer for the year. However, Japan and other Asian markets lagged on a relative basis.

International equities trailed the US market for the fourth consecutive year, largely as a result of the lower representation of technology stocks outside of the US. The weakness in foreign currencies relative to the US dollar also took a sizable bite out of the developed markets’ returns for US-based investors in 2021.

Despite the positive showing for stocks elsewhere in the world, the emerging markets experienced a challenging year and finished with a loss. Improving global growth and higher commodity prices were tailwinds for the asset class, but these factors were outweighed by the prospect of rising US interest rates and strength in the US dollar. The slower vaccination rollout in many emerging countries was a further impediment to returns. China, which lagged considerably due to the combination of slowing growth, increased regulation and disruptions in the nation’s property market, was a key driver of the category’s underperformance.

Portfolio Results

For the 12 months ended December 31, 2021, Class Y shares of the Loomis Sayles International Growth Fund returned -3.81% at net asset value. The Fund underperformed its benchmark, the MSCI All Country World Index ex USA Index (Net), which returned 7.82%.

Explanation of Fund Performance

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. Given the rare confluence of quality, growth, and valuation, we may study dozens of companies but may only invest in a select few businesses each year. We believe identifying those few businesses with these characteristics is an art, not a science. As a result of this rigorous approach, ours is a selective, high-conviction portfolio of typically 30–45 names.

The Fund’s positions in Alibaba, Vipshop, and Tencent detracted the most from performance. Stock selection in the consumer discretionary, communication services, consumer staples, and energy sectors, as well as our allocations in the consumer discretionary, energy, communication services, consumer staples, industrials, and healthcare sectors detracted from relative performance.

A Fund holding since inception, Alibaba Group is a leading China e-commerce and consumer-engagement platform provider. With approximately 60% of China’s e-commerce transactions estimated to take place through its marketplaces, Alibaba is the world’s largest retail platform, and we believe Alibaba’s scale and interconnected sites create an unparalleled and difficult-to-replicate business ecosystem. Shares have been under pressure since late 2020 due to investor concern regarding increasing regulatory intervention by the Chinese government. In April, China’s State Administration for Market Regulation (SAMR) concluded that Alibaba’s practices had violated antitrust law. The company was fined approximately $2.8 billion and ordered to carry out “comprehensive” self-inspections to standardize business practices and ensure compliance with anti-monopoly laws. Alibaba cooperated fully with the investigation and has changed certain business practices. In August, China passed the Personal Information Protection Law (PIPL), which is focused on protecting personal information rights and interests by standardizing the handling and usage of personal information by businesses. We believe the focus of PIPL is similar to the General Data Protection Regulation (GDPR), which went into effect in the European Union in 2018. The GDPR impacted companies we own in other portfolios such as Alphabet and Facebook, which incurred increased compliance costs and other disruptions as they adjusted certain business practices to comply with the new regulations. However, both companies continued to generate strong growth in revenue and free cash flow due to their competitive advantages and strong value

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propositions. While we expected that Alibaba would experience short-term disruptions as it modified its practices to fully comply with new regulatory changes, we did not believe the changes would ultimately impair the company’s difficult-to-replicate competitive advantages. More recently, we have observed increasing competitive pressure in two of the company’s smaller but faster-growing contributors: video streaming and penetration in lower-tier cities. Through the company’s Taobao Live, Alibaba offers a leading live-streaming social commercial platform, enabling merchants to interact with consumers. The relatively new medium has become a fast-growing vehicle for e-commerce sales, growing from less than 5% of China e-commerce two years earlier to almost 10% in 2020. While Alibaba continues to have a leadership position in live streaming and short video production, we have seen increased competition and market share gains from companies such as Douyin (China’s version of TikTok, owned by ByteDance) and Kuaishou. We expect this newer format will grow to represent approximately 25% of e-commerce sales over time. And while we expect Alibaba to remain a leader, we expect growing competition to take an increasing share of this fast-growing market over time. Growing competitive intensity has also impacted our assessment of Alibaba’s ongoing penetration of lower-tier cities. As internet access in lower-tier cities approaches that of higher-tier cities, we expect growth in e-commerce to be approximately twice that of overall China e-commerce growth. We believe Alibaba maintains leading market share in lower-tier cities, but is likely to face heightened competition from companies such as Pinduoduo, JD.com, and Meituan. We have long assumed that Alibaba’s disproportionate share of China e-commerce would decline, from over 80% at the time of our initial analysis in 2013, to a level closer to 50% of a still-growing market. While the company remains the dominant e-commerce platform in China, we estimate that a meaningful percentage of the company’s incremental growth in the most-recently reported quarter was from these markets where we are seeing signs of heightened competitive intensity. As a function of newer market entrants, faster growth from newer formats of e-commerce and lower-tier cities, and recent regulatory changes, we now expect the company’s market share to normalize at a lower level than we previously expected. While our ongoing analysis has lowered our assessment of intrinsic value for the company, it has not changed our assessment that Alibaba is a high-quality company that remains well positioned to benefit from secular growth in China e-commerce over our long-term investment horizon. We continue to believe that Alibaba trades at a discount to intrinsic value and offers asymmetric reward-to-risk. However, given our most recent analysis, it no longer justified the same degree of capital allocation relative to other opportunities, and we decreased our position size during the period.

Vipshop is a specialty internet retailer focused on off-season, off-price apparel and fashion items which it sells via flash sales. Founded in 2008 with the vision of introducing high-quality, branded fashion merchandise to the China market at value prices, the company is by far the largest flash retailer in China, and the largest player in the off-season, off-price category. In 2020, the company generated over $15 billion in net revenues across its core categories, and today the company is the 5th largest overall retailer in China. We believe that Vipshop creates a strong value proposition for both end customers and vendors alike, which in turn creates a strong network effect that has been difficult to replicate even by the largest e-commerce companies in China. A holding in the strategy since inception, Vipshop’s revenue growth decelerated throughout 2021, but still grew 27% year-over-year through the first three quarters, compared with an estimated 18.5% for total China e-commerce and 21% for the apparel and accessories category, indicating that the company continued to grow market share. The company provided guidance for lower-than-expected revenue growth in the fourth quarter, driven by a deterioration in China’s economic environment and weakening consumer sentiment. Shares have been under pressure throughout the year, first from the forced liquidation of Archegos Capital Management, which had Vipshop among its holdings, then from investor concern regarding increasing regulatory intervention by the Chinese government, and most recently from a slowdown in consumer demand in China. We believe that Vipshop remains a high-quality business benefiting from competitive advantages of brand, scale, and a positive network effect that should enable it to expand its market share as the leading discount branded apparel retailer in China. Further, management believes that the new regulatory restrictions on anti-competitive actions, such as merchant exclusivity provisions, will now enable merchants who were previously unable to sell through Vipshop to use its platform — further expanding its network. While the Covid-19 outbreak and resulting economic weakness have pressured growth over the past year, especially in the company’s smaller physical retail footprint, we believe the company’s reported growth rates reflect the resilience of the business, and that Vipshop will continue to benefit from structural growth in China e-commerce where it has a strong and defensible position in the off-season, off-price niche in which it competes. We believe the current market price embeds expectations for free cash flow growth that are well below our long-term assumptions. With its shares trading at a significant discount to our estimate of intrinsic value, we believe Vipshop offers a compelling reward-to-risk opportunity. We added to our position during the period.

Tencent Holdings is one of the largest internet services companies in China and globally, offering a wide array of value-added services that span social networking and communication, gaming, media and entertainment, and e-commerce and local services. The company also offers online advertising, cloud services, fintech solutions that include payment and wealth management offerings, and has investments in other related businesses. Founded in 1998, the company’s mission is to improve the quality of human life through internet services, and through its platform and ecosystem the company has become a leader in most segments of the internet industry in China. A Fund holding since inception, Tencent reported financial results during the period that were fundamentally solid but mixed with respect to consensus expectations, and growth decelerated due in part to macro and regulatory headwinds. Shares have been under pressure throughout the year due to investor concern regarding increased regulatory intervention by the Chinese government in a growing number of industries, including the internet, fintech, education, and gaming. In July, China’s SAMR fined

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LOOMIS SAYLES INTERNATIONAL GROWTH FUND

the company $1.5 billion for practices within its streaming music business. The fine represented a small portion of the approximately $40 billion of cash on Tencent’s balance sheet. In fintech, we believe regulatory changes are likely to result in increased licensing requirements and guidelines around consumer and micro lending, information sharing, and disclosures, all of which are focused on reducing systematic risk and promoting healthy market development. We believe Tencent is generally compliant with most of the proposed changes, and we do not expect these developments to impact its competitive position. Most recently, China implemented restrictions on the amount of time minors can spend playing online games. Tencent management has embraced the new regulatory framework and highlighted the tools and restrictions it has introduced over the past several years to enable parents to manage minors’ gaming activity and limit both time spent and spending levels – in addition to announcing further restrictions. While gaming represents the company’s single largest source of revenue, approximately 40% of revenue in 2020, we believe the potential impact to the company is small as children under 16 accounted for less than 3% of the company’s gaming revenues. We do not believe that the fine or any of the proposed regulations materially impact Tencent’s strong and sustainable competitive advantages, which include its massive network and ecosystem, distribution, scale, and brand. We believe Tencent is one of the best-positioned companies in the China internet services industry. We believe the near-term uncertainty regarding the regulatory environment does not change the long-term fundamentals; as a leading consumer platform provider, we believe the structural expansion of internet users in China will position Tencent to benefit from multiple growth drivers including gaming, media, advertising, payments, and cloud-computing growth. We believe Tencent’s strong growth prospects are not currently reflected in its share price. As a result, we believe the company’s shares are trading at a significant discount to our estimate of intrinsic value, offering a compelling reward-to-risk opportunity.

The Fund’s positions in Wisetech Global, Novo Nordisk, and Roche contributed the most to performance. Stock selection in the information technology, healthcare, and industrials sectors, along with our allocation in the information technology sector, contributed positively to relative performance.

Wisetech Global is the leading software solutions provider to the global logistics industry. Founded in 1994 to provide freight-forwarding and customs software to the Australian logistics industry, Wisetech solutions are used in whole or in part by over 85% of the world’s 50 largest third-party logistics providers (3PLs) and all of the 25 largest freight forwarders, led by the company’s primary SAAS (software-as-a-service) platform, CargoWise One (CW1). From a single unified platform the company offers function-specific and enterprise-wide modules that support the complex international movement of goods and create substantial efficiencies for its logistics clients. The company’s vision is to become the world’s operating system for global logistics. A holding since Fund inception, Wisetech’s most-recently reported financial results, for its fiscal year ending June 2021, exceeded consensus expectations for revenue, EBITDA (earnings before interest, taxes, depreciation, and amortization), and EPS, and the company provided strong revenue and margin guidance for the current fiscal year. Total revenues increased 18% over the prior-year period and included 12% year-over-year revenue growth from the company’s existing customers, with every calendar-year cohort of new clients showing growth over the prior year, continuing a multi-year trend. The company also had a very successful year signing large new forwarders to its CW1 platform with six wins during the period, and now has 10 of the top 25 that have rolled out CW1 as their global platform or are in the process of doing so. We believe Wisetech benefits from strong and sustainable competitive advantages that include an installed client base with high switching costs, its freight-forwarding industry expertise, significant investments in research and development (R&D), its brand, and network. We believe Wisetech will benefit from secular growth in logistics software and services as companies increasingly move towards outsourcing and away from less effective in-house solutions. With virtually no comparable off-the-shelf competition to its unified global platform, Wisetech is the dominant market share leader in its legacy freight-forwarding market, which still represents only a mid-single-digit share of the overall global logistics and transportation market spending on supply chain management solutions. Through underlying industry growth, continued market share gains in its legacy freight-forwarding market, and ongoing penetration of other parts of the logistics industry performed by 3PLs, including warehouse management, land transportation, and cargo handling, we believe the company can generate compounded annual revenue growth in the high teens over our long-term investment horizon, with faster growth in operating profits and free cash flow as the company benefits from scale and operating leverage. We believe the expectations embedded in Wisetech’s share price continue to underestimate the company’s superior positioning and the sustainability of its growth. As a result, we believe the shares trade at a meaningful discount to our estimate of intrinsic value and represent an attractive reward-to-risk opportunity.

Headquartered in Denmark, Novo Nordisk is a global healthcare company with nearly 100 years of innovation and leadership in diabetes care. Over this time, Novo has amassed unparalleled experience in the biology of diabetes, expertise in protein science, and developed significant competitive advantages as a result. Its diabetes products have captured approximately one-third of the global branded diabetes care market and account for about 80% of the company’s annual revenues. In its biopharmaceutical business segment, which represents almost 15% of annual revenues, Novo Nordisk has leading positions within hemophilia care, growth hormone therapy, and hormone replacement therapy. We believe Novo’s strong and sustainable advantages include its deep experience in diabetes care and therapeutic proteins, strong infrastructure that took decades to build, efficient manufacturing techniques, a robust pipeline, and economies of scale. A Fund holding since inception, Novo reported solid operating results throughout the period that

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were generally ahead of consensus expectations and reflected a rebound in activity that was depressed in the prior-year period due to Covid-19. In particular, growth was led by the company’s GLP-1 class of therapies — a quickly growing class of non-insulin, anti-diabetic treatments that can postpone the need for insulin for two to four years. Novo’s class-leading Ozempic, a once-weekly therapy with comparable safety and superior efficacy to existing therapies, has contributed to greater penetration of the GLP-1 market as well as share gains from its leading competitor, while Rybelsus, an oral version of Ozempic and the company’s newest GLP-1 innovation, has quickly captured almost 13% of all new prescriptions after its launch in late 2019. In addition to targeting diabetes with its GLP-1s, during the year, Novo received approval for semaglutide (the same molecule behind Ozempic and Rybelsus) in the obesity setting under the brand name Wegovy. While the company is navigating operational challenges that have limited the initial production of Wegovy, the company is seeing robust early demand. Diabetes is a global epidemic with an estimated population of 460 million. The market has been growing annually in the low double digits over the last ten years, driven by aging of the global population and increasing obesity. We believe Novo’s deep experience in diabetes care, differentiated product suite, and leading innovation should enable the company to grow revenues in the high single digits over our long-term investment horizon, with faster growth in free cash flow. We believe the company’s shares continue to sell at a meaningful discount to our estimate of intrinsic value and offer an attractive reward-to-risk opportunity.

Founded in Basel, Switzerland in 1896, Roche is a global biopharmaceutical and diagnostics company. An industry leader in the development and marketing of oncology products, Roche also has a broad product profile with industry-leading therapies and a robust development pipeline across major indications including immunology, infectious disease, ophthalmology, and neuroscience. We believe Roche has substantial and sustainable competitive advantages that include its expertise and reputation within oncology, an integrated diagnostics business, its biologics capability, and its commercialization experience which includes its regulatory experience and scale in manufacturing and distribution. A Fund holding since inception, Roche reported results during the period that were fundamentally solid and generally ahead of consensus expectations. The company benefited from faster growth in its smaller diagnostics division, where its success in rapid development and deployment of Covid-19 testing has highlighted its leadership position in the diagnostics market and has provided a valuable offset to the pandemic-related pressures in the pharmaceuticals division. While we expect pandemic-related demand to wane in the short-to-medium term, we believe the true long-term value of the diagnostics business will persist as it resides in its ability to support and differentiate the innovation within the company’s pharmaceuticals business. In pharmaceuticals, continued strength in the company’s more-recently launched growth products, including Ocrevus for multiple sclerosis and Hemlibra for hemophilia A, more than offset the ongoing decline in its mature oncology products. We believe Roche is successfully managing the inevitable decline for its leading off-patent oncology therapies, advancing its next-generation cancer therapy franchise through innovative follow-on and combination therapies as well as improved administration methods, and products launched since 2012 have collectively grown to reach 52% of sales as of the company’s most-recently reported financial results. In addition to its more-recently launched growth products, we believe Roche’s deep internally developed pipeline, which reflects over $100 billion invested in R&D over the past decade, combined with its ability to identify and capitalize on externally developed technologies such as its acquisition of Spark Therapeutics’ gene therapy platform, provides a significant platform for future growth. We believe Roche continues to execute well operationally, redeploying the cash flows from its mature core franchise to support product extensions and ongoing innovation. The company has a strong lineup of marketed biologic therapies, a growing suite of newly introduced products, and significant and robust pipeline assets that can drive significant long-term value for Roche. While the company now faces biosimilar competition in the US for its mature oncology franchise, we believe the current market price for Roche shares embeds expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions. As a result, we believe the company is selling at a significant discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity.

All aspects of our quality-growth-valuation investment thesis must be present simultaneously for us to make an investment. Often our research is completed well in advance of the opportunity to invest. We are patient investors and maintain coverage of high-quality businesses in order to take advantage of meaningful price dislocations if and when they occur. During the period we initiated a new position in CRISPR Therapeutics. We added to our existing holdings in Vipshop. We trimmed our existing positions in Alibaba, Kweichow Moutai, and Yum China. We also trimmed our position in MercadoLibre as it approached our maximum allowable position size. We sold our position in Kuehne + Nagel as it reached our view of intrinsic value.

Outlook

Our investment process is characterized by bottom-up fundamental research and a long-term investment time horizon. The nature of the process leads to a lower-turnover portfolio in which sector positioning is the result of stock selection. The Fund ended the year with overweight positions in the consumer staples, healthcare, consumer discretionary, information technology, and communication services sectors and was underweight in the industrials and energy sectors. We had no exposure to stocks in the financials, materials, utilities, or real estate sectors. From a geographic standpoint we were overweight in Europe and North America, underweight in developed Asia, and approximately equal weight in emerging markets.

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LOOMIS SAYLES INTERNATIONAL GROWTH FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 15, 2020 (inception) through December 31, 2021

Top Ten Holdings as of December 31, 2021

Security Name		% of Net Assets
1	Roche Holding AG	6.81%
2	WiseTech Global Ltd.	6.00%
3	MercadoLibre, Inc.	5.97%
4	Adyen NV	5.73%
5	Tencent Holdings Ltd.	5.50%
6	Novartis AG, (Registered)	4.79%
7	Kweichow Moutai Co. Ltd., Class A	4.28%
8	Nestle S.A., (Registered)	4.08%
9	Novo Nordisk A/S, Class B	3.97%
10	Experian PLC	3.76%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

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Average Annual Total Returns — December 31, 20213

	1 Year	Life of Fund	Expense Ratios[4]
			Gross	Net

Class Y (Inception 12/15/20)
NAV	-3.81%	-2.38%	1.35%	0.95%

Class A (Inception 12/15/20)
NAV	-4.07	-2.64	1.60	1.20
With 5.75% Maximum Sales Charge	-9.60	-8.01

Class C (Inception 12/15/20)
NAV	-4.79	-3.37	2.35	1.95
With CDSC[1]	-5.72	-3.37

Class N (Inception 12/15/20)
NAV	-3.77	-2.34	1.26	0.90

Comparative Performance
MSCI ACWI ex USA Index (Net)[2]	7.82	9.89

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase and includes automatic conversion to Class A shares after eight years.

2

The MSCI ACWI ex USA Index (Net) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 27 Emerging Markets (EM) countries. With 2,361 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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NATIXIS OAKMARK FUND

Managers	Symbols

William C. Nygren, CFA®	Class A NEFOX

Kevin G. Grant, CFA®*	Class C NECOX

M. Colin Hudson, CFA®	Class N NOANX

Michael J. Mangan, CFA®	Class Y NEOYX

Michael A. Nicolas, CFA®

Harris Associates L.P.

*	Effective January 1, 2022 Kevin G. Grant no longer serves as portfolio manager of the Fund.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

Global markets moved higher in the first quarter of 2021 as vaccines reached more and more people. In the United States, newly elected US President Joe Biden signed off on his economic stimulus plan in March. The $1.9 trillion relief package sent $1,400 payments to qualifying Americans and extended unemployment benefits. In response, the Dow Jones Industrial Average and S&P 500® Index soared to record highs. By the end of the second quarter, global cases surpassed 180 million and global deaths approached 4 million. However, more than 800 million people reached full vaccination, representing about 10% of the global population.

That said, a new wave of Covid-19 cases brought on by the Delta variant resulted in a slowdown in economic reopenings around the world as well as new economic restrictions in Asia and Australia. Simultaneously, the Chinese government implemented increased regulations on a range of businesses, including technology companies, prompting unease across global markets. Later, energy suppliers rushed to ramp up production to meet growing demand. However, a supply shortage and bottlenecks at major US ports sent US oil prices in excess of $85 per barrel for the first time since 2014. Natural gas prices also spiked around the world, forcing the suspension of operations at factories in Europe and China. A shortage of semiconductors, in particular, significantly impaired worldwide automobile production. Simultaneously, the new and highly contagious Omicron variant of Covid-19 spread in the fourth quarter as countries across Europe implemented restrictions once again to combat the spread of the disease.

As previously announced, the Federal Reserve slowed its pace of asset purchases in November. The tapering came as the rate of inflation in the US quickened to 6.8% versus the year-ago period. The Fed’s dot plot now calls for three rate hikes each in 2022 and 2023. The Bank of Japan and European Central Bank echoed similar sentiments as they also left interest rates unchanged, while the Bank of England raised its main interest rate from 0.1% to 0.25% following a surge in UK inflation to a 10-year high of 5.1% annual growth in November. All things considered, the International Monetary Fund (IMF) slightly lowered its expectations for global economic growth from 6.0% to 5.9%, with a 4.9% growth rate expected in 2022. The IMF also lowered its outlook for economic growth in the US, Japan and China by 1.0%, 0.4% and 0.1% in October, but raised its estimates for growth in the euro zone by 0.4%.

Performance Results

For the 12 months ended December 31, 2021, Class Y shares of the Natixis Oakmark Fund returned 34.35% at net asset value. The Fund outperformed its benchmark, the S&P 500® Index, which returned 28.71%.

Explanation of Fund Performance

As value investors with an emphasis on individual stock selection, our sector weights are a byproduct of our bottom-up process. On an absolute-return basis, the energy sector gained the most value, while holdings in the consumer staples sector delivered the smallest positive collective return.

The leading contributors to fund performance for the year were Alphabet and Gartner. Toward the beginning of 2021, Alphabet’s fourth-quarter results showed faster than expected revenue growth across the board. Total revenue grew 23% year-over-year and reached $56.9 billion, which led to earnings per share of $22.30, and both exceeded market expectations. Revenue in the key search segment grew 17%, owing to “broad-based re-engagement” among advertisers following the Covid-19-related pullback. Importantly, for the first time Alphabet disclosed cloud segment profitability and revealed that the company made massive upfront investments in its go-to-market strategy and engineering resources, implying that the remaining segments are even more profitable than most analysts expected. Later, Alphabet’s results continued to positively surprise the market as the company’s first-quarter total revenue, operating income and earnings per share outpaced expectations by 7%, 39% and 67%, respectively. By segment, search revenue grew 30%,

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YouTube advertising revenue rose 49% and cloud revenue increased 46%. Furthermore, margin trends improved across all segments as underlying operational expenses appear progressively well controlled relative to history. In July, Alphabet’s second-quarter earnings report showed that revenue grew by 62%, again surpassing consensus expectations, and search revenue saw significant growth with a 67% increase year-over-year. Alphabet’s third-quarter earnings release resulted in the company’s share price moving higher into the end of the year. Reported revenue growth amounted to 41% and operating margins (ex-other bets) expanded 670 basis points. In addition, search and YouTube advertising revenue both grew over 40%. Management bought back $12.6 billion worth of stock in the third quarter, which puts the company on pace to meet our expectations for the full-year period. Although Alphabet’s share price declined on news that YouTube TV subscribers lost access to Disney-owned entertainment options, the issue resolved itself shortly thereafter. We believe Alphabet remains an attractive holding with upside potential despite its recent share price appreciation.

In February 2021, Gartner released positive fourth-quarter results, in our view. Revenue modestly surpassed consensus estimates; however, adjusted earnings of $245 million far exceeded expectations of $170 million. Significant margin improvement drove the company’s outperformance despite the disappearance of much of its conferences business, with underlying margins adjusted for conferences expanding by roughly 600 basis points. In May, Gartner reported first-quarter results that were solid, in our assessment. Reported revenue rose 8.4%, adjusted earnings advanced 50% and earnings per share grew nearly 67% from the prior year. We were most impressed that the earnings margin expanded to 29% in the quarter, a solid jump up from the previous typical level in the high teens. We also liked that revenue in both segments, global business sales and global technology sales, increased by 12% and 5%, respectively, despite reduced growth of investment spending and continued challenges from legacy product shutdowns in the global business sales segment. Later, following a strong second-quarter earnings report, Gartner’s share price advanced and finished the third quarter higher. Revenue ($1.17 billion versus $1.12 billion), adjusted earnings ($355 million versus $273.9 million) and earnings per share ($2.24 versus $1.73) all bested consensus estimates. Importantly, we appreciate that top line results are accelerating with improving sales force productivity driving growth. The company also increased its share repurchase authorization by $800 million in the second quarter. Prior to the report, we met with CEO Gene Hall and CFO Craig Safian. We came away impressed with the management team’s enthusiasm and conviction in their vision for the company’s future. We particularly like that Hall is a multi-faceted operator with a history of both consistently enhancing products to drive incremental customer demand and tightly managing the sales organization through significant growth. Strong performance continued toward the end of the year when Gartner released its third-quarter results that showed further organic growth as well as increased sales force productivity, which we believe has promising implications for underlying profitability. In addition, third quarter adjusted earnings of $305 million beat consensus expectations by $50 million. Even accounting for its recent price increase, we believe Gartner still offers a healthy amount of upside potential.

T-Mobile US and Fiserv were the largest detractors from Fund performance for the calendar year. T-Mobile US reported fourth-quarter revenue, adjusted earnings and earnings per share that were better than the market had expected. We were pleased that the company continued to outgrow its industry and achieved significant merger benefits faster than had been expected, realizing $1.3 billion of savings in 2020. We found it very important that the company continued to make headway in this buildout as we believe a large amount of T-Mobile’s growth potential rests on the expansion of its new network. We were further impressed that despite the company’s rapid network development, full-year 2020 free cash flow reached $3 billion, which far exceeded our estimates. In May, the company’s first-quarter earnings report showed above-consensus estimate numbers for customer additions and adjusted earnings, while also leading the industry across all customer metrics. We also appreciated the low brand churn the company boasted in comparison to competitors. Later in the year, T-Mobile’s second-quarter earnings report included results that aligned with our expectations. Post-paid net additions bested consensus estimates, service revenue growth of almost 6% led the industry and adjusted earnings exceeded analysts’ estimates. We thought the company’s third-quarter earnings results were impressive given that T-Mobile is at a peak point in its integration with Sprint and is operating in an elevated competitive environment. We appreciated that accounts grew 3.9% and organic service revenue grew 4.5%, both of which led the industry. In addition, management raised its guidance across the board, and the company’s adjusted earnings guidance now aligns with our estimates. We believe the valuation for T-Mobile remains attractive, offering a compelling reason to own.

Even though Fiserv’s first-quarter earnings disappointed investors, we saw the results as respectable considering the challenging operating environment. Importantly, organic revenue grew 4% from the prior year, earnings rose 15% and earnings per share advanced 18%. In merchant acquiring organic growth amounted to 8% and margins improved 650 basis points, while gross payment volume in Clover (Fiserv’s cloud-based point-of-sale product) grew 36%, ecommerce transactions grew 24% and the company won a record number of new customers during the period. In addition, we were pleased that Fiserv executed $612 million worth of share repurchases in the quarter (or about 0.8% of it share base). Later, Fiserv delivered strong second-quarter earnings results as exhibited by revenue, earnings and earnings per share that increased 18%, 41% and 47%, respectively. In addition, margins expanded 510 basis points to 33.9%. However, news that Amazon was reportedly developing a point-of-sale solution pressured Fiserv’s share price in September as investors feared increased competition. Fiserv’s third quarter earnings results were in line with market estimates, with organic revenue growth of 10%, operating margins increasing 130 basis points and adjusted earnings per share growing 23%. However, investors reacted poorly to the release, focusing on a client (speculated to be Stripe) that was part of a joint venture with Wells Fargo, which is serviced by Fiserv, deciding to leave. This likely stoked fears that other companies may decide to insource their payment

|  8

NATIXIS OAKMARK FUND

processing in the future. The departure is not expected to impact Fiserv’s financial results due to its minimal contribution and management anticipating the move. Despite the client loss, we appreciate that Fiserv still posted strong segment results and growth in customers, independent software vendors, and capabilities on its platform. We continue to believe the company is undervalued and find the investment attractive on a risk-to-reward basis.

Outlook

With seemingly constant uncertainty in politics, economics and market sentiment, we focus on finding undervalued and well-managed companies that will benefit from economic tailwinds while proving capable of weathering difficult environments. We believe this approach best services our goal of growing and protecting our investors’ capital over the long term.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2011 through December 31, 2021

Top Ten Holdings as of December 31, 2021

Security Name		% of Net Assets
1	Alphabet, Inc., Class A	3.53%
2	Ally Financial, Inc.	3.33%
3	EOG Resources, Inc.	2.89%
4	Capital One Financial Corp.	2.86%
5	Charles Schwab Corp. (The)	2.80%
6	Gartner, Inc.	2.51%
7	Meta Platforms, Inc., Class A	2.45%
8	Citigroup, Inc.	2.43%
9	Goldman Sachs Group, Inc. (The)	2.32%
10	Humana, Inc.	2.29%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

9  |

Average Annual Total Returns —December 31, 20213

	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[4]
					Gross	Net

Class Y
NAV	34.35%	15.35%	15.35%	—%	0.95%	0.80%

Class A
NAV	33.97	15.05	15.05	—	1.20	1.05
With 5.75% Maximum Sales Charge	26.25	13.70	14.37	—

Class C
NAV	32.99	14.20	14.37	—	1.95	1.80
With CDSC[1]	31.99	14.20	14.37	—

Class N (Inception 5/1/17)
NAV	34.54	—	—	15.48	1.05	0.75

Comparative Performance
S&P 500® Index[2]	28.71	18.47	16.55	18.02

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase and includes automatic conversion to Class A shares after eight years.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the U.S. equities market.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Fund’s expenses are below the limitations, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  10

NATIXIS OAKMARK INTERNATIONAL FUND

Managers	Symbols

David G. Herro, CFA®	Class A NOIAX

Michael L. Manelli, CFA®	Class C NOICX

Harris Associates L.P.	Class N NIONX

Class Y NOIYX

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

Global markets moved higher in the first quarter of 2021 as vaccines reached more and more people. In the United States, newly elected US President Joe Biden signed off on his economic stimulus plan in March. The $1.9 trillion relief package sent $1,400 payments to qualifying Americans and extended unemployment benefits. In response, the Dow Jones Industrial Average and S&P 500® Index soared to record highs. By the end of the second quarter, global cases surpassed 180 million and global deaths approached 4 million. However, more than 800 million people reached full vaccination, representing about 10% of the global population.

That said, a new wave of Covid-19 cases brought on by the Delta variant resulted in a slowdown in economic reopenings around the world as well as new economic restrictions in Asia and Australia. Simultaneously, the Chinese government implemented increased regulations on a range of businesses, including technology companies, prompting unease across global markets. Later, energy suppliers rushed to ramp up production to meet growing demand. However, a supply shortage and bottlenecks at major US ports sent US oil prices in excess of $85 per barrel for the first time since 2014. Natural gas prices also spiked around the world, forcing the suspension of operations at factories in Europe and China. A shortage of semiconductors in particular significantly impaired worldwide automobile production. Simultaneously, the new and highly contagious Omicron variant of Covid-19 spread in the fourth quarter and countries across Europe implemented restrictions once again to combat the spread of the disease.

As previously announced, the Federal Reserve slowed its pace of asset purchases in November. The tapering came as the rate of inflation in the United States quickened to 6.8% versus the year-ago period. The Fed’s dot plot now calls for three rate hikes each in 2022 and 2023, and two in 2024. The Bank of Japan and European Central Bank echoed similar sentiments as they also left interest rates unchanged, while the Bank of England raised its main interest rate from 0.1% to 0.25% following a surge in UK inflation to a 10-year high of 5.1% annual growth in November. All things considered, the International Monetary Fund (IMF) slightly lowered its expectations for 2021 global economic growth from 6.0% to 5.9%, with a 4.9% growth rate expected in 2022. The IMF also lowered its outlook for 2021 economic growth in the United States, Japan and China by 1.0%, 0.4% and 0.1% respectively in October, but raised its estimates for growth in the euro zone by 0.4%.

Performance Results

For the 12 months ended December 31, 2021, Class Y shares of the Natixis Oakmark International Fund returned 8.97% at net asset value. The Fund underperformed its benchmark, the MSCI World ex USA Index (Net), which returned 12.62%.

Explanation of Fund Performance

Geographically, the Fund’s average weightings for the year were 83% in Europe, 3% in Canada and 3% in Australia. The remaining positions were in Japan, China, South Africa, South Korea, India, Mexico and Indonesia.

On an absolute-return basis, shares in the energy sector produced the largest positive collective return, while the consumer staples sector lost the most value.

The top contributors to the yearly return were Glencore and Lloyds Banking Group. Early in the year, Glencore’s full-year results showed that adjusted earnings in both the industrials and marketing segments exceeded our expectations by 10% and 4%, respectively. Full-year total adjusted earnings of $11.56 billion were also better than market estimates of $10.69 billion. The industrials segment benefited from both a recovery in commodities prices from Covid-19 lows and higher production. Management also proposed a $0.12 per share dividend, which surpassed analysts’ estimates for $0.0625 per share. Later, Glencore’s share price increased after the company released its first-quarter production report late in April, which showed that copper production increased 2.7% year-over-year. Glencore continued to outperform expectations in the third quarter, benefiting from rising commodity prices and a disciplined cost program. Copper, the company’s most important commodity, is benefiting from rising production and lower costs. Glencore held its annual investor day in December, where the company reinforced its plan to emphasize low-cost, large-scale assets in future-facing commodities, while responsibly running down its coal business over time. We appreciate management’s focus on increasing

11  |

risk-adjusted returns by exiting assets that require a lot of management’s time, are in high-risk jurisdictions, have limited mine-life or face other constraints while not being material financial contributors. Prior to the company’s investor day, we spoke with Chairman Kalidas Madhavpeddi who possesses a solid background within the industry, in our view. He emphasized his appreciation for Glencore’s anti-bureaucratic culture, which leads to innovative ideas from younger talent, and the focus on financial returns in decision making. We are optimistic about Madhavpeddi’s abilities and the company’s future.

Lloyds Banking Group delivered strong fourth-quarter results largely driven by lower-than-expected impairment charges, which reached GBP 128 million compared with market forecasts for GBP 586 million. Profit before tax and net income both surpassed market projections by 5%, while pre-provision profit was 7% better than market estimates. In addition, the company’s common equity Tier 1 ratio grew to 16.2% and management announced plans to resume capital distributions. Later, Lloyds’ share price soared upon the release of solid first-quarter earnings, which were driven by a reserve release of GBP 459 million for credit losses that resulted in a GBP 323 million net impairment credit and pointed to management’s view of an improving economic outlook in the UK. Lloyds’ first-quarter revenues reached GBP 3.6 billion, and the company’s common equity Tier 1 ratio expanded by 54 basis points to 16.7%, despite funding half of its full-year pension contribution in the first quarter. In addition, Lloyds saw strong inflows of low-cost deposits, while higher-than-expected mortgage underwriting margins led to the company increasing its net interest margin target to more than 245 basis points, which exceeded our estimate of 240 basis points. Operating expenditure trends were also positive, in our view. Following a conversation with new CEO Charlie Nunn, our confidence in the company’s leadership was solidified as he emphasized a desire to grow the firm in both a profitable and responsible manner in order to create shareholder value. With a higher interest rate environment approaching, we believe financial services companies that are well managed and fundamentally sound, such as Lloyds Banking Group, are positioned to recognize upside potential.

The largest detractors from return were Alibaba Group and Credit Suisse Group. In February, Alibaba Group reported fiscal third-quarter revenue of CNY 221.08 billion and adjusted earnings of CNY 68.38 billion, both of which outpaced market forecasts by slightly more than 3%. Soon after, news outlets reported that officials in China asked Alibaba to dispose of its media assets over concern about the company’s influence over public opinion. In addition, China’s State Administration introduced new regulations for e-commerce platforms. Subsequently, internet companies in China removed Alibaba’s popular UC internet browser from its application stores. In the second quarter of 2021, China’s State Administration for Market Regulation fined Alibaba $2.8 billion, which was the largest antitrust penalty issued in the country’s history. The fine (which represents 4% of the company’s 2019 annual domestic revenue) was imposed because the regulatory body found that Alibaba’s practice of requiring merchants to remain exclusive on its platforms hindered competition. The company stated it does not expect a material impact on its business as a result of the new regulations. Later, the company’s share price plunged upon the release of fiscal full-year earnings, even though results were largely in line with our full-year estimates on an organic basis. Along with the earnings release, management announced it would reinvest all incremental profits in the next fiscal year, which disappointed investors. While this strategy will likely produce low or no near-term profit growth, management believes these investments will help grow its user base over the long term. Most recently, Alibaba’s second-quarter earnings report disappointed investors as growth meaningfully decelerated during the quarter and management lowered its full-year revenue growth guidance. Factors causing the slowdown in growth include a decrease in the retail spending environment in China, increased competition in e-commerce and Alibaba’s reinvestments into its merchant base, which coincided with recent increased regulation from the Chinese government. At the company’s investor day, we were impressed by Alibaba’s presentation on its growing cloud business, where the company believes its technology lead is at least two years ahead of its peers. Despite the current headwinds facing the company, we remain shareholders of Alibaba as we believe it is an important driver of innovation in China and several of its businesses have yet to fully scale.

The share price of Credit Suisse Group suffered upon revelations about the company’s exposure to Greensill Capital followed by its association with Archegos Capital Management. Investors sold shares over concerns that an investment fund run by its asset management division had exposure to the now-insolvent Greensill Capital, which specialized in supply chain finance. The lost market cap far surpassed Credit Suisse’s direct exposure to Greensill and ignored the fact that a large portion of its clients’ exposure was in cash, highly rated securities or insured investments. At the end of March, Credit Suisse’s share price dropped again as New York-based hedge fund client Archegos Capital defaulted on its margin calls to the company’s prime brokerage business. Credit Suisse announced it incurred a CHF 4.4 billion charge related to the Archegos Capital incident in the first quarter. While the amount exceeded both our initial expectations and consensus estimates, first quarter pre-tax profit of about CHF 3.6 billion, excluding the charge, exceeded analysts’ estimates for about CHF 1.2–1.5 billion in pre-tax profit driven by strong underlying performance across all three business segments. That being said, the company guided for an additional CHF 600 million charge in the second quarter to cover further Archegos-related losses. The company ultimately executed a small capital raise in an effort to boost its CET1 ratio to 13.0%. Credit Suisse’s third-quarter earnings results tracked ahead of our fiscal year estimates. Importantly, net new money inflected positively following second-quarter outflows related to the Archegos Capital and Greensill Capital incidents, suggesting that the potential reputational damage is less than feared. Following the company’s capital markets day and subsequent conversations with management, we learned that Credit Suisse planned to take additional capital from the lower return / higher risk investment bank and

|  12

NATIXIS OAKMARK INTERNATIONAL FUND

allocate capital toward the higher return / lower risk wealth management segment, a strategy we fully support. The company is also looking to generate CHF 1 billion — CHF 1.5 billion in savings from procurement initiatives, along with a new organizational structure that will serve to simplify the organization, reduce costs and enhance risk functions. Given the addition of David Wildermuth (formerly at Goldman Sachs with more than 30 years of banking experience) as chief risk officer in January and the arrival of new Chairman António Horta-Osório, the former CEO of Lloyds Banking Group, we expect better governance and risk management going forward.

Outlook

With seemingly constant uncertainty in politics, economics and market sentiment, we focus on finding undervalued and well-managed companies that will benefit from economic tailwinds while proving capable of weathering difficult environments. We believe this approach best services our goal of growing and protecting our investors’ capital over the long term.

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4

December 31, 2011 through December 31, 2021

13  |

Top Ten Holdings as of December 31, 2021

Security Name		% of Net Assets
1	Lloyds Banking Group PLC	3.70%
2	Bayer AG, (Registered)	3.70%
3	BNP Paribas S.A.	3.48%
4	Allianz SE, (Registered)	3.38%
5	Intesa Sanpaolo SpA	3.21%
6	Credit Suisse Group AG, (Registered)	3.20%
7	Bayerische Motoren Werke AG	3.13%
8	Glencore PLC	2.92%
9	Continental AG	2.74%
10	CNH Industrial NV	2.58%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Average Annual Total Returns — December 31, 20214

	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[5]
					Gross	Net

Class Y (Inception 5/1/17)
NAV[1]	8.97%	6.94%	8.30%	—%	1.11%	0.90%

Class A
NAV	8.73	6.69	8.18	—	1.36	1.15
With 5.75% Maximum Sales Charge	2.50	5.44	7.54	—

Class C
NAV	7.92	5.89	7.54	—	2.11	1.90
With CDSC[2]	6.92	5.89	7.54	—

Class N (Inception 5/1/17)
NAV	9.01	—	—	4.36	1.17	0.85

Comparative Performance
MSCI World ex USA Index (Net)[3]	12.62	9.63	7.84	8.22

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Class Y shares (5/1/2017), performance is that of Class A shares and reflects the higher net expenses of that share class.

2

Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

3	MSCI World ex USA Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Funds expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Funds expense limitations.

|  14

NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Managers	Symbols

William C. Nygren, CFA®	Class A	NEFSX

Kevin G. Grant, CFA®*	Class C	NECCX

M. Colin Hudson, CFA®	Class N	NESNX

Michael J. Mangan, CFA®, CPA	Class Y	NESYX

Michael A. Nicolas, CFA®

Harris Associates L.P.

Aziz V. Hamzaogullari, CFA®

Loomis, Sayles & Company, L.P.

*	Effective January 1, 2022 Kevin G. Grant no longer serves as portfolio manager of the Fund.

Investment Goal

The Fund seeks long-term growth of capital.

Market Conditions

U.S. equities produced strong returns in 2021, marking the eighth year of the past ten in which the major large-cap indexes posted a double-digit gain. The gradual lifting of virus-related restrictions led to a substantial improvement in economic growth and corporate earnings compared to their levels of the previous year, contributing to the gains for stocks. While rising inflation prompted the Federal Reserve (Fed) to adopt a more hawkish tone in the fourth quarter, leading to increased market volatility, the major large-cap indexes closed the year at or near their all-time highs. In the continuation of a long-standing trend, mega-cap technology and communication services stocks were the key drivers of U.S. market performance in 2021.

Performance Results

For the 12 months ended December 31, 2021, Class Y shares of the Natixis U.S. Equity Opportunities Fund returned 23.48% at net asset value. The Fund underperformed its primary benchmark, the S&P 500® Index, which returned 28.71%, and also underperformed its secondary benchmark, the Russell 1000® Index, which returned 26.45%.

Explanation of Fund Performance

Each of the portfolio’s segments uses a distinct investment style, providing shareholders with exposure to a variety of different stocks:

•

The Harris Associates L.P. Large Cap Value segment invests primarily in the common stocks of larger-capitalization companies that Harris Associates L.P. (“Harris Associates”) believes are trading at a substantial discount to the company’s “true business value.”

•

The Loomis, Sayles & Company, L.P. All Cap Growth segment invests primarily in equity securities and may invest in companies of any size. The segment employs a growth style of equity management that emphasizes companies with sustainable competitive advantages versus others, long-term structural growth drivers that will lead to above-average future cash flow growth, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The segment aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value.

Both segments contributed positively to the Fund’s performance.

Harris Associates Large Cap Value Segment

As value investors with an emphasis on individual stock selection, our sector weights are a byproduct of our bottom-up process. On an absolute-return basis, the energy sector gained the most value, while holdings in the industrials sector delivered the smallest positive collective return.

The largest contributors to fund performance for the year were Alphabet and Capital One Financial. Toward the beginning of the year, Alphabet’s fourth-quarter results showed faster than expected revenue growth across the board. Total revenue grew 23% year-over-year and reached $56.9 billion, which led to earnings per share of $22.30, and both exceeded market expectations. Revenue in the key search segment grew 17%, owing to “broad-based re-engagement” among advertisers following the Covid-19-related pullback. Importantly, for the first time Alphabet disclosed cloud segment profitability and revealed that the company made massive upfront

15  |

investments in its go-to-market strategy and engineering resources, implying that the remaining segments are even more profitable than most analysts expected. Later, Alphabet’s results continued to positively surprise the market as the company’s first-quarter total revenue, operating income and earnings per share outpaced expectations by 7%, 39% and 67%, respectively. By segment, search revenue grew 30%, YouTube advertising revenue rose 49% and cloud revenue increased 46%. Furthermore, margin trends improved across all segments as underlying operational expenses appear progressively well controlled relative to history. In July, Alphabet’s second-quarter earnings report showed that revenue grew by 62%, again surpassing consensus expectations, and search revenue saw significant growth with a 67% increase year-over-year. Alphabet’s third-quarter earnings release resulted in the company’s share price moving higher into the end of the year. Reported revenue growth amounted to 41% and operating margins (ex-Other Bets) expanded 670 basis points. In addition, search and YouTube advertising revenue both grew over 40%. Management bought back $12.6 billion worth of stock in the third quarter, which puts the company on pace to meet our expectations for the full-year period. Although Alphabet’s share price declined on news that YouTube TV subscribers lost access to Disney-owned entertainment options, the issue resolved itself shortly thereafter. We believe Alphabet remains an attractive holding with upside potential despite its recent share price appreciation.

Capital One Financial issued first-quarter results that we saw as very good and that built on positive trends from prior quarters. Likewise, the company’s total net revenue and net interest margin exceeded market projections, while earnings per share were about 70% ahead of forecasts. We were pleased that credit quality remained strong, and charge-offs across lending categories fell once again from historically low levels. Credit card purchase volume grew 8% from last year, while deposits grew 15.1% and the average consumer deposit cost ratio reached an all-time low of 0.36%. Impressively, Capital One released loan loss reserves of $1.6 billion in the quarter, which was larger than the reserve release we had estimated for the full year. Capital One delivered another solid set of earnings results for its second quarter, in our view. A $1.7 billion loan reserve release led to earnings per share of $7.62, and the card charge-off rate fell 23 basis points versus the previous quarter’s already historically low rate to 2.29%. In October, investors responded unfavorably to CEO Richard Fairbank’s emphatic commentary surrounding elevated spending, the need to invest defensively in technology and the costliness of doing so given the competition for technology talent. That said, we think the company’s third-quarter earnings report highlighted strong results as charge-offs fell further from already all-time low levels, card purchase volume grew 28% year-over-year, ending loan balance improved 5% sequentially and net interest margins grew 46 basis points. In addition, Capital One executed $2.7 billion in third-quarter share repurchases (equivalent to 3.5% of its share base) and still ended the period with excess capital equal to 13% of its market cap. Our investment thesis for the company remains intact, and we believe it trades at a discount to our perception of its intrinsic value.

The largest detractors to fund performance for the year were Ally Financial and Fiserv. As management had predicted and we had expected, Ally Financial released good fourth-quarter results early in the year. Total net revenue rose 21% from a year earlier while earnings per share advanced 68% and both exceeded market forecasts. In addition, total deposits grew 13% and average total earning assets (including auto loans and mortgages) rose 3% year-over-year. Notably, the company’s provision for credit losses decreased materially from $998 million in the fourth quarter of 2020 to $102 million in the fourth quarter of 2021. Ally announced a new $1.60 billion share repurchase authorization in January following favorable results from the most recent Federal Reserve board stress test. In April, Ally’s first-quarter earnings report included earnings per share ($2.09 ex-items vs. $1.17) that beat analysts’ estimates as well as a reported return on tangible common equity of 24%. In fact, most metrics came in well above increasingly elevated expectations. Net interest margins expanded 26 basis points sequentially to 3.18%, retail deposits grew 21% year-over-year and deposit customers grew 14%. The company’s second-quarter earnings report in July continued to show strength as shown by return on tangible common equity of around 27%. New retail auto originations finished at the highest level in 15 years, while new originated yields maintained above 7%. In addition, net interest margins expanded to nearly 3.6%. In October, Ally reported a positive third-quarter earnings report, in our view. Return on average tangible common equity was assisted by a low credit loss environment and expanding net interest margins. Record retail application flow continued to show strength for a fourth straight year. However, the wholesale business continued to show weakness with loan balances at roughly half pre-pandemic levels. Later in the fourth quarter, Ally announced its decision to acquire digital credit card provider Fair Square Financial (FSF) for $750 million. FSF has been growing balances rapidly, and we believe the deal can add at least 150 basis points to core return on average tangible common equity over the medium term.

Even though Fiserv’s first-quarter earnings disappointed investors, we saw the results as respectable considering the challenging operating environment. Importantly, organic revenue grew 4% from the prior year, earnings rose 15% and earnings per share advanced 18%. In merchant acquiring, organic growth amounted to 8% and margins improved 650 basis points, while gross payment volume in Clover (Fiserv’s cloud-based point-of-sale product) grew 36%, e-commerce transactions grew 24% and the company won a record number of new customers during the period. In addition, we were pleased that Fiserv executed $612 million worth of share repurchases in the quarter (or about 0.8% of its share base). Later, Fiserv delivered strong second-quarter earnings results as exhibited by revenue, earnings and earnings per share that increased 18%, 41% and 47%, respectively. In addition, margins expanded 510 basis points to 33.9%. However, news that Amazon was reportedly developing a point-of-sale solution pressured Fiserv’s share price in

|  16

NATIXIS U.S. EQUITY OPPORTUNITIES FUND

September as investors feared increased competition. Fiserv’s third-quarter earnings results were in line with market estimates, with organic revenue growth of 10%, operating margins increasing 130 basis points and adjusted earnings per share growing 23%. However, investors reacted poorly to the release, focusing on a client (speculated to be Stripe) that was part of a joint venture with Wells Fargo, which is serviced by Fiserv, deciding to leave. This likely stoked fears that other companies may decide to insource their payment processing in the future. The departure is not expected to impact Fiserv’s financial results due to its minimal contribution and management anticipating the move. Despite the client loss, we appreciate that Fiserv still posted strong segment results and growth in customers, independent software vendors, and capabilities on its platform. We continue to believe the company is undervalued and find the investment attractive on a risk-to-reward basis.

Loomis, Sayles & Company All Cap Growth Segment

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. For the period, the All Cap Growth segment posted a positive absolute return. Our holdings in the information technology, communication services, industrials, healthcare, financials, energy, and consumer staples sectors contributed positively to results. Our holdings in the consumer discretionary sector detracted from the segment’s performance.

Nvidia and Alphabet were the largest contributors to performance during the period. Nvidia is the world leader in graphic processing units (GPUs), which enable computers to produce and utilize highly realistic 3D graphic imagery and models. We believe the company’s competitive advantages include its intellectual property, brands, and a large and growing ecosystem of developers and applications utilizing GPU technology. A segment holding since January 2019, Nvidia reported financial results during the period that were better than consensus expectations, driven by broad-based strength that included quarterly revenue records in the company’s gaming, data center, and professional visualization segments in the second half of the year. In gaming, Nvidia is benefiting from record sales of PCs and gaming laptops and the rollout of Turing, its newest GPU architecture, which is becoming the industry norm for the latest blockbuster titles. Data center revenue benefited from a pickup in demand from hyperscale data center customers and rising demand from industry verticals such as industrials and enterprise clients that are adopting more artificial intelligence capabilities. The company saw strong traction for its latest architecture, Ampere, which for the first time enables clients to address both training and inferencing through a single architecture with performance that surpasses its already leading T4 inferencing and V100 training products. The company’s professional visualization segment addresses a more mature market, but Nvidia has been able to drive greater adoption of its products through ongoing innovation. Over our investment horizon, we believe Nvidia can sustain total annualized revenue growth of approximately 20%, driven by secular growth in spending on GPUs. As Nvidia’s business mix shifts increasingly towards its more profitable data center segment, we believe operating profits and free cash flow will grow faster than revenues. We believe Nvidia’s strong free cash flow growth prospects are not currently reflected in its share price. As a result, we believe the company’s shares trade at a significant discount to our estimate of intrinsic value and offer a compelling long-term reward-to-risk opportunity.

Alphabet is a holding company that owns a collection of businesses — the largest and most important of which by far is Google. Google is the global leader in online search and advertising, and also offers online cloud solutions to businesses and consumers globally. We believe Alphabet’s competitive advantages include its scale, brand strength, the power of its network and business ecosystem, as well as its innovative culture that is reinforced by its massive investments in research and development (R&D). A holding in the segment since inception, Alphabet reported financial results during the period that reflected a strong recovery in advertising spending, which had been depressed due to Covid-19, while revenue growth accelerated and adjusted operating margins expanded. Beginning in 2021, the company began presenting results in three segments. Google Services represents approximately 93% of total revenue and is driven by the secular shift of advertising to online and mobile platforms. The segment’s search and YouTube businesses both benefited from strong growth in direct response ads — particularly for YouTube, where in just three years direct response ads have grown from almost nothing to become one of the largest drivers. YouTube is also benefiting from strong demand from brand advertisers due to its reach and engagement with over 2 billion monthly users who recently spent over 1 billion hours daily on the platform. Google Cloud revenue represents approximately 7% of total revenue, and is driven by Google Cloud Platform, the company’s infrastructure- and platform-as-a-service offerings. Other Bets includes a number of early-stage and pre-revenue businesses and represents less than 1% of revenues. Google’s attractive financial model generates strong free cash flow and earns high returns on invested capital, enabling it to reinvest significantly in its business. Over the past five years, Google has invested over $100 billion in R&D, an amount very few companies could replicate. We believe the global secular shift from traditional advertising to online advertising is the biggest long-term growth driver for Google. Online advertising accounts for approximately $330 billion, or around 20% of the $1.5 trillion annual spending on global advertising and marketing. Over our investment horizon, we believe this penetration will increase to over 40%. We believe investors underestimate Alphabet’s growth opportunities and the intrinsic value of the business given its unique and difficult-to-replicate attributes and business model. We believe the company’s shares trade at a significant discount to our estimate of intrinsic value, and offer a compelling reward-to-risk opportunity.

17  |

Alibaba and CRISPR Therapeutics were the largest detractors during the period. A segment holding since its initial public offering in the third quarter of 2014, Alibaba Group is a leading China e-commerce and consumer-engagement platform provider. With approximately 60% of China’s e-commerce transactions estimated to take place through its marketplaces, Alibaba is the world’s largest retail platform, and we believe its scale and interconnected sites create an unparalleled and difficult-to-replicate business ecosystem. Shares have been under pressure since late 2020 due to investor concern regarding increasing regulatory intervention by the Chinese government. In April, China’s State Administration for Market Regulation concluded that Alibaba’s practices had violated antitrust law. The company was fined approximately $2.8 billion and ordered to carry out “comprehensive” self-inspections to standardize business practices and ensure compliance with anti-monopoly laws. Alibaba cooperated fully with the investigation and has changed certain business practices. In August, China passed the Personal Information Protection Law (PIPL), which is focused on protecting personal information rights and interests by standardizing the handling and usage of personal information by businesses. We believe the focus of PIPL is similar to the General Data Protection Regulation (GDPR), which went into effect in the European Union in 2018. The GDPR impacted other portfolio holdings such as Alphabet and Facebook, which incurred increased compliance costs and other disruptions as they adjusted certain business practices to comply with the new regulations. However, both companies continued to generate strong growth in revenue and free cash flow due to their competitive advantages and strong value propositions. While we expected that Alibaba would experience short-term disruptions as it modified its practices to fully comply with new regulatory changes, we did not believe the changes would ultimately impair the company’s difficult-to-replicate competitive advantages. More recently, we have observed increasing competitive pressure in two of the company’s smaller but faster-growing contributors: video streaming and penetration in lower-tier cities. Through the company’s Taobao Live, Alibaba offers a leading live-streaming social commercial platform, enabling merchants to interact with consumers. The relatively new medium has become a fast-growing vehicle for e-commerce sales, growing from less than 5% of China’s e-commerce two years earlier to almost 10% in 2020. While Alibaba continues to have a leadership position in live streaming and short video production, we have seen increased competition and market share gains from companies such as Douyin (China’s version of TikTok, owned by ByteDance), and Kuaishou. We expect this newer format will grow to represent approximately 25% of e-commerce sales over time. And while we expect Alibaba to remain a leader, we expect growing competition to take an increasing share of this fast-growing market over time. Growing competitive intensity has also impacted our assessment of Alibaba’s ongoing penetration of lower-tier cities. As internet access in lower-tier cities approaches that of higher-tier cities, we expect growth in e-commerce to be approximately twice that of overall China e-commerce growth. We believe Alibaba maintains leading market share in lower-tier cities, but is likely to face heightened competition from companies such as Pinduoduo, JD.com, and Meituan. We have long assumed that Alibaba’s disproportionate share of China e-commerce would decline, from over 80% at the time of our initial analysis in 2013, to a level closer to 50% of a still-growing market. While the company remains the dominant e-commerce platform in China, we estimate that a meaningful percentage of the company’s incremental growth in the most recent quarter was from these markets where we are seeing signs of heightened competitive intensity. As a function of newer market entrants, faster growth from newer formats of e-commerce and lower-tier cities, and recent regulatory changes, we now expect the company’s market share to normalize at a lower level than we previously expected. While our ongoing analysis has lowered our assessment of intrinsic value for the company, it has not changed our assessment that Alibaba is a high-quality company that remains well positioned to benefit from secular growth in China e-commerce over our long-term investment horizon. We continue to believe that Alibaba trades at a discount to intrinsic value and offers asymmetric reward-to-risk. However, given our most recent analysis, it no longer justified the same degree of capital allocation relative to other opportunities. We trimmed the position and allocated the proceeds to our existing holdings in Boeing, Disney, Illumina, and Salesforce.

Founded in 2013, CRISPR Therapeutics (“CRSP”) is a leading gene editing company, based in Switzerland. CRISPR, an acronym for “Clustered Regularly Interspaced Short Palindromic Repeats,” is a naturally occurring defense mechanism that protects bacteria against viral infections. Functioning as a “molecular scissors,” the process enables the bacteria to cut viral DNA, thereby disabling the virus. Dr. Emmanuelle Charpentier, a CRSP co-founder, elucidated the mechanism and developed a methodology to adapt and simplify its use for human gene therapy — for which she and a collaborator were awarded the 2020 Nobel Prize in Chemistry. The resulting gene editing technology enables precise alteration of DNA that can “silence” or correct undesirable sequences, potentially enabling a next generation of curative therapies for genetic diseases. Today, the company is focused on developing transformative gene-based medicines for serious diseases in areas including hemoglobinopathies (a group of inherited blood disorders including sickle cell disease), oncology, regenerative medicine, and rare diseases. A new purchase in the second quarter of 2021, CRSP reported financial results that demonstrated continued progress across its clinical and pre-clinical therapies, including the expectation for year-end 2022 regulatory filings for its CTX001 therapy for blood disorders including sickle cell disease. In October 2021, the company reported that its CTX110 CAR-T program, which uses the body’s own immune system to fight cancer, showed good Phase 1 safety results that were comparable to but less efficacious than competing autologous therapies. While the numbers appeared below peer results, they showed promise and potential for the company to improve the results by refining its dosing regimen. CRSP’s therapy also remains differentiated from autologous therapies which are patient-specific and can only be used to treat a single patient, while CRSP’s allogenic “off-the-shelf” CAR-T therapies can be derived from a single healthy donor and then used to treat many patients. While the results could impact the timing of potential approval and ultimate market share opportunity for its CAR-T therapies, they

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NATIXIS U.S. EQUITY OPPORTUNITIES FUND

do not impact our assessment of the quality of CRSP’s platform, and we continue to expect the company to realize significant value from its CAR-T program. We took advantage of near-term price weakness to add to our holdings during the period. While CRSP has a number of therapies currently undergoing clinical trials, it has not yet commercialized any therapies and remains pre-revenue. However, at scale, we believe the company can attain the economics of a successful biotech company, including operating margins that could exceed 40% and cash flow returns on investment that substantially exceed its cost of capital. We believe the expectations embedded in CRSP’s market price substantially underestimate the potential of its curative therapies, its ability to rapidly innovate, and its structural advantages in the development process that should lift its probability of success compared to traditional biopharmaceutical therapies. We believe management is executing on a sound investment strategy that we expect will eventually generate meaningful free cash flow growth that is not reflected in current expectations. As a result, we believe the company is selling at a substantial discount to our estimate of its intrinsic value and offers a compelling reward-to-risk opportunity.

Outlook

The Natixis U.S. Equity Opportunities Fund is composed of two separate segments combining the value expertise of Harris Associates with the growth expertise of Loomis Sayles. The two segments have common investment philosophies and a rigorous long-term, bottom-up research process focused on high quality businesses trading at a significant discount to intrinsic value. Coming out of the pandemic-driven selloff in 2020, the market’s appetite for risk and infatuation with companies benefiting from the “work from home” environment has been most analogous to behavior observed in the dot-com era of the late 1990s and early 2000s and the financial crisis and energy bubble in 2008. The thesis for each investment, almost by definition, differs from consensus. The fund managers have maintained, and continue to maintain, temperament and discipline, and monitor any new information to constantly challenge those theses. The managers are patient investors and maintain coverage of high-quality businesses in order to take advantage of meaningful price dislocations if and when they occur.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2011 through December 31, 2021

19  |

Top Ten Holdings as of December 31, 2021

Security Name		% of Net Assets
1	Meta Platforms, Inc., Class A	4.48%
2	Alphabet, Inc., Class A	4.12%
3	NVIDIA Corp.	3.53%
4	Amazon.com, Inc.	3.13%
5	Regeneron Pharmaceuticals, Inc.	2.80%
6	Ally Financial, Inc.	2.43%
7	EOG Resources, Inc.	2.12%
8	Capital One Financial Corp.	2.10%
9	Boeing Co. (The)	2.06%
10	Charles Schwab Corp. (The)	2.06%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Average Annual Total Returns — December 31, 20214

	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[5]
					Gross	Net

Class Y
NAV	23.48%	18.69%	17.70%	—%	0.92%	0.92%

Class A
NAV	23.14	18.40	17.40	—	1.17	1.17
With 5.75% Maximum Sales Charge	16.07	17.00	16.71	—

Class C
NAV	22.27	17.52	16.70	—	1.92	1.92
With CDSC[1]	21.27	17.52	16.70	—

Class N (Inception 5/1/17)
NAV	23.53	—	—	18.17	1.13	0.84

Comparative Performance
S&P 500® Index[2]	28.71	18.47	16.55	18.02
Russell 1000® Index[3]	26.45	18.43	16.54	17.96

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase and includes automatic conversion to Class A shares after eight years.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

3

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  20

VAUGHAN NELSON MID CAP FUND

Managers	Symbols

Dennis G. Alff, CFA®	Class A VNVAX

Chad D. Fargason	Class C VNVCX

Chris D. Wallis, CFA®	Class N VNVNX

Vaughan Nelson Investment Management, L.P.	Class Y VNVYX

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

During the fiscal year ended December 31, 2021, the equity market continued to recover from the global pandemic. Buoyed by a new round of stimulus checks and an accelerated rollout of Covid-19 vaccines, cyclical sectors and securities with high beta and high short interest led the equity market to new all-time highs. As we moved through the fiscal year, growth stocks resumed their leadership over value. The leadership shift to larger cap equities with growth characteristics is consistent with the modest decline in Treasury yields and flattening yield curve. As we neared the fiscal year-end, returns were mixed as global equity markets grappled with slowing economic growth, rising energy prices, and material supply chain disruptions, offset by falling Covid cases and improving employment conditions. With rising inflationary pressures becoming a political issue, the US Federal Reserve began modestly reducing their Quantitative Easing purchases and provided forward guidance that interest rate increases are on the horizon. Inflationary pressures have peaked in the US and emerging markets but continue to rise in Europe. Although upward pressure on inflation is easing, inflation remains at elevated levels and may limit monetary policy support going forward.

Performance Results

For the 12 months ended December 31, 2021, Class Y shares of the Vaughan Nelson Mid Cap Fund returned 21.65% at net asset value. The Fund underperformed its benchmark, the Russell Midcap® Value Index, which returned 28.34%.

Explanation of Fund Performance

The largest contributor to underperformance was the Fund’s consumer discretionary names. Leslie’s, Inc. was a relative detractor. Leslie’s is a provider of pool supplies and chemicals in the US, with a network of nearly 1,000 stores. While earnings were strongly revised higher throughout the year, the stock suffered from private equity sponsor selling. With the December secondary offering, the company concurrently announced a share buyback to absorb more than half the offering. We believe this should begin to relieve the sponsor overhang in 2022.

Selection within materials, namely FMC Corporation, was a relative detractor. FMC is a leading agricultural sciences company making insecticides, herbicides, and fungicides for crops. The company experienced price/cost pressures during the year but exited the fourth quarter with positive momentum.

A significant underweight to real estate, an outperforming sector, meaningfully impacted relative returns.

Information technology was a negative contributor driven by an overweight position and stock selection. Alliance Data Systems Corporation (ADS) was the most challenged name. ADS is a provider of private label credit cards, promotional financings and savings products. The company underwent a spinoff of Loyalty Ventures to create value, but still lagged its peers as the market doubts its longer-term receivables growth targets and worries about the threat of alternatives such as buy-now-pay-later. The company is also classified in a different sector than its peers.

Health care underperformance was driven by security selection. Within the sector, Aveanna Healthcare Holdings Inc. is a provider of home health solutions, with a focus on pediatric patients. The stock underperformed as the sector was under pressure due to labor difficulties, and Aveanna is also a new issue.

Financials outperformed, with Athene Holding Ltd. Class A the strongest name. Athene was acquired by Apollo during the year and benefited from Apollo’s newly stated goal of $1 trillion in AUM by 2026, a doubling of its current asset base.

Security selection within industrials aided performance, with WillScot Mobile Mini Holdings Corp. Class A the strongest performer. The company provides modular space and portable storage products including temporary workspace, furniture rental, and facilities services. The company held an investor day with a bullish outlook, and a final sponsor stock sale allowed the stock to lift off.

21  |

Energy was a positive relative sector, primarily due to Pioneer Natural Resources Company. Pioneer is an oil & gas exploration and production company with a focus in the Permian basin. The company completed two big mergers, then benefited from a commitment to no more deals, capital return, and rising oil prices throughout the year.

Utilities was the final outperforming sector due in part to Evergy, Inc. Evergy is a regulated utility that provides electric services to Kansas and Missouri. The company has activist involvement and benefited from strong execution.

Outlook

Economic growth continues to slow, and we expect supporting data to become visible as we exit the first quarter and move through the second quarter of 2022. As monetary policy becomes incrementally more restrictive, it is important for inflationary pressures to ease faster than economic growth so that real growth can remain supportive of equity markets. Should economic growth slow more quickly than inflation, earnings estimates and equity valuations may come under pressure in the first half of 2022.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2011 through December 31, 2021

See notes to chart on page 23.

|  22

VAUGHAN NELSON MID CAP FUND

Top Ten Holdings as of December 31, 2021

Security Name		% of Net Assets
1	Motorola Solutions, Inc.	4.82%
2	Performance Food Group Co.	3.70%
3	Skechers U.S.A., Inc., Class A	3.45%
4	Elanco Animal Health, Inc.	3.38%
5	Avantor, Inc.	2.93%
6	Leslie's, Inc.	2.78%
7	Sotera Health Co.	2.72%
8	WillScot Mobile Mini Holdings Corp.	2.67%
9	Nexstar Media Group, Inc., Class A	2.65%
10	Crown Holdings, Inc.	2.50%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Average Annual Total Returns — December 31, 20213

	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[4]
					Gross	Net

Class Y
NAV	21.65%	10.87%	12.13%	—%	0.99%	0.90%

Class A
NAV	21.32	10.58	11.84	—	1.24	1.15
With 5.75% Maximum Sales Charge	14.34	9.28	11.18	—

Class C
NAV	20.44	9.76	11.18	—	1.99	1.90
With CDSC[1]	19.44	9.76	11.18	—

Class N (Inception 5/1/13)
NAV	21.70	10.96	—	10.60	0.89	0.85

Comparative Performance
Russell Midcap® Value Index[2]	28.34	11.22	13.44	11.66

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase and includes automatic conversion to Class A shares after eight years.

2

Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

23  |

VAUGHAN NELSON SMALL CAP VALUE FUND

Managers	Symbols

Chris D. Wallis, CFA®	Class A NEFJX

Stephen Davis, CFA®	Class C NEJCX

Vaughan Nelson Investment Management, L.P.	Class N VSCNX
Class Y NEJYX

Investment Goal

The Fund seeks capital appreciation.

Market Conditions

During the fiscal year ended December 31, 2021, the equity market continued to recover from the global pandemic. Buoyed by a new round of stimulus checks and an accelerated rollout of Covid-19 vaccines, cyclical sectors and securities with high beta and high short interest led the equity market to new all-time highs. As we moved through the fiscal year, growth stocks resumed their leadership over value. The leadership shift to larger cap equities with growth characteristics is consistent with the modest decline in Treasury yields and flattening yield curve. As we neared the fiscal year-end, returns were mixed as global equity markets grappled with slowing economic growth, rising energy prices, and material supply chain disruptions offset by falling Covid cases and improving employment conditions. With rising inflationary pressures becoming a political issue, the US Federal Reserve began modestly reducing their Quantitative Easing purchases and provided forward guidance that interest rate increases are on the horizon. Inflationary pressures have peaked in the US and emerging markets but continue to rise in Europe. Although upward pressure on inflation is easing, inflation remains at elevated levels and may limit monetary policy support going forward.

Performance Results

For the 12 months ended December 31, 2021, Class Y shares of the Vaughan Nelson Small Cap Value Fund returned 30.61% at net asset value. The Fund outperformed its benchmark, the Russell 2000® Value Index, which returned 28.27%.

Explanation of Fund Performance

The largest contributor to outperformance was healthcare, driven by security selection. Within the sector, Syneos Health, Inc. Class A drove the outperformance due to continued strength in their backlog of core clinical contract outsourcing business combined with industry strength with respect to biotech funding levels.

Information technology (IT) was a significant contributor, driven by an overweight position and stock selection. ExlService Holdings, Inc. led the way, resulting from strong third quarter 2021 execution on booked business, strong (95%) revenue visibility into 2022 and the continued secular shift for enterprise clients to outsource core operations to the company to save money and gain operational efficiency.

The Fund’s consumer discretionary names outperformed the sector, with International Game Technology PLC the largest contributor due primarily to strength in i-Lottery and sports betting industry assets that drove a re-rating of the stock by the market. Higher cash flow generation by the company also led to a significant reduction in net leverage from previously high levels.

Financials outperformed, with LPL Financial Holdings Inc. the strongest name because of a rise in equity markets driving higher assets under management and the market anticipating higher interest rates, which would increase the spread earned by the company on their client’s cash balances.

Utilities was the final outperforming sector, due in part to the Fund’s underweight position.

The largest detractor from returns was a significant underweight to real estate, an outperforming benchmark sector.

Both an overweight to and security selection within industrials hampered performance, with Ritchie Bros. Auctioneers the worst performer

Ritchie Bros. Auctioneers underperformed due to supply chain constraints limiting the amount of auction inventory (industrial capital equipment) the company could aggregate as owners of equipment were holding on to older assets longer. This led to lower earnings growth than the market anticipated.

Energy was a negative relative sector, primarily due to TechnipFMC Plc, which underperformed due to a pullback in natural gas prices throughout the world and a milder winter in Europe. Further, oil retreated from its 2021 highs made in October 2021.

|  24

VAUGHAN NELSON SMALL CAP VALUE FUND

The communication services underperformance was driven by security selection. Sinclair Broadcast Group, Inc. Class A was the most challenged name. The Delta and Omicron virus waves led to changes in sports viewing schedules, which is one of the primary revenue sources for the company as it owns several regional sports networks.

Security selection within a disappointing consumer staples sector detracted from returns led by Performance Food Group Company. The stock underperformed due to inflation effects as the company lags price increases by 1–2 quarters, as well as a deal with CoreMark that the market is waiting to see demonstrable benefits from.

Lastly, selection within materials, namely Axalta Coating Systems Ltd., was a relative detractor due to lower auto production volumes resulting in decreased demand for Axalta paint, combined with margin pressure due to inflation which the company mitigates with price increases on a 1–2 quarter lag.

Outlook

Economic growth continues to slow, and we expect supporting data to become visible as we exit the first quarter and move through the second quarter of 2022. As monetary policy becomes incrementally more restrictive, it is important for inflationary pressures to ease faster than economic growth so that real growth can remain supportive of equity markets. Should economic growth slow more quickly than inflation, earnings estimates and equity valuations may come under pressure in the first half of 2022.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2011 through December 31, 2021

25  |

Top Ten Holdings as of December 31, 2021

Security Name		% of Net Assets
1	Insight Enterprises, Inc.	3.50%
2	Element Solutions, Inc.	3.41
3	ExlService Holdings, Inc.	2.98
4	Syneos Health, Inc.	2.86
5	Molina Healthcare, Inc.	2.77
6	ASGN, Inc.	2.58
7	LPL Financial Holdings, Inc.	2.45
8	Performance Food Group Co.	2.40
9	Capri Holdings Ltd.	2.35
10	Chemours Co. (The)	2.09

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Average Annual Total Returns — December 31, 20213

	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[4]
					Gross	Net

Class Y
NAV	30.61%	10.15%	13.09%	—%	1.23%	1.00%

Class A
NAV	30.24	9.86	12.80	—	1.48	1.25
With 5.75% Maximum Sales Charge	22.74	8.56	12.13	—

Class C
NAV	29.45	9.05	12.12	—	2.23	2.00
With CDSC[1]	28.62	9.05	12.12	—

Class N (Inception 5/1/17)
NAV	30.64	—	—	11.13	6.49	0.95

Comparative Performance
Russell 2000® Value Index[2]	28.27	9.07	12.03	9.54

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase and includes automatic conversion to Class A shares after eight years.

2

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  26

ADDITIONAL INFORMATION

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at im.natixis.com/funddocuments. A hard copy may be requested from the Fund at no charge by calling 800-225-5478.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

27  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2021 through December 31, 2021. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES INTERNATIONAL GROWTH FUND	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD 7/1/2021 – 12/31/2021*
Class A
Actual	$1,000.00	$912.30	$5.78
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11
Class C
Actual	$1,000.00	$909.70	$9.39
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.91
Class N
Actual	$1,000.00	$914.20	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58
Class Y
Actual	$1,000.00	$913.90	$4.58
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95%, 0.90% and 0.95% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  28

NATIXIS OAKMARK FUND	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD 7/1/2021 – 12/31/2021*
Class A
Actual	$1,000.00	$1,065.30	$5.47
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35
Class C
Actual	$1,000.00	$1,061.50	$9.35
Hypothetical (5% return before expenses)	$1,000.00	$1,016.13	$9.15
Class N
Actual	$1,000.00	$1,067.10	$3.91
Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.82
Class Y
Actual	$1,000.00	$1,067.00	$4.17
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.05%, 1.80%, 0.75% and 0.80% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

NATIXIS OAKMARK INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD 7/1/2021 – 12/31/2021*
Class A
Actual	$1,000.00	$956.80	$5.67
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85
Class C
Actual	$1,000.00	$953.20	$9.35
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	$9.65
Class N
Actual	$1,000.00	$958.20	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33
Class Y
Actual	$1,000.00	$957.70	$4.44
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.15%, 1.90%, 0.85% and 0.90% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

29  |

NATIXIS U.S. EQUITY OPPORTUNITIES FUND	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD 7/1/2021 – 12/31/2021*
Class A
Actual	$1,000.00	$1,038.20	$5.75
Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	$5.70
Class C
Actual	$1,000.00	$1,034.60	$9.59
Hypothetical (5% return before expenses)	$1,000.00	$1,015.78	$9.50
Class N
Actual	$1,000.00	$1,039.80	$4.22
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18
Class Y
Actual	$1,000.00	$1,039.60	$4.47
Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.12%, 1.87%, 0.82% and 0.87% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

VAUGHAN NELSON MID CAP FUND	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD 7/1/2021 – 12/31/2021*
Class A
Actual	$1,000.00	$1,034.80	$5.90
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85
Class C
Actual	$1,000.00	$1,031.10	$9.73
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	$9.65
Class N
Actual	$1,000.00	$1,036.80	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33
Class Y
Actual	$1,000.00	$1,036.60	$4.62
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.15%, 1.90%, 0.85% and 0.90% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

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VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD 7/1/2021 – 12/31/2021*
Class A
Actual	$1,000.00	$1,082.00	$6.56
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36
Class C
Actual	$1,000.00	$1,078.50	$10.48
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$10.16
Class N
Actual	$1,000.00	$1,083.70	$4.99
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84
Class Y
Actual	$1,000.00	$1,083.90	$5.25
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.25%, 2.00%, 0.95% and 1.00% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

31  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles International Growth Fund

Shares	Description	Value (†)
Common Stocks — 97.7% of Net Assets
	Argentina — 6.0%
1,032	MercadoLibre, Inc.(a)	$1,391,549

	Australia — 6.0%
33,026	WiseTech Global Ltd.	1,400,680

	Belgium — 2.1%
8,040	Anheuser-Busch InBev S.A.	484,731

	Brazil — 3.7%
306,396	Ambev S.A., ADR	857,909

	China — 25.7%
3,304	Alibaba Group Holding Ltd., Sponsored ADR(a)(b)	392,482
4,070	Baidu, Inc., Sponsored ADR(a)(b)	605,575
57,800	Budweiser Brewing Co. APAC Ltd., 144A	151,954
456,500	Dali Foods Group Co. Ltd., 144A	239,153
3,100	Kweichow Moutai Co. Ltd., Class A	998,693
3,517	NXP Semiconductors NV	801,102
22,000	Tencent Holdings Ltd.(b)	1,283,724
23,573	Trip.com Group Ltd., ADR(a)(b)	580,367
40,469	Vipshop Holdings Ltd., ADR(a)(b)	339,940
11,933	Yum China Holdings, Inc.	594,741

		5,987,731

	Denmark — 4.0%
8,249	Novo Nordisk A/S, Class B	926,576

	France — 5.0%
2,482	EssilorLuxottica S.A.	528,360
7,379	Sodexo S.A.	646,902

		1,175,262

	Germany — 3.3%
5,548	SAP SE	780,823

	Japan — 4.7%
4,100	FANUC Corp.	871,504
5,300	Unicharm Corp.	230,588

		1,102,092

	Macau — 0.9%
39,000	Galaxy Entertainment Group Ltd.(a)	202,316

	Netherlands — 5.7%
509	Adyen NV, 144A(a)	1,336,125

	Switzerland — 17.8%
6,639	CRISPR Therapeutics AG(a)	503,103
6,811	Nestle S.A., (Registered)	950,933
12,727	Novartis AG, (Registered)	1,118,347
3,830	Roche Holding AG	1,588,918

		4,161,301

	United Kingdom — 11.1%
6,459	Diageo PLC	353,152
17,805	Experian PLC	877,001
9,470	Reckitt Benckiser Group PLC	815,212
10,119	Unilever PLC	542,441

		2,587,806

	United States — 1.7%
4,226	Core Laboratories NV	94,282
9,810	Schlumberger NV	293,809

		388,091

	Total Common Stocks (Identified Cost $23,841,001)	22,782,992

Principal Amount	Description	Value (†)
Short-Term Investments — 1.6%
$382,811	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $382,811 on 1/03/2022 collateralized by $323,400 U.S. Treasury Inflation Indexed Note, 0.125% due 07/15/2030 valued at $390,573 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $382,811)	$382,811

	Total Investments — 99.3% (Identified Cost $24,223,812)	23,165,803
	Other assets less liabilities — 0.7%	159,888

	Net Assets — 100.0%	$23,325,691

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Security invests in variable interest entities based in China. See Note 10 of Notes to Financial Statements.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of Rule 144A holdings amounted to $1,727,232 or 7.4% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2021

Pharmaceuticals	15.6%
Beverages	12.3
Software	9.3
Internet & Direct Marketing Retail	9.2
Hotels, Restaurants & Leisure	8.7
Interactive Media & Services	8.1
IT Services	5.7
Food Products	5.1
Household Products	4.5
Professional Services	3.8
Machinery	3.7
Semiconductors & Semiconductor Equipment	3.4
Personal Products	2.3
Textiles, Apparel & Luxury Goods	2.2
Biotechnology	2.1
Energy Equipment & Services	1.7
Short-Term Investments	1.6

Total Investments	99.3
Other assets less liabilities	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2021

Loomis Sayles International Growth Fund – (continued)

Currency Exposure Summary at December 31, 2021

United States Dollar	29.3%
Euro	18.4
Swiss Franc	15.7
British Pound	8.8
Hong Kong Dollar	8.1
Australian Dollar	6.0
Japanese Yen	4.7
Yuan Renminbi	4.3
Danish Krone	4.0

Total Investments	99.3
Other assets less liabilities	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2021

Natixis Oakmark Fund

Shares	Description	Value (†)
Common Stocks — 93.9% of Net Assets
	Aerospace & Defense — 0.9%
16,300	General Dynamics Corp.	$3,398,061

	Auto Components — 1.0%
81,700	BorgWarner, Inc.	3,682,219

	Automobiles — 1.6%
103,400	General Motors Co.(a)	6,062,342

	Banks — 6.4%
178,700	Bank of America Corp.	7,950,363
149,600	Citigroup, Inc.	9,034,344
143,045	Wells Fargo & Co.	6,863,299

		23,848,006

	Beverages — 3.9%
30,300	Constellation Brands, Inc., Class A	7,604,391
183,404	Keurig Dr Pepper, Inc.	6,760,271

		14,364,662

	Biotechnology — 1.9%
10,987	Regeneron Pharmaceuticals, Inc.(a)	6,938,510

	Capital Markets — 12.9%
92,600	Bank of New York Mellon Corp. (The)	5,378,208
124,000	Charles Schwab Corp. (The)	10,428,400
22,575	Goldman Sachs Group, Inc. (The)	8,636,066
49,000	Intercontinental Exchange, Inc.	6,701,730
60,657	KKR & Co., Inc.	4,518,947
8,005	Moody’s Corp.	3,126,593
4,210	S&P Global, Inc.	1,986,825
76,943	State Street Corp.	7,155,699

		47,932,468

	Consumer Finance — 8.0%
260,544	Ally Financial, Inc.	12,404,500
41,644	American Express Co.	6,812,958
73,305	Capital One Financial Corp.	10,635,823

		29,853,281

	Electronic Equipment, Instruments & Components — 1.5%
35,747	TE Connectivity Ltd.	5,767,421

	Entertainment — 3.2%
13,855	Netflix, Inc.(a)	8,346,806
20,400	Take-Two Interactive Software, Inc.(a)	3,625,488

		11,972,294

	Health Care Providers & Services — 6.3%
62,866	CVS Health Corp.	6,485,257
32,407	HCA Healthcare, Inc.	8,326,006
18,345	Humana, Inc.	8,509,512

		23,320,775

	Hotels, Restaurants & Leisure — 4.3%
3,405	Booking Holdings, Inc.(a)	8,169,378
50,545	Hilton Worldwide Holdings, Inc.(a)	7,884,515

		16,053,893

	Industrial Conglomerates — 1.3%
51,625	General Electric Co.	4,877,014

	Insurance — 4.6%
143,895	American International Group, Inc.	8,181,870
47,212	Reinsurance Group of America, Inc.	5,169,242
16,315	Willis Towers Watson PLC	3,874,649

		17,225,761

	Interactive Media & Services — 6.0%
4,529	Alphabet, Inc., Class A(a)	13,120,694
	Interactive Media & Services — continued
27,155	Meta Platforms, Inc., Class A(a)	$9,133,584

		22,254,278

	Internet & Direct Marketing Retail — 2.1%
93,211	eBay, Inc.	6,198,531
196,930	Qurate Retail, Inc., Class A	1,496,668

		7,695,199

	IT Services — 8.8%
19,320	Automatic Data Processing, Inc.	4,763,926
182,200	DXC Technology Co.(a)	5,865,018
77,600	Fiserv, Inc.(a)	8,054,104
27,959	Gartner, Inc.(a)	9,347,253
4,460	MasterCard, Inc., Class A	1,602,567
14,105	Visa, Inc., Class A	3,056,694

		32,689,562

	Machinery — 1.8%
14,705	Cummins, Inc.	3,207,749
40,900	PACCAR, Inc.	3,609,834

		6,817,583

	Media — 3.7%
11,409	Charter Communications, Inc., Class A(a)	7,438,326
127,700	Comcast Corp., Class A	6,427,141

		13,865,467

	Oil, Gas & Consumable Fuels — 8.2%
261,517	APA Corp.	7,032,192
105,331	ConocoPhillips	7,602,791
48,248	Diamondback Energy, Inc.	5,203,547
120,924	EOG Resources, Inc.	10,741,679

		30,580,209

	Real Estate Management & Development — 1.1%
38,200	CBRE Group, Inc., Class A(a)	4,145,082

	Software — 1.5%
20,576	Workday, Inc., Class A(a)	5,620,952

	Tobacco — 1.6%
122,469	Altria Group, Inc.	5,803,806

	Wireless Telecommunication Services — 1.3%
40,870	T-Mobile US, Inc.(a)	4,740,103

	Total Common Stocks (Identified Cost $239,400,200)	349,508,948

Principal Amount
Short-Term Investments — 5.4%
$20,224,080	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $20,224,080 on 1/03/2022 collateralized by $14,758,200 U.S. Treasury Bond, 4.500% due 5/15/2038 valued at $20,628,613 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $20,224,080)	20,224,080

	Total Investments — 99.3% (Identified Cost $259,624,280)	369,733,028
	Other assets less liabilities — 0.7%	2,433,397

	Net Assets — 100.0%	$372,166,425

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2021

Natixis Oakmark Fund – (continued)

Industry Summary at December 31, 2021

Capital Markets	12.9%
IT Services	8.8
Oil, Gas & Consumable Fuels	8.2
Consumer Finance	8.0
Banks	6.4
Health Care Providers & Services	6.3
Interactive Media & Services	6.0
Insurance	4.6
Hotels, Restaurants & Leisure	4.3
Beverages	3.9
Media	3.7
Entertainment	3.2
Internet & Direct Marketing Retail	2.1
Other Investments, less than 2% each	15.5
Short-Term Investments	5.4

Total Investments	99.3
Other assets less liabilities	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2021

Natixis Oakmark International Fund

Shares	Description	Value (†)
Common Stocks — 96.9% of Net Assets
	Australia — 2.0%
508,300	Brambles Ltd.	$3,932,373
668,820	Orica Ltd.	6,669,647

		10,602,020

	Belgium — 2.0%
175,700	Anheuser-Busch InBev S.A.	10,592,944

	Canada — 1.9%
115,700	Open Text Corp.	5,491,623
80,199	Restaurant Brands International, Inc.	4,866,475

		10,358,098

	China — 5.0%
729,300	Alibaba Group Holding Ltd.(a)	10,717,486
126,975	Prosus NV	10,516,705
45,646	Trip.com Group Ltd.(a)	1,119,539
543,696	Vipshop Holdings Ltd., ADR(a)	4,567,047

		26,920,777

	Finland — 0.7%
102,500	UPM-Kymmene OYJ	3,899,981

	France — 12.5%
326,305	Accor S.A.(a)	10,576,657
269,491	BNP Paribas S.A.(b)	18,632,884
14,600	Capgemini SE	3,578,175
111,600	Danone S.A.	6,936,995
130,198	Publicis Groupe S.A.	8,771,965
261,612	Valeo S.A.	7,889,269
190,400	Worldline S.A., 144A(a)	10,597,694

		66,983,639

	Germany — 24.4%
76,810	Allianz SE, (Registered)	18,116,300
371,130	Bayer AG, (Registered)	19,819,931
167,900	Bayerische Motoren Werke AG	16,797,089
139,959	Continental AG(a)	14,704,852
172,114	Daimler AG, (Registered)	13,150,223
115,907	Daimler Truck Holding AG(a)	4,260,991
161,900	Fresenius Medical Care AG & Co. KGaA	10,495,685
198,500	Fresenius SE & Co. KGaA	7,978,387
81,900	Henkel AG & Co. KGaA	6,384,195
62,900	SAP SE	8,852,515
822,300	thyssenkrupp AG(a)	9,008,785
26,511	Vitesco Technologies Group AG, Class A(a)	1,300,124

		130,869,077

	India — 1.0%
620,975	Axis Bank Ltd.(a)	5,642,961

	Indonesia — 0.7%
7,495,500	Bank Mandiri Persero Tbk PT	3,701,122

	Ireland — 1.4%
68,638	Ryanair Holdings PLC, Sponsored ADR(a)	7,023,727
24,200	Ryanair Holdings PLC(a)	419,054

		7,442,781

	Italy — 3.2%
6,667,700	Intesa Sanpaolo SpA	17,222,157

	Japan — 1.9%
145,200	Komatsu Ltd.	3,395,645
363,900	Toyota Motor Corp.	6,725,813

		10,121,458

	Korea — 1.2%
19,750	NAVER Corp.(a)	6,269,071

	Mexico — 1.1%
621,800	Grupo Televisa SAB, Sponsored ADR	$5,826,266

	Netherlands — 2.2%
129,544	EXOR NV	11,596,474

	South Africa — 0.7%
25,788	Naspers Ltd., N Shares	4,002,582

	Spain — 1.6%
123,630	Amadeus IT Group S.A.(a)	8,365,329

	Sweden — 4.7%
516,655	H & M Hennes & Mauritz AB, B Shares	10,137,859
334,800	SKF AB, B Shares	7,917,925
298,300	Volvo AB, B Shares	6,898,631

		24,954,415

	Switzerland — 12.2%
8,200	Cie Financiere Richemont S.A., (Registered)	1,225,366
1,767,639	Credit Suisse Group AG, (Registered)(b)	17,138,354
3,067,780	Glencore PLC(b)	15,631,191
214,521	Holcim Ltd., (Registered)	10,910,330
118,500	Novartis AG, (Registered)	10,412,829
12,900	Roche Holding AG	5,351,709
15,299	Swatch Group AG (The)	4,659,095

		65,328,874

	United Kingdom — 16.5%
716,392	CNH Industrial NV	13,850,865
218,100	Compass Group PLC(a)	4,910,235
568,377	Informa PLC(a)	3,979,535
350,432	Liberty Global PLC, Class A(a)	9,720,984
30,524,500	Lloyds Banking Group PLC	19,822,345
2,182,200	NatWest Group PLC	6,682,583
325,700	Prudential PLC	5,632,279
52,800	Reckitt Benckiser Group PLC	4,545,215
1,165,300	Rolls-Royce Holdings PLC(a)	1,945,044
162,989	Schroders PLC	7,867,052
148,400	Smiths Group PLC	3,176,543
407,500	WPP PLC	6,205,298

		88,337,978

	Total Common Stocks (Identified Cost $490,568,124)	519,038,004

Preferred Stocks — 1.3%
Non-Convertible Preferred Stocks — 1.3%
	Korea — 1.3%
114,600	Samsung Electronics Co. Ltd., 1.530%, (KRW) (Identified Cost $6,734,682)	6,851,437

Principal Amount
Short-Term Investments – 1.0%
$5,581,234	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $5,581,234 on 1/03/2022 collateralized by $4,090,300 U.S. Treasury Bond, 4.375% due 11/15/2039 valued at $5,692,867 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $5,581,234)	5,581,234

	Total Investments — 99.2% (Identified Cost $502,884,040)	531,470,675
	Other assets less liabilities — 0.8%	4,398,273

	Net Assets — 100.0%	$535,868,948

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2021

Natixis Oakmark International Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of Rule 144A holdings amounted to $10,597,694 or 2.0% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

CHF	Swiss Franc
KRW	South Korean Won

At December 31, 2021, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
State Street Bank and Trust Company	6/15/2022	CHF	$6,786,000	$7,388,913	$7,483,240	$(94,327)

Industry Summary at December 31, 2021

Banks	13.3%
Automobiles	6.9
Machinery	6.8
Pharmaceuticals	6.7
Internet & Direct Marketing Retail	5.5
Capital Markets	4.7
Media	4.6
Metals & Mining	4.6
Insurance	4.5
Auto Components	4.4
IT Services	4.2
Hotels, Restaurants & Leisure	4.0
Health Care Providers & Services	3.5
Software	2.6
Diversified Financial Services	2.2
Household Products	2.0
Construction Materials	2.0
Beverages	2.0
Other Investments, less than 2% each	13.7
Short-Term Investments	1.0

Total Investments	99.2
Other assets less liabilities (including forward foreign currency contracts)	0.8

Net Assets	100.0%

Currency Exposure Summary at December 31, 2021

Euro	51.3%
British Pound	15.0
Swiss Franc	9.3
United States Dollar	6.9
Swedish Krona	4.7
South Korean Won	2.5
Hong Kong Dollar	2.2
Australian Dollar	2.0
Other, less than 2% each	5.3

Total Investments	99.2
Other assets less liabilities (including forward foreign currency contracts)	0.8

Net Assets	100.0%

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2021

Natixis U.S. Equity Opportunities Fund

Shares	Description	Value (†)
Common Stocks — 96.3% of Net Assets
	Aerospace & Defense — 2.1%
110,342	Boeing Co. (The)(a)	$22,214,052

	Air Freight & Logistics — 0.8%
66,796	Expeditors International of Washington, Inc.	8,970,035

	Automobiles — 1.2%
220,000	General Motors Co.(a)	12,898,600

	Banks — 4.7%
380,260	Bank of America Corp.	16,917,767
318,405	Citigroup, Inc.	19,228,478
304,400	Wells Fargo & Co.	14,605,112

		50,751,357

	Beverages — 4.8%
64,591	Constellation Brands, Inc., Class A	16,210,403
390,500	Keurig Dr Pepper, Inc.	14,393,830
213,493	Monster Beverage Corp.(a)	20,503,868

		51,108,101

	Biotechnology — 4.9%
74,446	Alnylam Pharmaceuticals, Inc.(a)	12,624,552
53,174	BioMarin Pharmaceutical, Inc.(a)	4,697,923
76,519	CRISPR Therapeutics AG(a)	5,798,610
47,623	Regeneron Pharmaceuticals, Inc.(a)	30,074,877

		53,195,962

	Capital Markets — 7.2%
263,945	Charles Schwab Corp. (The)	22,197,775
18,574	FactSet Research Systems, Inc.	9,027,150
104,300	Intercontinental Exchange, Inc.	14,265,111
15,718	MSCI, Inc.	9,630,261
115,433	SEI Investments Co.	7,034,487
163,700	State Street Corp.	15,224,100

		77,378,884

	Communications Equipment — 0.8%
133,363	Cisco Systems, Inc.	8,451,213

	Consumer Finance — 5.9%
549,000	Ally Financial, Inc.	26,137,890
88,500	American Express Co.	14,478,600
155,885	Capital One Financial Corp.	22,617,355

		63,233,845

	Energy Equipment & Services — 0.7%
255,577	Schlumberger NV	7,654,531

	Entertainment — 3.4%
29,510	Netflix, Inc.(a)	17,778,004
118,039	Walt Disney Co. (The)(a)	18,283,061

		36,061,065

	Health Care Equipment & Supplies — 0.6%
17,756	Intuitive Surgical, Inc.(a)	6,379,731

	Health Care Providers & Services — 3.3%
68,700	HCA Healthcare, Inc.	17,650,404
39,120	Humana, Inc.	18,146,203

		35,796,607

	Hotels, Restaurants & Leisure — 5.5%
7,245	Booking Holdings, Inc.(a)	17,382,421
107,400	Hilton Worldwide Holdings, Inc.(a)	16,753,326
113,726	Starbucks Corp.	13,302,530
113,077	Yum China Holdings, Inc.	5,635,758
40,738	Yum! Brands, Inc.	5,656,879

		58,730,914

	Household Products — 0.4%
56,019	Colgate-Palmolive Co.	$4,780,662

	Industrial Conglomerates — 1.0%
109,793	General Electric Co.	10,372,145

	Insurance — 2.5%
306,155	American International Group, Inc.	17,407,973
90,700	Reinsurance Group of America, Inc.	9,930,743

		27,338,716

	Interactive Media & Services — 10.1%
15,295	Alphabet, Inc., Class A(a)	44,310,227
5,763	Alphabet, Inc., Class C(a)	16,675,759
143,138	Meta Platforms, Inc., Class A(a)	48,144,466

		109,130,452

	Internet & Direct Marketing Retail — 3.8%
62,111	Alibaba Group Holding Ltd., Sponsored ADR(a)	7,378,166
10,109	Amazon.com, Inc.(a)	33,706,843

		41,085,009

	IT Services — 5.7%
16,981	Automatic Data Processing, Inc.	4,187,175
165,200	Fiserv, Inc.(a)	17,146,108
59,000	Gartner, Inc.(a)	19,724,880
94,470	Visa, Inc., Class A	20,472,594

		61,530,757

	Life Sciences Tools & Services — 1.2%
33,944	Illumina, Inc.(a)	12,913,655

	Machinery — 1.1%
34,297	Deere & Co.	11,760,098

	Media — 2.8%
24,385	Charter Communications, Inc., Class A(a)	15,898,289
271,880	Comcast Corp., Class A	13,683,720

		29,582,009

	Oil, Gas & Consumable Fuels — 5.0%
554,341	APA Corp.	14,906,229
224,200	ConocoPhillips	16,182,756
257,238	EOG Resources, Inc.	22,850,452

		53,939,437

	Pharmaceuticals — 2.9%
146,692	Novartis AG, Sponsored ADR	12,831,149
48,248	Novo Nordisk A/S, Sponsored ADR	5,403,776
247,251	Roche Holding AG, Sponsored ADR	12,780,404

		31,015,329

	Semiconductors & Semiconductor Equipment — 4.8%
129,010	NVIDIA Corp.	37,943,131
72,233	QUALCOMM, Inc.	13,209,249

		51,152,380

	Software — 8.3%
78,375	Autodesk, Inc.(a)	22,038,266
50,171	Microsoft Corp.	16,873,511
253,690	Oracle Corp.	22,124,305
56,864	salesforce.com, Inc.(a)	14,450,848
52,403	Workday, Inc., Class A(a)	14,315,452

		89,802,382

	Textiles, Apparel & Luxury Goods — 0.8%
422,554	Under Armour, Inc., Class A(a)	8,953,919

	Total Common Stocks (Identified Cost $627,148,616)	1,036,181,847

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2021

Natixis U.S. Equity Opportunities Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 1.6%
$17,204,118	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $17,204,118 on 1/03/2022 collateralized by $7,134,500 U.S. Treasury Bond, 4.250% due 11/15/2040 valued at $9,838,918; $5,515,500 U.S. Treasury Bond, 4.500% due 5/15/2038 valued at $7,709,417 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $17,204,118)	$17,204,118

	Total Investments — 97.9% (Identified Cost $644,352,734)	1,053,385,965
	Other assets less liabilities — 2.1%	22,444,831

	Net Assets — 100.0%	$1,075,830,796

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2021

Interactive Media & Services	10.1%
Software	8.3
Capital Markets	7.2
Consumer Finance	5.9
IT Services	5.7
Hotels, Restaurants & Leisure	5.5
Oil, Gas & Consumable Fuels	5.0
Biotechnology	4.9
Semiconductors & Semiconductor Equipment	4.8
Beverages	4.8
Banks	4.7
Internet & Direct Marketing Retail	3.8
Entertainment	3.4
Health Care Providers & Services	3.3
Pharmaceuticals	2.9
Media	2.8
Insurance	2.5
Aerospace & Defense	2.1
Other Investments, less than 2% each	8.6
Short-Term Investments	1.6

Total Investments	97.9
Other assets less liabilities	2.1

Net Assets	100.0%

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2021

Vaughan Nelson Mid Cap Fund

Shares	Description	Value (†)
Common Stocks — 98.1% of Net Assets
	Banks — 3.2%
91,990	Bank of N.T. Butterfield & Son Ltd. (The)	$3,505,739
292,001	Huntington Bancshares, Inc.	4,502,655
86,270	PacWest Bancorp	3,896,816

		11,905,210

	Building Products — 1.0%
27,885	Allegion PLC	3,693,089

	Capital Markets — 5.0%
56,305	Ares Management Corp., Class A	4,575,908
129,117	Brightsphere Investment Group, Inc.	3,305,395
21,810	Nasdaq, Inc.	4,580,318
59,912	Raymond James Financial, Inc.	6,015,165

		18,476,786

	Chemicals — 4.2%
169,660	Axalta Coating Systems Ltd.(a)	5,619,139
68,940	FMC Corp.	7,575,816
22,920	LyondellBasell Industries NV, Class A	2,113,912

		15,308,867

	Commercial Services & Supplies — 1.1%
28,995	Republic Services, Inc.	4,043,353

	Communications Equipment — 4.8%
65,215	Motorola Solutions, Inc.	17,718,916

	Construction & Engineering — 2.7%
240,330	WillScot Mobile Mini Holdings Corp.(a)	9,815,077

	Consumer Finance — 1.6%
129,140	Synchrony Financial	5,990,805

	Containers & Packaging — 3.5%
16,845	Avery Dennison Corp.	3,648,122
83,080	Crown Holdings, Inc.	9,190,309

		12,838,431

	Diversified Consumer Services — 1.4%
58,520	Grand Canyon Education, Inc.(a)	5,015,749

	Electric Utilities — 3.7%
107,375	Alliant Energy Corp.	6,600,341
101,565	Evergy, Inc.	6,968,375

		13,568,716

	Electrical Equipment — 3.4%
48,100	AMETEK, Inc.	7,072,624
17,335	Hubbell, Inc.	3,610,360
52,800	nVent Electric PLC	2,006,400

		12,689,384

	Electronic Equipment, Instruments & Components — 2.0%
8,955	CDW Corp.	1,833,805
26,245	Keysight Technologies, Inc.(a)	5,419,855

		7,253,660

	Food & Staples Retailing — 3.7%
296,055	Performance Food Group Co.(a)	13,585,964

	Health Care Equipment & Supplies — 2.7%
13,210	Cooper Cos., Inc. (The)	5,534,198
56,390	Hologic, Inc.(a)	4,317,218

		9,851,416

	Health Care Providers & Services — 1.9%
954,755	Aveanna Healthcare Holdings, Inc.(a)	7,065,187

	Hotels, Restaurants & Leisure — 1.0%
96,600	Aramark	3,559,710

	Independent Power & Renewable Electricity Producers — 2.2%
360,695	Vistra Corp.	$8,213,025

	Insurance — 5.8%
14,140	Allstate Corp. (The)	1,663,571
31,520	Arthur J. Gallagher & Co.	5,347,998
104,180	Athene Holding Ltd., Class A(a)	8,681,320
51,870	Reinsurance Group of America, Inc.	5,679,246

		21,372,135

	IT Services — 3.8%
102,145	Alliance Data Systems Corp.	6,799,792
68,895	MAXIMUS, Inc.	5,488,865
121,030	SolarWinds Corp.	1,717,416

		14,006,073

	Life Sciences Tools & Services — 8.2%
16,005	Agilent Technologies, Inc.	2,555,198
255,490	Avantor, Inc.(a)	10,766,349
24,347	IQVIA Holdings, Inc.(a)	6,869,262
424,620	Sotera Health Co.(a)	9,999,801

		30,190,610

	Machinery — 2.0%
27,220	Crane Co.	2,769,091
54,485	Otis Worldwide Corp.	4,744,009

		7,513,100

	Media — 2.6%
64,505	Nexstar Media Group, Inc., Class A	9,738,965

	Metals & Mining — 0.9%
176,935	Constellium SE(a)	3,168,906

	Multi-Utilities — 3.7%
73,770	Ameren Corp.	6,566,267
107,375	CMS Energy Corp.	6,984,744

		13,551,011

	Oil, Gas & Consumable Fuels — 3.9%
47,660	Diamondback Energy, Inc.	5,140,131
50,230	Pioneer Natural Resources Co.	9,135,832

		14,275,963

	Pharmaceuticals — 3.4%
438,230	Elanco Animal Health, Inc.(a)	12,436,967

	Professional Services — 1.8%
24,075	CACI International, Inc., Class A(a)	6,481,231

	REITs – Diversified — 1.4%
465,365	New Residential Investment Corp.	4,984,059

	Semiconductors & Semiconductor Equipment — 1.4%
16,535	Analog Devices, Inc.	2,906,357
16,315	Entegris, Inc.	2,260,933

		5,167,290

	Software — 3.9%
492,102	N-Able, Inc.(a)	5,462,332
107,330	SS&C Technologies Holdings, Inc.	8,798,914

		14,261,246

	Specialty Retail — 2.8%
432,200	Leslie’s, Inc.(a)	10,225,852

	Textiles, Apparel & Luxury Goods — 3.4%
292,330	Skechers U.S.A., Inc., Class A(a)	12,687,122

	Total Common Stocks (Identified Cost $305,590,376)	360,653,875

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2021

Vaughan Nelson Mid Cap Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 2.0%
$7,086,204	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $7,086,204 on 1/03/2022 collateralized by $5,171,100 U.S. Treasury Bond, 4.500% due 5/15/2038 valued at $7,228,024 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $7,086,204)	$7,086,204

	Total Investments — 100.1% (Identified Cost $312,676,580)	367,740,079
	Other assets less liabilities — (0.1)%	(201,426)

	Net Assets — 100.0%	$367,538,653

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2021

Life Sciences Tools & Services	8.2%
Insurance	5.8
Capital Markets	5.0
Communications Equipment	4.8
Chemicals	4.2
Oil, Gas & Consumable Fuels	3.9
Software	3.9
IT Services	3.8
Food & Staples Retailing	3.7
Electric Utilities	3.7
Multi-Utilities	3.7
Containers & Packaging	3.5
Electrical Equipment	3.4
Textiles, Apparel & Luxury Goods	3.4
Pharmaceuticals	3.4
Banks	3.2
Specialty Retail	2.8
Health Care Equipment & Supplies	2.7
Construction & Engineering	2.7
Media	2.6
Independent Power & Renewable Electricity Producers	2.2
Machinery	2.0
Electronic Equipment, Instruments & Components	2.0
Other Investments, less than 2% each	13.5
Short-Term Investments	2.0

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2021

Vaughan Nelson Small Cap Value Fund

Shares	Description	Value (†)
Common Stocks — 98.7% of Net Assets
	Banks — 7.7%
78,100	Cadence Bank	$2,326,599
119,570	Old National Bancorp	2,166,608
51,980	PacWest Bancorp	2,347,936
19,815	SouthState Corp.	1,587,380
41,770	United Bankshares, Inc.	1,515,416
46,285	United Community Banks, Inc.	1,663,483

		11,607,422

	Biotechnology — 0.6%
18,948	Emergent BioSolutions, Inc.(a)	823,670

	Building Products — 1.7%
13,135	Builders FirstSource, Inc.(a)	1,125,801
21,340	Gibraltar Industries, Inc.(a)	1,422,951

		2,548,752

	Capital Markets — 4.0%
17,985	Artisan Partners Asset Management, Inc., Class A	856,805
22,955	LPL Financial Holdings, Inc.	3,674,866
22,610	Moelis & Co., Class A	1,413,351

		5,945,022

	Chemicals — 7.5%
93,345	Chemours Co. (The)	3,132,658
210,815	Element Solutions, Inc.	5,118,588
27,525	FMC Corp.	3,024,723

		11,275,969

	Commercial Services & Supplies — 2.2%
35,040	Ritchie Bros. Auctioneers, Inc.	2,144,798
5,630	UniFirst Corp.	1,184,552

		3,329,350

	Electronic Equipment, Instruments & Components — 7.5%
19,815	Advanced Energy Industries, Inc.	1,804,354
13,300	Fabrinet(a)	1,575,651
38,485	II-VI, Inc.(a)	2,629,680
49,160	Insight Enterprises, Inc.(a)	5,240,456

		11,250,141

	Energy Equipment & Services — 0.6%
149,015	TechnipFMC PLC(a)	882,169

	Food & Staples Retailing — 2.4%
78,265	Performance Food Group Co.(a)	3,591,581

	Food Products — 1.5%
90,270	Nomad Foods Ltd.(a)	2,291,955

	Gas Utilities — 2.7%
29,360	Southwest Gas Holdings, Inc.	2,056,668
30,430	Spire, Inc.	1,984,645

		4,041,313

	Health Care Equipment & Supplies — 1.3%
26,310	Hologic, Inc.(a)	2,014,294

	Health Care Providers & Services — 2.8%
13,050	Molina Healthcare, Inc.(a)	4,150,944

	Hotels, Restaurants & Leisure — 4.2%
51,180	Bally’s Corp.(a)	1,947,911
73,330	Everi Holdings, Inc.(a)	1,565,596
97,529	International Game Technology PLC	2,819,563

		6,333,070

	Household Durables — 1.6%
16,575	Installed Building Products, Inc.	2,315,859

	Insurance — 5.5%
37,110	Brown & Brown, Inc.	2,608,091
	Insurance — continued
32,610	First American Financial Corp.	$2,551,080
28,930	Selective Insurance Group, Inc.	2,370,524
85,380	Trean Insurance Group, Inc.(a)	760,736

		8,290,431

	IT Services — 4.4%
30,880	ExlService Holdings, Inc.(a)	4,470,497
24,735	WNS Holdings Ltd., ADR(a)	2,182,122

		6,652,619

	Life Sciences Tools & Services — 3.9%
37,695	Avantor, Inc.(a)	1,588,467
41,690	Syneos Health, Inc.(a)	4,280,729

		5,869,196

	Machinery — 4.6%
13,880	Alamo Group, Inc.	2,042,858
69,455	Federal Signal Corp.	3,010,180
29,865	SPX Corp.(a)	1,782,343

		6,835,381

	Media — 2.8%
76,130	Sinclair Broadcast Group, Inc., Class A	2,012,116
120,935	TEGNA, Inc.	2,244,554

		4,256,670

	Oil, Gas & Consumable Fuels — 3.5%
48,135	Antero Resources Corp.(a)	842,363
86,460	Comstock Resources, Inc.(a)	699,461
52,920	Ovintiv, Inc.	1,783,404
20,860	PDC Energy, Inc.	1,017,551
185,370	Southwestern Energy Co.(a)	863,824

		5,206,603

	Personal Products — 1.7%
239,870	Coty, Inc., Class A(a)	2,518,635

	Professional Services — 6.5%
31,360	ASGN, Inc.(a)	3,869,824
11,425	CACI International, Inc., Class A(a)	3,075,724
18,240	FTI Consulting, Inc.(a)	2,798,381

		9,743,929

	Road & Rail — 2.6%
11,985	Landstar System, Inc.	2,145,555
5,150	Saia, Inc.(a)	1,735,704

		3,881,259

	Semiconductors & Semiconductor Equipment — 5.4%
11,600	CMC Materials, Inc.	2,223,604
31,415	Ichor Holdings Ltd.(a)	1,446,032
17,250	MKS Instruments, Inc.	3,004,433
24,135	Ultra Clean Holdings, Inc.(a)	1,384,384

		8,058,453

	Textiles, Apparel & Luxury Goods — 2.4%
54,180	Capri Holdings Ltd.(a)	3,516,824

	Trading Companies & Distributors — 7.1%
27,535	Beacon Roofing Supply, Inc.(a)	1,579,132
28,930	GATX Corp.	3,014,217
28,080	Rush Enterprises, Inc., Class A	1,562,371
103,585	Univar Solutions, Inc.(a)	2,936,635
5,080	Watsco, Inc.	1,589,430

		10,681,785

	Total Common Stocks (Identified Cost $123,342,022)	147,913,296

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2021

Vaughan Nelson Small Cap Value Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 1.6%
$2,415,684	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $2,415,684 on 1/03/2022 collateralized by $1,762,900 U.S. Treasury Bond, 4.500% due 5/15/2038 valued at $2,464,134 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,415,684)	$2,415,684

	Total Investments — 100.3% (Identified Cost $125,757,706)	150,328,980
	Other assets less liabilities — (0.3)%	(432,966)

	Net Assets — 100.0%	$149,896,014

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2021

Banks	7.7%
Chemicals	7.5
Electronic Equipment, Instruments & Components	7.5
Trading Companies & Distributors	7.1
Professional Services	6.5
Insurance	5.5
Semiconductors & Semiconductor Equipment	5.4
Machinery	4.6
IT Services	4.4
Hotels, Restaurants & Leisure	4.2
Capital Markets	4.0
Life Sciences Tools & Services	3.9
Oil, Gas & Consumable Fuels	3.5
Media	2.8
Health Care Providers & Services	2.8
Gas Utilities	2.7
Road & Rail	2.6
Food & Staples Retailing	2.4
Textiles, Apparel & Luxury Goods	2.4
Commercial Services & Supplies	2.2
Other Investments, less than 2% each	9.0
Short-Term Investments	1.6

Total Investments	100.3
Other assets less liabilities	(0.3)

Net Assets	100.0%

See accompanying notes to financial statements.

43  |

Statements of Assets and Liabilities

December 31, 2021

	International Growth Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	Natixis U.S. Equity Opportunities Fund
ASSETS
Investments at cost	$24,223,812	$259,624,280	$502,884,040	$644,352,734
Net unrealized appreciation (depreciation)	(1,058,009)	110,108,748	28,586,635	409,033,231

Investments at value	23,165,803	369,733,028	531,470,675	1,053,385,965
Cash	—	37,527	—	86,407
Foreign currency at value (identified cost $27,044, $0, $11,947 and $0, respectively)	27,091	—	11,949	—
Receivable for Fund shares sold	474	3,447,221	1,084,997	667,060
Receivable for securities sold	128,184	—	33,225	44,608,842
Dividends receivable	33,310	286,612	70,767	299,987
Tax reclaims receivable	25,754	36,194	4,349,440	575,999
Prepaid expenses (Note 9)	1	19	33	63

TOTAL ASSETS	23,380,617	373,540,601	537,021,086	1,099,624,323

LIABILITIES
Payable for securities purchased	—	—	142,505	22,242,085
Payable for Fund shares redeemed	—	347,103	173,558	125,022
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	94,327	—
Foreign taxes payable (Note 2)	—	—	204,198	—
Management fees payable (Note 6)	1,953	208,207	246,640	677,734
Deferred Trustees’ fees (Note 6)	3,065	742,483	141,600	587,074
Administrative fees payable (Note 6)	838	13,081	19,054	38,359
Payable to distributor (Note 6d)	16	1,267	11,131	3,103
Audit and tax services fees payable	42,287	41,106	42,412	42,112
Other accounts payable and accrued expenses	6,767	20,929	76,713	78,038

TOTAL LIABILITIES	54,926	1,374,176	1,152,138	23,793,527

NET ASSETS	$23,325,691	$372,166,425	$535,868,948	$1,075,830,796

NET ASSETS CONSIST OF:
Paid-in capital	$24,915,060	$264,080,538	$618,395,713	$631,467,096
Accumulated earnings (loss)	(1,589,369)	108,085,887	(82,526,765)	444,363,700

NET ASSETS	$23,325,691	$372,166,425	$535,868,948	$1,075,830,796

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$112,615	$222,434,752	$152,899,962	$733,423,258

Shares of beneficial interest	11,764	7,659,392	10,095,662	17,007,787

Net asset value and redemption price per share	$9.57	$29.04	$15.15	$43.12

Offering price per share (100/94.25 of net asset value) (Note 1)	$10.15	$30.81	$16.07	$45.75

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$38,321	$50,042,066	$69,334,988	$57,491,976

Shares of beneficial interest	4,029	2,129,686	4,665,960	2,635,266

Net asset value and offering price per share	$9.51	$23.50	$14.86	$21.82

Class N shares:
Net assets	$22,952,510	$681,854	$703,657	$177,216

Shares of beneficial interest	2,395,482	21,906	46,647	3,273

Net asset value, offering and redemption price per share	$9.58	$31.13	$15.08	$54.14

Class Y shares:
Net assets	$222,245	$99,007,753	$312,930,341	$284,738,346

Shares of beneficial interest	23,197	3,189,957	20,766,145	5,273,688

Net asset value, offering and redemption price per share	$9.58	$31.04	$15.07	$53.99

See accompanying notes to financial statements.

|  44

Statements of Assets and Liabilities (continued)

December 31, 2021

	Vaughan Nelson Mid Cap Fund	Vaughan Nelson Small Cap Value Fund
ASSETS
Investments at cost	$312,676,580	$125,757,706
Net unrealized appreciation	55,063,499	24,571,274

Investments at value	367,740,079	150,328,980
Receivable for Fund shares sold	54,565	74,457
Dividends receivable	308,517	95,374
Prepaid expenses (Note 9)	19	8

TOTAL ASSETS	368,103,180	150,498,819

LIABILITIES
Payable for securities purchased	165	99,568
Payable for Fund shares redeemed	37,531	83,109
Management fees payable (Note 6)	227,831	93,313
Deferred Trustees’ fees (Note 6)	217,464	256,541
Administrative fees payable (Note 6)	12,941	5,216
Payable to distributor (Note 6d)	2,274	705
Audit and tax services fees payable	41,978	41,110
Other accounts payable and accrued expenses	24,343	23,243

TOTAL LIABILITIES	564,527	602,805

NET ASSETS	$367,538,653	$149,896,014

NET ASSETS CONSIST OF:
Paid-in capital	$308,797,941	$122,850,311
Accumulated earnings	58,740,712	27,045,703

NET ASSETS	$367,538,653	$149,896,014

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$37,849,294	$81,492,958

Shares of beneficial interest	1,667,174	4,559,072

Net asset value and redemption price per share	$22.70	$17.87

Offering price per share (100/94.25 of net asset value) (Note 1)	$24.08	$18.96

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$11,435,679	$966,228

Shares of beneficial interest	555,631	139,326

Net asset value and offering price per share	$20.58	$6.94

Class N shares:
Net assets	$91,415,740	$1,382,591

Shares of beneficial interest	3,966,719	72,911

Net asset value, offering and redemption price per share	$23.05	$18.96

Class Y shares:
Net assets	$226,837,940	$66,054,237

Shares of beneficial interest	9,825,086	3,486,289

Net asset value, offering and redemption price per share	$23.09	$18.95

See accompanying notes to financial statements.

45  |

Statements of Operations

For the Year Ended December 31, 2021

	International Growth Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	Natixis U.S. Equity Opportunities Fund
INVESTMENT INCOME
Dividends	$318,789	$4,244,879	$11,560,245	$9,393,885
Non-cash dividends (Note 2b)	—	—	3,482,440 (a)	—
Interest	—	—	18,155	—
Tax reclaims (Note 2e)	—	—	1,916,315	94,347
Less net foreign taxes withheld	(32,401)	—	(1,409,101)	(133,479)

	286,388	4,244,879	15,568,054	9,354,753

Expenses
Management fees (Note 6)	181,065	2,106,551	4,216,094	7,835,017
Service and distribution fees (Note 6)	509	939,503	1,226,414	2,410,762
Administrative fees (Note 6)	10,285	131,502	231,005	446,102
Trustees’ fees and expenses (Note 6)	13,379	104,351	44,753	111,433
Transfer agent fees and expenses (Notes 6 and 8)	3,319	214,269	900,969	599,597
Audit and tax services fees	42,263	41,099	42,321	42,111
Custodian fees and expenses (Note 7)	16,515	9,489	196,517	44,883
Legal fees (Note 9)	788	9,817	18,472	35,355
Registration fees	73,966	88,389	88,575	84,720
Shareholder reporting expenses	11,969	21,325	104,354	53,586
Tax reclaim professional fees (Note 2e)	—	—	39,128	2,711
Miscellaneous expenses (Note 7)	31,502	33,689	51,161	53,058

Total expenses	385,560	3,699,984	7,159,763	11,719,335
Less waiver and/or expense reimbursement (Notes 6 and 7)	(167,628)	(88,369)	(919,112)	(1,048)

Net expenses	217,932	3,611,615	6,240,651	11,718,287

Net investment income (loss)	68,456	633,264	9,327,403	(2,363,534)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(202,920)	28,561,069	36,749,218	116,863,738
Forward foreign currency contracts (Note 2d)	—	—	386,242	—
Foreign currency transactions (Note 2c)	(693)	—	(53,631)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(1,246,544)	53,375,247	(4,068,384)	97,063,562
Forward foreign currency contracts (Note 2d)	—	—	(85,208)	—
Foreign currency translations (Note 2c)	177	—	(323,842)	(1,590)

Net realized and unrealized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	(1,449,980)	81,936,316	32,604,395	213,925,710

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,381,524)	$82,569,580	$41,931,798	$211,562,176

(a)	Includes a non-recurring stock dividend of $2,738,911.

See accompanying notes to financial statements.

|  46

Statements of Operations (continued)

For the Year Ended December 31, 2021

	Vaughan Nelson Mid Cap Fund	Vaughan Nelson Small Cap Value Fund
INVESTMENT INCOME
Dividends	$4,588,817	$1,422,401
Non-cash dividends (Note 2b)	—	363,704 (a)
Less net foreign taxes withheld	—	(5,549)

	4,588,817	1,780,556

Expenses
Management fees (Note 6)	2,560,977	1,202,924
Service and distribution fees (Note 6)	220,531	197,232
Administrative fees (Note 6)	141,096	58,651
Trustees’ fees and expenses (Note 6)	46,745	46,227
Transfer agent fees and expenses (Notes 6 and 8)	258,005	128,931
Audit and tax services fees	41,875	41,096
Custodian fees and expenses (Note 7)	13,570	10,529
Legal fees (Note 9)	10,745	4,563
Registration fees	70,168	91,539
Shareholder reporting expenses	31,071	16,310
Miscellaneous expenses (Note 7)	35,550	30,208

Total expenses	3,430,333	1,828,210
Less waiver and/or expense reimbursement (Notes 6 and 7)	(172,598)	(222,089)

Net expenses	3,257,735	1,606,121

Net investment income	1,331,082	174,435

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	56,422,377	33,988,295
Net change in unrealized appreciation (depreciation) on:
Investments	4,168,218	828,120

Net realized and unrealized gain on investments	60,590,595	34,816,415

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,921,677	$34,990,850

(a)	Represents a non-recurring stock dividend.

See accompanying notes to financial statements.

47  |

Statements of Changes in Net Assets

	International Growth Fund		Natixis Oakmark Fund
	Year Ended December 31, 2021	Period Ended December 31, 2020(a)	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$68,456	$9,420	$633,264	$1,003,906
Net realized gain (loss) on investments and foreign currency transactions	(203,613)	8,123	28,561,069	14,582,175
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,246,367)	188,539	53,375,247	5,121,754

Net increase (decrease) in net assets resulting from operations	(1,381,524)	206,082	82,569,580	20,707,835

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,712)	(1)	(14,668,177)	(14,572,150)
Class C	(540)	— (b)	(3,860,638)	(3,470,297)
Class N	(404,221)	(12,450)	(42,243)	(30,687)
Class Y	(3,739)	(9)	(6,180,207)	(3,143,507)

Total distributions	(410,212)	(12,460)	(24,751,265)	(21,216,641)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	9,897,595	15,026,210	69,746,167	(38,326,966)

Net increase (decrease) in net assets	8,105,859	15,219,832	127,564,482	(38,835,772)
NET ASSETS
Beginning of the year	15,219,832	—	244,601,943	283,437,715

End of the year	$23,325,691	$15,219,832	$372,166,425	$244,601,943

(a)	From commencement of operations on December 15, 2020 through December 31, 2020.
(b)	Amount rounds to less than $1.00.

See accompanying notes to financial statements.

|  48

Statements of Changes in Net Assets (continued)

	Natixis Oakmark International Fund		Natixis U.S. Equity Opportunities Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income (loss)	$9,327,403	$245,748	$(2,363,534)	$(1,093,083)
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	37,081,829	(97,769,005)	116,863,738	130,277,857
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translations	(4,477,434)	79,782,696	97,061,972	34,019,289

Net increase (decrease) in net assets resulting from operations	41,931,798	(17,740,561)	211,562,176	163,204,063

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,330,358)	(310,049)	(76,697,366)	(78,012,779)
Class C	(418,451)	—	(11,757,176)	(13,186,942)
Class N	(12,581)	(1,852)	(15,616)	(21,295)
Class Y	(5,540,267)	(1,281,600)	(23,677,132)	(24,792,696)

Total distributions	(8,301,657)	(1,593,501)	(112,147,290)	(116,013,712)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(1,920,547)	(74,342,754)	20,061,764	(70,200,600)

Net increase (decrease) in net assets	31,709,594	(93,676,816)	119,476,650	(23,010,249)
NET ASSETS
Beginning of the year	504,159,354	597,836,170	956,354,146	979,364,395

End of the year	$535,868,948	$504,159,354	$1,075,830,796	$956,354,146

See accompanying notes to financial statements.

49  |

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Mid Cap Fund		Vaughan Nelson Small Cap Value Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$1,331,082	$1,455,275	$174,435	$101,981
Net realized gain (loss) on investments	56,422,377	27,799,575	33,988,295	(3,132,416)
Net change in unrealized appreciation (depreciation) on investments	4,168,218	(16,338,813)	828,120	10,854,499

Net increase in net assets resulting from operations	61,921,677	12,916,037	34,990,850	7,824,064

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(5,329,869)	(3,468,834)	(14,352,433)	(376,748)
Class C	(1,799,416)	(1,857,110)	(339,165)	(14,118)
Class N	(12,164,843)	(2,038,286)	(233,321)	(179)
Class Y	(33,148,269)	(26,620,537)	(11,433,578)	(344,758)

Total distributions	(52,442,397)	(33,984,767)	(26,358,497)	(735,803)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	68,004,051	(61,208,438)	29,370,496	(8,673,052)

Net increase (decrease) in net assets	77,483,331	(82,277,168)	38,002,849	(1,584,791)
NET ASSETS
Beginning of the year	290,055,322	372,332,490	111,893,165	113,477,956

End of the year	$367,538,653	$290,055,322	$149,896,014	$111,893,165

See accompanying notes to financial statements.

|  50

Financial Highlights

For a share outstanding throughout each period.

	International Growth Fund—Class A
	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.13	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.01)	0.01
Net realized and unrealized gain (loss)	(0.41)	0.13

Total from Investment Operations	(0.42)	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.01)
Net realized capital gains	(0.13)	—

Total Distributions	(0.14)	(0.01)

Net asset value, end of the period	$9.57	$10.13

Total return(b)(c)	(4.07)%	1.37	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$113	$1
Net expenses(e)	1.20%	1.20	%(f)
Gross expenses	2.71%	13.05	%(f)
Net investment income (loss)	(0.07)%	1.28	%(f)
Portfolio turnover rate	9%	1%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

51  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	International Growth Fund—Class C
	Year Ended December 31, 2021		Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.13		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.09)		0.00	(b)
Net realized and unrealized gain (loss)	(0.40)		0.13

Total from Investment Operations	(0.49)		0.13

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	(0.00	)(b)
Net realized capital gains	(0.13)		—

Total Distributions	(0.13)		(0.00)

Net asset value, end of the period	$9.51		$10.13

Total return(c)(d)	(4.79)%		1.33	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$38		$1
Net expenses(f)	1.95%		1.95	%(g)
Gross expenses	3.46%		13.78	%(g)
Net investment income (loss)	(0.90)%		0.55	%(g)
Portfolio turnover rate	9%		1%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  52

Financial Highlights (continued)

For a share outstanding throughout each period.

	International Growth Fund—Class N
	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.13	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.03	0.01
Net realized and unrealized gain (loss)	(0.42)	0.13

Total from Investment Operations	(0.39)	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.01)
Net realized capital gains	(0.13)	—

Total Distributions	(0.16)	(0.01)

Net asset value, end of the period	$9.58	$10.13

Total return(b)	(3.77)%	1.38	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$22,953	$15,206
Net expenses(d)	0.90%	0.90	%(e)
Gross expenses	1.58%	6.48	%(e)
Net investment income	0.29%	1.43	%(e)
Portfolio turnover rate	9%	1%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

53  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	International Growth Fund—Class Y
	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.13	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02	0.01
Net realized and unrealized gain (loss)	(0.41)	0.13

Total from Investment Operations	(0.39)	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.01)
Net realized capital gains	(0.13)	—

Total Distributions	(0.16)	(0.01)

Net asset value, end of the period	$9.58	$10.13

Total return(b)	(3.81)%	1.38	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$222	$12
Net expenses(d)	0.95%	0.95	%(e)
Gross expenses	2.46%	12.58	%(e)
Net investment income	0.19%	1.63	%(e)
Portfolio turnover rate	9%	1%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class A
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$23.20		$22.45		$19.44		$24.72	$21.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07		0.11	(b)	0.18	(c)	0.10	0.11
Net realized and unrealized gain (loss)	7.81		2.78		4.93		(3.28)	4.28

Total from Investment Operations	7.88		2.89		5.11		(3.18)	4.39

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)		(0.12)		(0.21)		(0.08)	(0.10)
Net realized capital gains	(1.99)		(2.02)		(1.89)		(2.02)	(0.94)

Total Distributions	(2.04)		(2.14)		(2.10)		(2.10)	(1.04)

Net asset value, end of the period	$29.04		$23.20		$22.45		$19.44	$24.72

Total return(d)	33.97	%(e)	13.01	%(b)	26.77	%(c)	(13.01)%	20.75%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$222,435		$170,702		$181,417		$164,748	$203,792
Net expenses	1.12	%(f)(g)	1.20	%(h)	1.17%		1.13%	1.18%
Gross expenses	1.14%		1.20	%(h)	1.17%		1.13%	1.18%
Net investment income	0.25%		0.53	%(b)	0.85	%(c)	0.41%	0.48%
Portfolio turnover rate	23%		22%		15%		39%	16%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.05, total return would have been 12.72% and the ratio of net investment income to average net assets would have been 0.27%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.13, total return would have been 26.50% and the ratio of net investment income to average net assets would have been 0.62%.

(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2021, the expense limit decreased from 1.30% to 1.05%.
(h)	Includes refund of prior year service fee of 0.01%.

See accompanying notes to financial statements.

55  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class C
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$19.17		$18.92		$16.66		$21.58	$18.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.12)		(0.04	)(b)	0.02	(c)	(0.07)	(0.05)
Net realized and unrealized gain (loss)	6.44		2.31		4.20		(2.83)	3.74

Total from Investment Operations	6.32		2.27		4.22		(2.90)	3.69

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(d)	—		(0.07)		—	(0.00	)(d)
Net realized capital gains	(1.99)		(2.02)		(1.89)		(2.02)	(0.94)

Total Distributions	(1.99)		(2.02)		(1.96)		(2.02)	(0.94)

Net asset value, end of the period	$23.50		$19.17		$18.92		$16.66	$21.58

Total return(e)	32.99	%(f)	12.15	%(b)	25.82	%(c)	(13.63)%	19.85%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$50,042		$35,940		$54,384		$53,606	$62,272
Net expenses	1.87	%(g)(h)	1.95%		1.92%		1.88%	1.93%
Gross expenses	1.89%		1.95%		1.92%		1.88%	1.93%
Net investment income (loss)	(0.49)%		(0.23	)%(b)	0.12	%(c)	(0.33)%	(0.27)%
Portfolio turnover rate	23%		22%		15%		39%	16%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.08), total return would have been 11.85% and the ratio of net investment loss to average net assets would have been (0.46%).

(c)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.02), total return would have been 25.50% and the ratio of net investment loss to average net assets would have been (0.12)%.

(d)	Amount rounds to less than $0.01 per share.
(e)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(f)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective July 1, 2021, the expense limit decreased from 2.05% to 1.80%.

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class N
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$24.72		$23.78		$20.49		$25.91	$23.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23		0.18	(b)	0.22	(c)	0.22	0.14
Net realized and unrealized gain (loss)	8.31		2.98		5.25		(3.45)	3.44

Total from Investment Operations	8.54		3.16		5.47		(3.23)	3.58

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)		(0.20)		(0.29)		(0.17)	(0.17)
Net realized capital gains	(1.99)		(2.02)		(1.89)		(2.02)	(0.63)

Total Distributions	(2.13)		(2.22)		(2.18)		(2.19)	(0.80)

Net asset value, end of the period	$31.13		$24.72		$23.78		$20.49	$25.91

Total return(d)	34.54%		13.41	%(b)	27.16	%(c)	(12.60)%	15.46	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$682		$364		$801		$10	$1
Net expenses(f)	0.80	%(g)	0.86%		0.83%		0.75%	0.75	%(h)
Gross expenses	1.55%		1.05%		1.25%		3.79%	13.79	%(h)
Net investment income	0.79%		0.85	%(b)	0.93	%(c)	0.88%	0.84	%(h)
Portfolio turnover rate	23%		22%		15%		39%	16	%(i)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.14, total return would have been 13.13% and the ratio of net investment income to average net assets would have been 0.67%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.22, total return would have been 26.90% and the ratio of net investment income to average net assets would have been 0.92%.

(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2021, the expense limit decreased from 1.00% to 0.75%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

57  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class Y
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$24.68		$23.75		$20.46		$25.90	$22.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17		0.17	(b)	0.27	(c)	0.17	0.17
Net realized and unrealized gain (loss)	8.31		2.95		5.17		(3.44)	4.48

Total from Investment Operations	8.48		3.12		5.44		(3.27)	4.65

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)		(0.17)		(0.26)		(0.15)	(0.15)
Net realized capital gains	(1.99)		(2.02)		(1.89)		(2.02)	(0.94)

Total Distributions	(2.12)		(2.19)		(2.15)		(2.17)	(1.09)

Net asset value, end of the period	$31.04		$24.68		$23.75		$20.46	$25.90

Total return	34.35	%(d)	13.28	%(b)	27.06	%(c)(d)	(12.76)%	21.05%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$99,008		$37,595		$46,836		$53,829	$49,955
Net expenses	0.86	%(e)(f)	0.95%		0.91	%(e)	0.88%	0.93%
Gross expenses	0.89%		0.95%		0.92%		0.88%	0.93%
Net investment income	0.56%		0.79	%(b)	1.16	%(c)	0.68%	0.71%
Portfolio turnover rate	23%		22%		15%		39%	16%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.12, total return would have been 13.00% and the ratio of net investment income to average net assets would have been 0.55%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.20, total return would have been 26.80% and the ratio of net investment income to average net assets would have been 0.90%.

(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 1.05% to 0.80%.

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class A
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$14.15		$13.63		$11.29		$15.58	$12.15

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.27	(b)	(0.00	)(c)	0.37	(d)	0.25	0.18
Net realized and unrealized gain (loss)	0.96		0.55	(e)	2.38		(4.02)	3.41

Total from Investment Operations	1.23		0.55		2.75		(3.77)	3.59

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)		(0.03)		(0.41)		(0.29)	(0.16)
Net realized capital gains	—		—		—		(0.23)	—

Total Distributions	(0.23)		(0.03)		(0.41)		(0.52)	(0.16)

Net asset value, end of the period	$15.15		$14.15		$13.63		$11.29	$15.58

Total return(f)	8.73	%(b)(g)	4.06	%(g)	24.35	%(d)	(24.15)%	29.56%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$152,900		$131,630		$172,906		$257,551	$603,988
Net expenses	1.17	%(h)(i)	1.29	%(h)(j)	1.29%		1.31%	1.32%
Gross expenses	1.34%		1.36%		1.29%		1.31%	1.32%
Net investment income (loss)	1.73	%(b)	(0.03)%		2.91	%(d)	1.72%	1.28%
Portfolio turnover rate	37%		63%		28%		50%	40%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend and tax reclaims. Without these, net investment income per share would have been $0.13, total return would have been 7.74% and the ratio of net investment income to average net assets would have been 0.84%.

(c)	Amount rounds to less than $0.01 per share.
(d)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.29, total return would have been 23.55% and the ratio of net investment income to average net assets would have been 2.26%.

(e)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(f)	A sales charge for Class A shares is not reflected in total return calculations.
(g)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(h)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(i)	Effective July 1, 2021, the expense limit decreased from 1.20% to 1.15%.
(j)	Effective July 1, 2020, the expense limit decreased from 1.37% to 1.20%.

See accompanying notes to financial statements.

59  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class C
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$13.85		$13.41		$11.11		$15.30	$11.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.13	(b)	(0.08)		0.26	(c)	0.13	0.06
Net realized and unrealized gain (loss)	0.97		0.52	(d)	2.34		(3.92)	3.35

Total from Investment Operations	1.10		0.44		2.60		(3.79)	3.41

LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)		—		(0.30)		(0.17)	(0.07)
Net realized capital gains	—		—		—		(0.23)	—

Total Distributions	(0.09)		—		(0.30)		(0.40)	(0.07)

Net asset value, end of the period	$14.86		$13.85		$13.41		$11.11	$15.30

Total return(e)	7.92	%(b)(f)	3.28	%(f)	23.44	%(c)	(24.74)%	28.55%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$69,335		$96,772		$179,533		$212,618	$363,018
Net expenses	1.93	%(g)(h)	2.05	%(g)(i)	2.04%		2.07%	2.07%
Gross expenses	2.09%		2.11%		2.04%		2.07%	2.07%
Net investment income (loss)	0.85	%(b)	(0.76)%		2.09	%(c)	0.94%	0.42%
Portfolio turnover rate	37%		63%		28%		50%	40%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend and tax reclaims. Without these, net investment income per share would have been $0.02, total return would have been 6.98% and the ratio of net investment income to average net assets would have been 0.13%.

(c)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.18, total return would have been 22.63% and the ratio of net investment income to average net assets would have been 1.43%.

(d)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(e)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(f)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective July 1, 2021, the expense limit decreased from 1.95% to 1.90%.
(i)	Effective July 1, 2020, the expense limit decreased from 2.12% to 1.95%.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class N
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$14.09		$13.56		$11.25		$15.58	$13.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.38	(b)	0.04		0.33	(c)	0.28	0.15
Net realized and unrealized gain (loss)	0.89		0.56	(d)	2.45		(4.02)	1.66

Total from Investment Operations	1.27		0.60		2.78		(3.74)	1.81

LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)		(0.07)		(0.47)		(0.36)	(0.21)
Net realized capital gains	—		—		—		(0.23)	—

Total Distributions	(0.28)		(0.07)		(0.47)		(0.59)	(0.21)

Net asset value, end of the period	$15.08		$14.09		$13.56		$11.25	$15.58

Total return(e)	9.01	%(b)	4.44%		24.75	%(c)	(23.94)%	12.96	%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$704		$290		$811		$758	$1
Net expenses(g)	0.87	%(h)	0.92	%(i)	0.94%		0.99%	0.92	%(j)
Gross expenses	1.25%		1.17%		1.08%		1.02%	25.21	%(j)
Net investment income	2.49	%(b)	0.37%		2.56	%(c)	2.04%	1.54	%(j)
Portfolio turnover rate	37%		63%		28%		50%	40	%(k)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend and tax reclaims. Without these, net investment income per share would have been $0.11, total return would have been 8.09% and the ratio of net investment income to average net assets would have been 0.70%.

(c)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.27, total return would have been 23.94% and the ratio of net investment income to average net assets would have been 2.15%.

(d)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective July 1, 2021, the expense limit decreased from 0.90% to 0.85%.
(i)	Effective July 1, 2020, the expense limit decreased from 1.07% to 0.90%.
(j)	Computed on an annualized basis for periods less than one year.
(k)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

61  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class Y
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$14.08		$13.56		$11.25		$15.56	$13.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.30	(b)	0.04		0.37	(c)	0.26	0.00	(d)
Net realized and unrealized gain (loss)	0.96		0.55	(e)	2.40		(3.99)	1.79

Total from Investment Operations	1.26		0.59		2.77		(3.73)	1.79

LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)		(0.07)		(0.46)		(0.35)	(0.21)
Net realized capital gains	—		—		—		(0.23)	—

Total Distributions	(0.27)		(0.07)		(0.46)		(0.58)	(0.21)

Net asset value, end of the period	$15.07		$14.08		$13.56		$11.25	$15.56

Total return	8.97	%(b)(f)	4.32	%(f)	24.64	%(c)	(23.93)%	12.79	%(g)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$312,930		$275,468		$244,586		$215,123	$172,978
Net expenses	0.92	%(h)(i)	1.03	%(h)(j)	1.04%		1.07%	1.07	%(k)
Gross expenses	1.09%		1.11%		1.04%		1.07%	1.07	%(k)
Net investment income	1.96	%(b)	0.41%		2.91	%(c)	1.85%	0.03	%(k)
Portfolio turnover rate	37%		63%		28%		50%	40	%(l)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend and tax reclaims. Without these, net investment income per share would have been $0.17, total return would have been 8.04% and the ratio of net investment income to average net assets would have been 1.07%.

(c)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.29, total return would have been 23.84% and the ratio of net investment income to average net assets would have been 2.29%.

(d)	Amount rounds to less than $0.01 per share.
(e)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(f)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(g)	Periods less than one year are not annualized.
(h)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(i)	Effective July 1, 2021, the expense limit decreased from 0.95% to 0.90%.
(j)	Effective July 1, 2020, the expense limit decreased from 1.12% to 0.95%.
(k)	Computed on an annualized basis for periods less than one year.
(l)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class A
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$39.04	$36.53	$31.00		$36.90	$30.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.11)	(0.05)	0.15	(b)	0.08	0.06
Net realized and unrealized gain (loss)	8.99	7.66	9.34		(2.51)	7.88

Total from Investment Operations	8.88	7.61	9.49		(2.43)	7.94

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.17)		(0.05)	(0.06)
Net realized capital gains	(4.80)	(5.10)	(3.79)		(3.42)	(1.25)

Total Distributions	(4.80)	(5.10)	(3.96)		(3.47)	(1.31)

Net asset value, end of the period	$43.12	$39.04	$36.53		$31.00	$36.90

Total return(c)	23.14%	22.09%	31.03	%(b)	(6.48)%	26.28%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$733,423	$649,754	$616,922		$523,665	$604,330
Net expenses	1.14%	1.17%	1.17%		1.16%	1.21	%(d)
Gross expenses	1.14%	1.17%	1.17%		1.16%	1.21%
Net investment income (loss)	(0.25)%	(0.14)%	0.42	%(b)	0.20%	0.16%
Portfolio turnover rate	18%	26%	12%		23%	17%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.09, total return would have been 30.87% and the ratio of net investment income to average net assets would have been 0.26%.

(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Effective July 1, 2017, the expense limit decreased from 1.25% to 1.20%.

See accompanying notes to financial statements.

63  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class C
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$21.89	$22.65	$20.42		$25.73	$21.54

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.24)	(0.19)	(0.07	)(b)	(0.14)	(0.14)
Net realized and unrealized gain (loss)	4.97	4.53	6.10		(1.75)	5.58

Total from Investment Operations	4.73	4.34	6.03		(1.89)	5.44

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.01)		—	(0.00	)(c)
Net realized capital gains	(4.80)	(5.10)	(3.79)		(3.42)	(1.25)

Total Distributions	(4.80)	(5.10)	(3.80)		(3.42)	(1.25)

Net asset value, end of the period	$21.82	$21.89	$22.65		$20.42	$25.73

Total return(d)	22.27%	21.15%	30.06	%(b)	(7.18)%	25.35%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$57,492	$63,126	$77,924		$78,783	$112,615
Net expenses	1.89%	1.92%	1.92%		1.91%	1.96	%(e)
Gross expenses	1.89%	1.92%	1.92%		1.91%	1.96%
Net investment loss	(0.99)%	(0.87)%	(0.31	)%(b)	(0.54)%	(0.59)%
Portfolio turnover rate	18%	26%	12%		23%	17%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.11), total return would have been 29.85% and the ratio of net investment loss to average net assets would have been (0.48)%.

(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Effective July 1, 2017, the expense limit decreased from 2.00% to 1.95%.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class N
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$47.84	$43.61	$36.37		$42.63	$37.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.03	0.13	0.19	(b)	0.25	0.12
Net realized and unrealized gain (loss)	11.07	9.20	11.14		(2.91)	6.20

Total from Investment Operations	11.10	9.33	11.33		(2.66)	6.32

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.30)		(0.18)	(0.16)
Net realized capital gains	(4.80)	(5.10)	(3.79)		(3.42)	(1.15)

Total Distributions	(4.80)	(5.10)	(4.09)		(3.60)	(1.31)

Net asset value, end of the period	$54.14	$47.84	$43.61		$36.37	$42.63

Total return(c)	23.53%	22.48%	31.44	%(b)	(6.11)%	16.78	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$177	$172	$654		$1	$1
Net expenses(e)	0.83%	0.84%	0.83%		0.76%	0.78	%(f)(g)
Gross expenses	1.38%	1.13%	1.42%		13.35%	13.41	%(f)
Net investment income	0.06%	0.31%	0.44	%(b)	0.56%	0.44	%(f)
Portfolio turnover rate	18%	26%	12%		23%	17	%(h)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.19, total return would have been 31.27% and the ratio of net investment income to average net assets would have been 0.44%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Effective July 1, 2017, the expense limit decreased from 0.95% to 0.90%.
(h)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class Y
	Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$47.74		$43.56	$36.33		$42.61	$34.77

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.00	(b)	0.05	0.29	(c)	0.20	0.16
Net realized and unrealized gain (loss)	11.05		9.23	10.99		(2.92)	9.07

Total from Investment Operations	11.05		9.28	11.28		(2.72)	9.23

LESS DISTRIBUTIONS FROM:
Net investment income	—		—	(0.26)		(0.14)	(0.14)
Net realized capital gains	(4.80)		(5.10)	(3.79)		(3.42)	(1.25)

Total Distributions	(4.80)		(5.10)	(4.05)		(3.56)	(1.39)

Net asset value, end of the period	$53.99		$47.74	$43.56		$36.33	$42.61

Total return	23.48%		22.36%	31.36	%(c)(d)	(6.24)%	26.60%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$284,738		$243,302	$283,864		$296,255	$285,008
Net expenses	0.89%		0.92%	0.91	%(e)	0.91%	0.95	%(f)
Gross expenses	0.89%		0.92%	0.92%		0.91%	0.95%
Net investment income	0.00	%(g)	0.13%	0.69	%(c)	0.45%	0.40%
Portfolio turnover rate	18%		26%	12%		23%	17%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.22, total return would have been 31.16% and the ratio of net investment income to average net assets would have been 0.53%.

(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2017, the expense limit decreased from 1.00% to 0.95%.
(g)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Mid Cap Fund—Class A
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$21.79		$22.42		$17.37		$22.65	$20.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05		0.07		0.03		0.09	0.17	(b)
Net realized and unrealized gain (loss)	4.52		1.96		5.21		(3.71)	2.48

Total from Investment Operations	4.57		2.03		5.24		(3.62)	2.65

LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)		(0.04)		(0.02)		(0.15)	(0.18)
Net realized capital gains	(3.62)		(2.62)		(0.17)		(1.51)	(0.37)

Total Distributions	(3.66)		(2.66)		(0.19)		(1.66)	(0.55)

Net asset value, end of the period	$22.70		$21.79		$22.42		$17.37	$22.65

Total return(c)	21.32	%(d)	10.46	%(d)	30.21	%(d)	(16.10)%	12.93	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$37,849		$30,567		$33,434		$43,769	$67,186
Net expenses	1.17	%(e)(f)	1.20	%(e)	1.25	%(e)(g)(h)	1.24%	1.22%
Gross expenses	1.23%		1.29%		1.28	%(g)	1.24%	1.22%
Net investment income	0.22%		0.35%		0.16%		0.42%	0.77	%(b)
Portfolio turnover rate	71%		52%		52%		44%	42%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.09, total return would have been 12.53% and the ratio of net investment income to average net assets would have been 0.41%.

(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 1.20% to 1.15%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.23% and the ratio of gross expenses would have been 1.26%.
(h)	Effective July 1, 2019, the expense limit decreased from 1.40% to 1.20%.

See accompanying notes to financial statements.

67  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Mid Cap Fund—Class C
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$20.15		$21.06		$16.43		$21.50	$19.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.13)		(0.08)		(0.10)		(0.08)	0.00	(b)(c)
Net realized and unrealized gain (loss)	4.18		1.79		4.90		(3.48)	2.36

Total from Investment Operations	4.05		1.71		4.80		(3.56)	2.36

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	—		(0.00	)(b)	—	—
Net realized capital gains	(3.62)		(2.62)		(0.17)		(1.51)	(0.37)

Total Distributions	(3.62)		(2.62)		(0.17)		(1.51)	(0.37)

Net asset value, end of the period	$20.58		$20.15		$21.06		$16.43	$21.50

Total return(d)	20.44	%(e)	9.60	%(e)	29.25	%(e)	(16.71)%	12.11	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,436		$14,023		$21,932		$23,967	$47,559
Net expenses	1.93	%(f)(g)	1.95	%(f)	1.99	%(f)(h)(i)	1.98%	1.97%
Gross expenses	1.98%		2.04%		2.02	%(h)	1.98%	1.97%
Net investment income (loss)	(0.56)%		(0.42)%		(0.50)%		(0.36)%	0.00	%(c)(j)
Portfolio turnover rate	71%		52%		52%		44%	42%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.07), total return would have been 11.70% and the ratio of net investment loss to average net assets would have been (0.35)%.

(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2021, the expense limit decreased from 1.95% to 1.90%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.98% and the ratio of gross expenses would have been 2.01%.
(i)	Effective July 1, 2019, the expense limit decreased from 2.15% to 1.95%.
(j)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Mid Cap Fund—Class N
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$22.07		$22.66		$17.54		$22.87	$20.75

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14		0.13		0.11		0.17	0.25	(b)
Net realized and unrealized gain (loss)	4.58		2.00		5.27		(3.75)	2.51

Total from Investment Operations	4.72		2.13		5.38		(3.58)	2.76

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)		(0.10)		(0.09)		(0.24)	(0.27)
Net realized capital gains	(3.62)		(2.62)		(0.17)		(1.51)	(0.37)

Total Distributions	(3.74)		(2.72)		(0.26)		(1.75)	(0.64)

Net asset value, end of the period	$23.05		$22.07		$22.66		$17.54	$22.87

Total return	21.70	%(c)	10.83	%(c)	30.67	%(c)	(15.78)%	13.31	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$91,416		$17,965		$18,262		$70,902	$134,205
Net expenses	0.86	%(d)(e)	0.90	%(d)	0.92	%(d)(f)(g)	0.88%	0.88%
Gross expenses	0.89%		0.94%		0.93	%(f)	0.88%	0.88%
Net investment income	0.55%		0.65%		0.51%		0.76%	1.16	%(b)
Portfolio turnover rate	71%		52%		52%		44%	42%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.17, total return would have been 12.92% and the ratio of net investment income to average net assets would have been 0.76%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2021, the expense limit decreased from 0.90% to 0.85%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.91% and the ratio of gross expenses would have been 0.91%.
(g)	Effective July 1, 2019, the expense limit decreased from 1.10% to 0.90%.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Mid Cap Fund—Class Y
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$22.10		$22.69		$17.57		$22.89	$20.77

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11		0.12		0.10		0.15	0.23	(b)
Net realized and unrealized gain (loss)	4.60		2.00		5.26		(3.75)	2.51

Total from Investment Operations	4.71		2.12		5.36		(3.60)	2.74

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)		(0.09)		(0.07)		(0.21)	(0.25)
Net realized capital gains	(3.62)		(2.62)		(0.17)		(1.51)	(0.37)

Total Distributions	(3.72)		(2.71)		(0.24)		(1.72)	(0.62)

Net asset value, end of the period	$23.09		$22.10		$22.69		$17.57	$22.89

Total return	21.65	%(c)	10.76	%(c)	30.52	%(c)	(15.85)%	13.19	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$226,838		$227,501		$298,705		$453,085	$774,304
Net expenses	0.93	%(d)(e)	0.95	%(d)	1.00	%(d)(f)(g)	0.99%	0.97%
Gross expenses	0.98%		1.04%		1.02	%(f)	0.99%	0.97%
Net investment income	0.45%		0.60%		0.48%		0.66%	1.04	%(b)
Portfolio turnover rate	71%		52%		52%		44%	42%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.15, total return would have been 12.80% and the ratio of net investment income to average net assets would have been 0.67%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2021, the expense limit decreased from 0.95% to 0.90%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.98% and the ratio of gross expenses would have been 1.01%.
(g)	Effective July 1, 2019, the expense limit decreased from 1.15% to 0.95%.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class A
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017
Net asset value, beginning of the period	$16.69		$15.45		$12.48		$18.71		$19.79

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.00	(b)(c)	0.00	(c)	0.02		0.01		(0.01)
Net realized and unrealized gain (loss)	4.98		1.33		3.06		(2.76)		1.21

Total from Investment Operations	4.98		1.33		3.08		(2.75)		1.20

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)		(0.00	)(c)	(0.03)		(0.00	)(c)	(0.00	)(c)
Net realized capital gains	(3.79)		(0.09)		(0.08)		(3.48)		(2.28)

Total Distributions	(3.80)		(0.09)		(0.11)		(3.48)		(2.28)

Net asset value, end of the period	$17.87		$16.69		$15.45		$12.48		$18.71

Total return(d)	30.24	%(b)(e)	8.91	%(e)	24.66	%(e)	(14.84)%		6.28%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$81,493		$61,571		$67,525		$66,376		$93,751
Net expenses	1.27	%(f)(g)	1.32	%(f)(h)	1.40	%(f)(i)	1.38%		1.36%
Gross expenses	1.43%		1.53%		1.47%		1.38%		1.36%
Net investment income (loss)	0.01	%(b)	0.02%		0.12%		0.03%		(0.03)%
Portfolio turnover rate	92%		105%		61%		70%		92%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.05), total return would have been 29.95% and the ratio of net investment loss to average net assets would have been (0.25%).

(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2021, the expense limit decreased from 1.30% to 1.25%.
(h)	Effective July 1, 2020, the expense limit decreased from 1.34% to 1.30%.
(i)	Effective July 1, 2019, the expense limit decreased from 1.45% to 1.34%.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class C
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017
Net asset value, beginning of the period	$8.34		$7.84		$6.41		$11.67		$13.26

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.06	)(b)	(0.05)		(0.05)		(0.09)		(0.10)
Net realized and unrealized gain (loss)	2.45		0.64		1.57		(1.69)		0.79

Total from Investment Operations	2.39		0.59		1.52		(1.78)		0.69

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.00	)(c)	(0.01)		(0.00	)(c)	(0.00	)(c)
Net realized capital gains	(3.79)		(0.09)		(0.08)		(3.48)		(2.28)

Total Distributions	(3.79)		(0.09)		(0.09)		(3.48)		(2.28)

Net asset value, end of the period	$6.94		$8.34		$7.84		$6.41		$11.67

Total return(d)	29.45	%(b)(e)	8.08	%(e)	23.69	%(e)	(15.51)%		5.50%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$966		$983		$1,450		$3,480		$15,756
Net expenses	2.03	%(f)(g)	2.07	%(f)(h)	2.16	%(f)(i)	2.12%		2.11%
Gross expenses	2.19%		2.28%		2.23%		2.12%		2.11%
Net investment loss	(0.67	)%(b)	(0.71)%		(0.68)%		(0.83)%		(0.79)%
Portfolio turnover rate	92%		105%		61%		70%		92%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.10), total return would have been 29.09% and the ratio of net investment loss to average net assets would have been (0.99%).

(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2021, the expense limit decreased from 2.05% to 2.00%.
(h)	Effective July 1, 2020, the expense limit decreased from 2.09% to 2.05%.
(i)	Effective July 1, 2019, the expense limit decreased from 2.20% to 2.09%.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class N
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$17.52		$16.20		$13.08		$19.37	$19.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01	(b)	0.04		0.08		0.08	0.07
Net realized and unrealized gain (loss)	5.29		1.42		3.20		(2.86)	1.35

Total from Investment Operations	5.30		1.46		3.28		(2.78)	1.42

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		(0.05)		(0.08)		(0.03)	(0.02)
Net realized capital gains	(3.79)		(0.09)		(0.08)		(3.48)	(1.58)

Total Distributions	(3.86)		(0.14)		(0.16)		(3.51)	(1.60)

Net asset value, end of the period	$18.96		$17.52		$16.20		$13.08	$19.37

Total return(c)	30.64	%(b)	9.27%		25.08%		(14.48)%	7.17	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,383		$23		$21		$1	$1
Net expenses(e)	0.97	%(f)	1.02	%(g)	1.03	%(h)	0.96%	0.96	%(i)
Gross expenses	1.19%		6.54%		11.80%		15.17%	14.68	%(i)
Net investment income	0.03	%(b)	0.31%		0.52%		0.43%	0.56	%(i)
Portfolio turnover rate	92%		105%		61%		70%	92	%(j)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.01, total return would have been 30.37% and the ratio of net investment income to average net assets would have been 0.03%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 1.00% to 0.95%.
(g)	Effective July 1, 2020, the expense limit decreased from 1.04% to 1.00%.
(h)	Effective July 1, 2019, the expense limit decreased from 1.15% to 1.04%.
(i)	Computed on an annualized basis for periods less than one year.
(j)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

73  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class Y
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$17.51		$16.19		$13.08		$19.37	$20.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06	(b)	0.04		0.05		0.04	0.05
Net realized and unrealized gain (loss)	5.23		1.41		3.21		(2.84)	1.25

Total from Investment Operations	5.29		1.45		3.26		(2.80)	1.30

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)		(0.04)		(0.07)		(0.01)	(0.01)
Net realized capital gains	(3.79)		(0.09)		(0.08)		(3.48)	(2.28)

Total Distributions	(3.85)		(0.13)		(0.15)		(3.49)	(2.29)

Net asset value, end of the period	$18.95		$17.51		$16.19		$13.08	$19.37

Total return	30.61	%(b)(c)	9.23	%(c)	24.88	%(c)	(14.61)%	6.60%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$66,054		$49,315		$44,482		$58,538	$176,940
Net expenses	1.02	%(d)(e)	1.07	%(d)(f)	1.15	%(d)(g)	1.12%	1.11%
Gross expenses	1.18%		1.28%		1.23%		1.12%	1.11%
Net investment income	0.28	%(b)	0.26%		0.35%		0.22%	0.23%
Portfolio turnover rate	92%		105%		61%		70%	92%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.00, total return would have been 30.26% and the ratio of net investment income to average net assets would have been 0.01%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2021, the expense limit decreased from 1.05% to 1.00%.
(f)	Effective July 1, 2020, the expense limit decreased from 1.09% to 1.05%.
(g)	Effective July 1, 2019, the expense limit decreased from 1.20% to 1.09%.

See accompanying notes to financial statements.

|  74

Notes to Financial Statements

December 31, 2021

1.  Organization.  Loomis Sayles Funds II, Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds II:

Loomis Sayles International Growth Fund (the “International Growth Fund”)

Natixis Funds Trust I:

Natixis Oakmark International Fund

Natixis U.S. Equity Opportunities Fund (the “U.S. Equity Opportunities Fund”)

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis Funds Trust II:

Natixis Oakmark Fund

Vaughan Nelson Mid Cap Fund (the “Mid Cap Fund”)

Each Fund is a diversified investment company, except for International Growth Fund, which is a non-diversified investment company.

Each Fund offers Class A, Class C, Class N and Class Y shares.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares) (prior to May 1, 2021, Class C shares automatically converted to Class A shares after ten years) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.   Significant Accounting Policies.   The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or sub-adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or sub-adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available,

75  |

Notes to Financial Statements (continued)

December 31, 2021

unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

As of December 31, 2021, securities held by the Funds were fair valued as follows:

Fund	Equity securities[1]	Percentage of Net Assets
International Growth Fund	$16,328,133	70.0%
Natixis Oakmark International Fund	484,132,328	90.3%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Dividends reinvested and stock dividends are reflected as non-cash dividends on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

|  76

Notes to Financial Statements (continued)

December 31, 2021

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  A Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts. Forward foreign currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

e.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2021 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

Certain Funds have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries (EU reclaims) and may continue to make such filings when it is determined to be in the best interest of the Funds and their shareholders. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. EU reclaims are recognized by a Fund when deemed more likely than not to be collected, and are reflected as tax reclaims in the Statements of Operations. Any related receivable is reflected as tax reclaims receivable in the Statements of Assets and Liabilities. Amounts paid to service providers for filing tax reclaims on the Funds’ behalf are reflected on the Statements of Operations as tax reclaim professional fees. Under certain circumstances, EU reclaims may be subject to closing agreements with the Internal Revenue Service (IRS), which may materially reduce the reclaim amounts realized by the Funds. Fees and expenses associated with closing agreements will be reflected in the Statements of Operations when it is determined that a closing agreement with the IRS is required.

77  |

Notes to Financial Statements (continued)

December 31, 2021

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as deferred Trustees’ fees, distributions in excess of income and/or capital gain, forward foreign currency contract mark-to-market, distribution re-designations, foreign currency gains and losses, non-deductible expenses, net operating losses, passive foreign investment company adjustments, return of capital distributions received and deferral of EU reclaims. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to wash sales, foreign currency gains and losses, forward foreign currency contract mark-to-market, return of capital distributions received, net operating losses, deferral of EU reclaims, deferred Trustees’ fees and passive foreign investment company adjustments. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2021 and 2020 was as follows:

	2021 Distributions			2020 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
International Growth Fund	$410,212	$—	$410,212	$12,460	$—	$12,460
Natixis Oakmark Fund	1,954,068	22,797,197	24,751,265	3,185,140	18,031,501	21,216,641
Natixis Oakmark International Fund	8,301,657	—	8,301,657	1,593,501	—	1,593,501
U.S. Equity Opportunities Fund	7,131,636	105,015,654	112,147,290	297,964	115,715,748	116,013,712
Mid Cap Fund	11,228,135	41,214,262	52,442,397	965,830	33,018,937	33,984,767
Small Cap Value Fund	20,173,469	6,185,028	26,358,497	118,830	616,973	735,803

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:

	International Growth Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	U.S. Equity Opportunities Fund
Undistributed ordinary income	$—	$73,142	$—	$885,380
Undistributed long-term capital gains	—	6,353,070	—	38,289,306

Total undistributed earnings	—	6,426,212	—	39,174,686

Capital loss carryforward:
Long-term:
No expiration date	—	—	(88,513,660)	—

Late-year ordinary and post-October capital loss deferrals*	(462,102)	—	(37,409)	—

Unrealized appreciation (depreciation)	(1,124,202)	102,402,158	6,165,904	405,776,088

Total accumulated earnings (losses)	$(1,586,304)	$108,828,370	$(82,385,165)	$444,950,774

Capital loss carryforward utilized in the current year	$—	$—	$21,965,851	$—

|  78

Notes to Financial Statements (continued)

December 31, 2021

	Mid Cap Fund	Small Cap Value Fund
Undistributed ordinary income	$4,016	$1,191,709
Undistributed long-term capital gains	7,716,860	2,043,203

Total undistributed earnings	7,720,876	3,234,912

Late-year ordinary and post-October capital loss deferrals*	(747,693)	—

Unrealized appreciation	51,984,993	24,067,332

Total accumulated earnings	$58,958,176	$27,302,244

Capital loss carryforward utilized in the current year	$—	$4,096,025

*

Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Loomis Sayles International Growth Fund, Natixis Oakmark International Fund and Mid Cap Fund are deferring capital and foreign currency losses.

As of December 31, 2021, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	International Growth Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	U.S. Equity Opportunities Fund	Mid Cap Fund	Small Cap Value Fund
Federal tax cost	$24,290,186	$267,330,870	$524,940,385	$647,608,287	$315,755,086	$126,261,648

Gross tax appreciation	$2,472,822	$105,350,186	$55,637,629	$417,190,540	$61,967,349	$27,479,047
Gross tax depreciation	(3,597,205)	(2,948,028)	(49,107,156)	(11,412,862)	(9,982,356)	(3,411,715)

Net tax appreciation (depreciation)	$(1,124,383)	$102,402,158	$6,530,473	$405,777,678	$51,984,993	$24,067,332

The difference between these amounts and those reported in the components of distributable earnings, if any, are primarily attributable to foreign currency mark-to-market and foreign capital gains taxes.

g.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2021, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

h.  Securities Lending.  Certain Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2021, none of the Funds had loaned securities under this agreement.

79  |

Notes to Financial Statements (continued)

December 31, 2021

i.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2021, at value:

International Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$1,400,680	$—	$1,400,680
Belgium	—	484,731	—	484,731
China	3,314,207	2,673,524	—	5,987,731
Denmark	—	926,576	—	926,576
France	—	1,175,262	—	1,175,262
Germany	—	780,823	—	780,823
Japan	—	1,102,092	—	1,102,092
Macau	—	202,316	—	202,316
Netherlands	—	1,336,125	—	1,336,125
Switzerland	503,103	3,658,198	—	4,161,301
United Kingdom	—	2,587,806	—	2,587,806
All Other Common Stocks(a)	2,637,549	—	—	2,637,549

Total Common Stocks	6,454,859	16,328,133	—	22,782,992

Short-Term Investments	—	382,811	—	382,811

Total	$6,454,859	$16,710,944	$—	$23,165,803

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Natixis Oakmark Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$349,508,948	$—	$—	$349,508,948
Short-Term Investments	—	20,224,080	—	20,224,080

Total	$349,508,948	$20,224,080	$—	$369,733,028

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

December 31, 2021

Natixis Oakmark International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$10,602,020	$—	$10,602,020
Belgium	—	10,592,944	—	10,592,944
China	4,567,047	22,353,730	—	26,920,777
Finland	—	3,899,981	—	3,899,981
France	—	66,983,639	—	66,983,639
Germany	4,260,991	126,608,086	—	130,869,077
India	—	5,642,961	—	5,642,961
Indonesia	—	3,701,122	—	3,701,122
Ireland	7,023,727	419,054	—	7,442,781
Italy	—	17,222,157	—	17,222,157
Japan	—	10,121,458	—	10,121,458
Korea	—	6,269,071	—	6,269,071
Netherlands	—	11,596,474	—	11,596,474
South Africa	—	4,002,582	—	4,002,582
Spain	—	8,365,329	—	8,365,329
Sweden	—	24,954,415	—	24,954,415
Switzerland	—	65,328,874	—	65,328,874
United Kingdom	9,720,984	78,616,994	—	88,337,978
All Other Common Stocks(a)	16,184,364	—	—	16,184,364

Total Common Stocks	41,757,113	477,280,891	—	519,038,004

Preferred Stocks(a)	—	6,851,437	—	6,851,437
Short-Term Investments	—	5,581,234	—	5,581,234

Total	$41,757,113	$489,713,562	$—	$531,470,675

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(94,327)	$—	$(94,327)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

U.S. Equity Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,036,181,847	$—	$—	$1,036,181,847
Short-Term Investments	—	17,204,118	—	17,204,118

Total	$1,036,181,847	$17,204,118	$—	$1,053,385,965

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Mid Cap Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$360,653,875	$—	$—	$360,653,875
Short-Term Investments	—	7,086,204	—	7,086,204

Total	$360,653,875	$7,086,204	$—	$367,740,079

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

81  |

Notes to Financial Statements (continued)

December 31, 2021

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$147,913,296	$—	$—	$147,913,296
Short-Term Investments	—	2,415,684	—	2,415,684

Total	$147,913,296	$2,415,684	$—	$150,328,980

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Natixis Oakmark International Fund used during the period include forward foreign currency contracts.

Natixis Oakmark International Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2021, Natixis Oakmark International Fund engaged in forward foreign currency transactions for hedging purposes.

The following is a summary of derivative instruments for Natixis Oakmark International Fund as of December 31, 2021, as reflected within the Statements of Assets and Liabilities:

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(94,327)

Transactions in derivative instruments for Natixis Oakmark International Fund during the year ended December 31, 2021, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$386,242

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts
Foreign exchange contracts	$(85,208)

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, for Natixis Oakmark International Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2021:

Natixis Oakmark International Fund	Forwards
Average Notional Amount Outstanding	1.24%
Highest Notional Amount Outstanding	1.40%
Lowest Notional Amount Outstanding	1.16%
Notional Amount Outstanding as of December 31, 2021	1.40%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

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Notes to Financial Statements (continued)

December 31, 2021

Natixis Oakmark International Fund enters into over-the-counter derivatives, including forward foreign currency contracts, pursuant to an International Swaps and Derivatives Association, Inc. (“ISDA”) agreement between the Fund and its counterparty. ISDA agreements typically contain master netting provisions in the event of a default or other termination event. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and liabilities on the Statements of Assets and Liabilities.

As of December 31, 2021, gross amounts of derivative assets and liabilities not offset in the Statement of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Amount
State Street Bank and Trust Company	$(94,327)	$—	$(94,327)

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements and monitoring of counterparty credit default swap spreads. Based on balances reflected on the Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2021:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Natixis Oakmark International Fund	$—	$—

5.  Purchases and Sales of Securities.  For the year ended December 31, 2021, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
International Growth Fund	$11,283,579	$2,058,975
Natixis Oakmark Fund	97,254,108	66,240,862
Natixis Oakmark International Fund	193,166,499	193,866,549
U.S. Equity Opportunities Fund	181,532,952	278,132,376
Mid Cap Fund	243,267,097	230,953,070
Small Cap Value Fund	125,323,757	121,931,217

6. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to International Growth Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreement, International Growth Fund pays a management fee at the annual rate of 0.75%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Natixis Advisors, LLC (“Natixis Advisors”) serves as investment adviser to Natixis Oakmark Fund, Natixis Oakmark International Fund, U.S. Equity Opportunities Fund, Mid Cap Fund and Small Cap Value Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $150 million	Next $50 million	Next $300 million	Next $500 million	Next $500 million	Over $1.5 billion
Natixis Oakmark Fund	0.70%	0.70%	0.65%	0.60%	0.60%	0.60%
Natixis Oakmark International Fund	0.85%	0.75%	0.75%	0.75%	0.70%	0.70%
U.S. Equity Opportunities Fund	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Mid Cap Fund	0.75%	0.75%	0.75%	0.75%	0.75%	0.70%
Small Cap Value Fund	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%

83  |

Notes to Financial Statements (continued)

December 31, 2021

Prior to July 1, 2021, Mid Cap Fund and Small Cap Value Fund paid a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $150 million	Next $50 million	Next $300 million	Next $500 million	Next $500 million	Over $1.5 billion
Mid Cap Fund	0.80%	0.80%	0.80%	0.80%	0.80%	0.75%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

Natixis Oakmark Fund	Harris Associates L.P. (“Harris”)
Natixis Oakmark International Fund	Harris
U.S. Equity Opportunities Fund	Harris Loomis Sayles
Mid Cap Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Small Cap Value Fund	Vaughan Nelson

Natixis Advisors, Harris and Vaughan Nelson are subsidiaries of Natixis Investment Managers, LLC.

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $150 million	Next $50 million	Next $800 million	Next $500 million	Over $1.5 billion
Natixis Oakmark Fund	Harris	0.52%	0.52%	0.50%	0.50%	0.50%
Natixis Oakmark International Fund	Harris	0.60%	0.50%	0.50%	0.45%	0.45%
U.S. Equity Opportunities Fund
Large Cap Value Segment	Harris	0.52%	0.52%	0.52%	0.52%	0.52%
All Cap Growth Segment	Loomis Sayles	0.35%	0.35%	0.35%	0.35%	0.35%
Mid Cap Fund	Vaughan Nelson	0.47%	0.47%	0.47%	0.47%	0.44%
Small Cap Value Fund	Vaughan Nelson	0.52%	0.52%	0.52%	0.52%	0.52%

Payments to Natixis Advisors are reduced by the amounts of payments to the subadvisers, as calculated based on the table above.

Prior to July 1, 2021, Mid Cap Fund and Small Cap Value Fund each paid their respective subadviser a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $150 million	Next $50 million	Next $800 million	Next $500 million	Over $1.5 billion
Mid Cap Fund	Vaughan Nelson	0.50%	0.50%	0.50%	0.50%	0.47%
Small Cap Value Fund	Vaughan Nelson	0.55%	0.55%	0.55%	0.55%	0.55%

Loomis Sayles and Natixis Advisors have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, substitute dividend expenses on securities sold short, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2022 for International Growth Fund and U.S. Equity Opportunities Fund, and until April 30, 2023 for Natixis Oakmark Fund, Natixis Oakmark International Fund, Mid Cap Fund and Small Cap Value Fund, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

|  84

Notes to Financial Statements (continued)

December 31, 2021

For the year ended December 31, 2021, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
International Growth Fund	1.20%	1.95%	0.90%	0.95%
Natixis Oakmark Fund	1.05%	1.80%	0.75%	0.80%
Natixis Oakmark International Fund	1.15%	1.90%	0.85%	0.90%
U.S. Equity Opportunities Fund	1.20%	1.95%	0.90%	0.95%
Mid Cap Fund	1.15%	1.90%	0.85%	0.90%
Small Cap Value Fund	1.25%	2.00%	0.95%	1.00%

Prior to July 1, 2021, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Natixis Oakmark Fund, Natixis Oakmark International Fund, Mid Cap Fund and Small Cap Value Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Natixis Oakmark Fund	1.30%	2.05%	1.00%	1.05%
Natixis Oakmark International Fund	1.20%	1.95%	0.90%	0.95%
Mid Cap Fund	1.20%	1.95%	0.90%	0.95%
Small Cap Value Fund	1.30%	2.05%	1.00%	1.05%

Loomis Sayles and Natixis Advisors shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fee or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below both (1) a class’ expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) a class’ current applicable expense limitation ratio, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2021, the management fees and waiver of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
International Growth Fund	$181,065	$145,776	$35,289	0.75%	0.15%
Natixis Oakmark Fund	2,106,551	87,307	2,019,244	0.68%	0.65%
Natixis Oakmark International Fund	4,216,094	918,026	3,298,068	0.78%	0.61%
U.S. Equity Opportunities Fund	7,835,017	—	7,835,017	0.75%	0.75%
Mid Cap Fund	2,560,977	172,115	2,388,862	0.77%	0.72%
Small Cap Value Fund	1,202,924	221,039	981,885	0.87%	0.71%

[1]	Management fee waivers are subject to possible recovery until December 31, 2022.

No expenses were recovered for any of the Funds during the year ended December 31, 2021 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, LLC (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis Investment Managers, LLC, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

85  |

Notes to Financial Statements (continued)

December 31, 2021

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2021, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
International Growth Fund	$196	$78	$235
Natixis Oakmark Fund	516,720	105,696	317,087
Natixis Oakmark International Fund	372,099	213,579	640,736
U.S. Equity Opportunities Fund	1,792,773	154,497	463,492
Mid Cap Fund	87,562	33,242	99,727
Small Cap Value Fund	187,732	2,375	7,125

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2021, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
International Growth Fund	$10,285
Natixis Oakmark Fund	131,502
Natixis Oakmark International Fund	231,005
U.S. Equity Opportunities Fund	446,102
Mid Cap Fund	141,096
Small Cap Value Fund	58,651

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2021, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
International Growth Fund	$59
Natixis Oakmark Fund	98,476
Natixis Oakmark International Fund	865,845
U.S. Equity Opportunities Fund	310,467
Mid Cap Fund	233,280
Small Cap Value Fund	73,461

|  86

Notes to Financial Statements (continued)

December 31, 2021

As of December 31, 2021, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
International Growth Fund	$16
Natixis Oakmark Fund	1,267
Natixis Oakmark International Fund	11,131
U.S. Equity Opportunities Fund	3,103
Mid Cap Fund	2,274
Small Cap Value Fund	705

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2021 was as follows:

Fund	Commissions
International Growth Fund	$128
Natixis Oakmark Fund	25,774
Natixis Oakmark International Fund	10,743
U.S. Equity Opportunities Fund	26,294
Mid Cap Fund	575
Small Cap Value Fund	1,257

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2022, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $210,000. All other Trustees fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors, Loomis Sayles and affiliates are also officers and/or Trustees of the Trusts.

g.  Affiliated Ownership.  As of December 31, 2021, Natixis and affiliates held shares of International Growth Fund representing 98.53% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

87  |

Notes to Financial Statements (continued)

December 31, 2021

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the Funds (effective May 1, 2021 for Mid Cap Fund) to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through April 30, 2022 and is not subject to recovery under the expense limitation agreement described above.

For the year ended December 31, 2021 (for the period May 1, 2021 through December 31, 2021 for Mid Cap Fund), Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Reimbursement of Transfer Agency Expenses
Fund	Class N
International Growth Fund	$768
Natixis Oakmark Fund	1,062
Natixis Oakmark International Fund	1,086
U.S. Equity Opportunities Fund	1,048
Mid Cap Fund	483
Small Cap Value Fund	1,050

i.  Payment by Affiliates.  For the year ended December 31, 2021, Harris reimbursed Natixis Oakmark International Fund $1,896 in connection with trading errors.

7.  Custodian and Regulatory Filing Fees and Expenses.  State Street Bank, custodian and sub-administrator to the Funds, agreed to waive its fees and expenses for the first 12 months of operations for International Growth Fund. For the year ended December 31, 2021, total fees waived for the Fund were $21,084. Regulatory filing fees and expenses are included in miscellaneous expenses on the Statements of Operations.

8.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended December 31, 2021, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
International Growth Fund	$689	$273	$768	$1,589
Natixis Oakmark Fund	143,286	29,310	1,062	40,611
Natixis Oakmark International Fund	247,297	141,567	1,086	511,019
U.S. Equity Opportunities Fund	410,917	35,779	1,048	151,853
Mid Cap Fund	31,293	12,007	1,157	213,548
Small Cap Value Fund	70,214	897	1,050	56,770

9.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $500,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $500,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid certain legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 8, 2021, each Fund except for International Growth Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit.

For the year ended December 31, 2021, Mid Cap Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $7,860,000 at a weighted average interest rate of 1.17%. Interest expense incurred on the line of credit was $1,272.

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Notes to Financial Statements (continued)

December 31, 2021

10.  Risk.  The Funds’ investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

The International Growth Fund may invest to a significant extent in variable interest entity (“VIE”) structures. VIE structures can vary, but generally consist of a U.S.-listed company with contractual arrangements, through one or more wholly-owned special purpose vehicles, with a Chinese company that ultimately provides the U.S.-listed company with contractual rights to obtain economic benefits from the Chinese company. The VIE structure enables foreign investors, such as the Fund, to obtain investment exposure similar to that of an equity owner in a Chinese company in situations in which the Chinese government has restricted or prohibited the ownership of such company by foreign investors. The Fund’s exposure to VIE structures may pose additional risks because the VIE structure is not formally recognized under Chinese law. The Chinese government may cease to tolerate VIE structures at any time or impose new restrictions. In addition, Chinese companies using the VIE structure, and listed on stock exchanges in the U.S., could also face delisting or other ramifications for failure to meet the expectations and/or requirements of the U.S. Securities and Exchange Commission, the Public Company Accounting Oversight Board, or other U.S. regulators. Any of these risks could reduce the liquidity and value of these investments or render them valueless.

International Growth Fund is non-diversified, which means that it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

Global markets have experienced periods of high volatility triggered by the Covid-19 pandemic. The impact of this pandemic and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Such effects could impair the Funds’ ability to maintain operational standards, disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments and negatively impact the Funds’ performance.

11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2021, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

	Number of 5% Account Holders	Percentage of Ownership
Fund
Natixis Oakmark International Fund	1	28.22%
Mid Cap Fund	2	30.76%
Small Cap Value Fund	2	12.54%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

89  |

Notes to Financial Statements (continued)

December 31, 2021

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Period Ended December 31, 2020(a)
International Growth Fund	Shares	Amount	Shares		Amount
Class A
Issued from the sale of shares	11,486	$119,493	100		$1,000
Issued in connection with the reinvestment of distributions	178	1,712	—	(b)	1

Net change	11,664	$121,205	100		$1,001

Class C
Issued from the sale of shares	5,141	$52,756	100		$1,000
Issued in connection with the reinvestment of distributions	56	540	—	(b)	—	(c)
Redeemed	(1,268)	(12,908)	—		—

Net change	3,929	$40,388	100		$1,000

Class N
Issued from the sale of shares	940,733	$10,000,000	1,500,000		$15,000,000
Issued in connection with the reinvestment of distributions	517	5,372	1,224		12,450
Redeemed	(46,992)	(500,000)	—		—

Net change	894,258	$9,505,372	1,501,224		$15,012,450

Class Y
Issued from the sale of shares	24,598	$256,782	1,163		$11,750
Issued in connection with the reinvestment of distributions	388	3,739	1		9
Redeemed	(2,953)	(29,891)	—		—

Net change	22,033	$230,630	1,164		$11,759

Increase from capital share transactions	931,884	$9,897,595	1,502,588		$15,026,210

(a)	From commencement of operations on December 15, 2020 through December 31, 2020.
(b)	Amount rounds to less than one share.
(c)	Amount rounds to less than $1.00.

	Year Ended December 31, 2021		Year Ended December 31, 2020
Natixis Oakmark Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	691,558	$20,206,685	583,622	$11,675,703
Issued in connection with the reinvestment of distributions	463,894	13,477,187	589,672	13,475,622
Redeemed	(855,457)	(24,491,426)	(1,895,350)	(37,988,760)

Net change	299,995	$9,192,446	(722,056)	$(12,837,435)

Class C
Issued from the sale of shares	546,929	$13,338,620	196,466	$3,196,499
Issued in connection with the reinvestment of distributions	147,029	3,458,822	166,000	3,131,121
Redeemed	(439,521)	(10,138,945)	(1,362,306)	(22,568,463)

Net change	254,437	$6,658,497	(999,840)	$(16,240,843)

Class N
Issued from the sale of shares	20,230	$668,794	26	$561
Issued in connection with the reinvestment of distributions	1,354	42,243	1,266	30,687
Redeemed	(14,413)	(395,951)	(20,248)	(414,541)

Net change	7,171	$315,086	(18,956)	$(383,293)

Class Y
Issued from the sale of shares	2,239,599	$69,629,845	898,502	$17,536,595
Issued in connection with the reinvestment of distributions	194,941	6,059,178	88,591	2,151,945
Redeemed	(767,848)	(22,108,885)	(1,435,875)	(28,553,935)

Net change	1,666,692	$53,580,138	(448,782)	$(8,865,395)

Increase (decrease) from capital share transactions	2,228,295	$69,746,167	(2,189,634)	$(38,326,966)

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Notes to Financial Statements (continued)

December 31, 2021

12.  Capital Shares (continued).

	Year Ended December 31, 2021		Year Ended December 31, 2020
Natixis Oakmark International Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,335,450	$36,472,444	2,770,572	$30,737,529
Issued in connection with the reinvestment of distributions	105,442	1,593,676	14,764	209,645
Redeemed	(1,647,832)	(25,699,049)	(6,172,183)	(66,211,902)

Net change	793,060	$12,367,071	(3,386,847)	$(35,264,728)

Class C
Issued from the sale of shares	335,969	$5,138,230	471,769	$5,126,354
Issued in connection with the reinvestment of distributions	25,276	376,368	—	—
Redeemed	(2,680,195)	(40,587,344)	(6,873,953)	(71,978,638)

Net change	(2,318,950)	$(35,072,746)	(6,402,184)	$(66,852,284)

Class N
Issued from the sale of shares	27,769	$415,638	7,236	$76,266
Issued in connection with the reinvestment of distributions	837	12,581	131	1,852
Redeemed	(2,541)	(37,341)	(46,592)	(500,123)

Net change	26,065	$390,878	(39,225)	$(422,005)

Class Y
Issued from the sale of shares	5,468,533	$86,311,348	22,716,726	$249,354,124
Issued in connection with the reinvestment of distributions	353,698	5,316,490	87,587	1,237,605
Redeemed	(4,621,536)	(71,233,588)	(21,280,488)	(222,395,466)

Net change	1,200,695	$20,394,250	1,523,825	$28,196,263

Decrease from capital share transactions	(299,130)	$(1,920,547)	(8,304,431)	$(74,342,754)

	Year Ended December 31, 2021		Year Ended December 31, 2020
U.S. Equity Opportunities Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	706,028	$30,893,730	809,852	$28,587,906
Issued in connection with the reinvestment of distributions	1,609,947	68,881,940	1,934,829	70,589,892
Redeemed	(1,953,593)	(84,776,070)	(2,986,385)	(103,892,894)

Net change	362,382	$14,999,600	(241,704)	$(4,715,096)

Class C
Issued from the sale of shares	226,043	$5,356,200	289,975	$6,110,793
Issued in connection with the reinvestment of distributions	475,273	10,545,794	553,577	11,519,306
Redeemed	(949,764)	(22,561,088)	(1,400,383)	(29,908,911)

Net change	(248,448)	$(6,659,094)	(556,831)	$(12,278,812)

Class N
Issued from the sale of shares	—	$—	947	$37,836
Issued in connection with the reinvestment of distributions	293	15,616	500	21,295
Redeemed	(620)	(35,725)	(12,852)	(496,375)

Net change	(327)	$(20,109)	(11,405)	$(437,244)

Class Y
Issued from the sale of shares	1,490,330	$81,108,161	1,666,973	$71,953,482
Issued in connection with the reinvestment of distributions	370,262	19,743,173	465,008	20,643,018
Redeemed	(1,682,880)	(89,109,967)	(3,552,649)	(145,365,948)

Net change	177,712	$11,741,367	(1,420,668)	$(52,769,448)

Increase (decrease) from capital share transactions	291,319	$20,061,764	(2,230,608)	$(70,200,600)

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Notes to Financial Statements (continued)

December 31, 2021

12.  Capital Shares (continued).

	Year Ended December 31, 2021		Year Ended December 31, 2020
Mid Cap Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	261,646	$6,416,364	226,127	$4,488,446
Issued in connection with the reinvestment of distributions	216,292	4,872,528	162,666	3,228,512
Redeemed	(213,572)	(5,159,634)	(477,370)	(9,158,673)

Net change	264,366	$6,129,258	(88,577)	$(1,441,715)

Class C
Issued from the sale of shares	16,158	$374,819	18,169	$328,156
Issued in connection with the reinvestment of distributions	85,496	1,752,803	92,379	1,686,307
Redeemed	(241,770)	(5,500,556)	(456,387)	(8,272,196)

Net change	(140,116)	$(3,372,934)	(345,839)	$(6,257,733)

Class N
Issued from the sale of shares	2,826,157	$72,192,384	94,843	$1,960,180
Issued in connection with the reinvestment of distributions	531,924	12,118,098	99,203	2,004,292
Redeemed	(205,461)	(5,123,004)	(185,807)	(3,709,379)

Net change	3,152,620	$79,187,478	8,239	$255,093

Class Y
Issued from the sale of shares	1,675,522	$41,044,197	2,378,301	$47,273,465
Issued in connection with the reinvestment of distributions	1,387,574	31,819,928	1,248,965	25,109,423
Redeemed	(3,531,602)	(86,803,876)	(6,496,334)	(126,146,971)

Net change	(468,506)	$(13,939,751)	(2,869,068)	$(53,764,083)

Increase (decrease) from capital share transactions	2,808,364	$68,004,051	(3,295,245)	$(61,208,438)

	Year Ended December 31, 2021		Year Ended December 31, 2020
Small Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	642,790	$12,042,869	158,490	$2,085,145
Issued in connection with the reinvestment of distributions	782,913	13,763,408	31,711	358,304
Redeemed	(555,154)	(10,594,338)	(872,436)	(11,688,128)

Net change	870,549	$15,211,939	(682,235)	$(9,244,679)

Class C
Issued from the sale of shares	6,936	$66,135	40,156	$298,734
Issued in connection with the reinvestment of distributions	49,731	339,165	1,869	10,560
Redeemed	(35,173)	(333,625)	(109,068)	(738,265)

Net change	21,494	$71,675	(67,043)	$(428,971)

Class N
Issued from the sale of shares	59,076	$1,134,239	—	$—
Issued in connection with the reinvestment of distributions	12,510	233,321	14	179
Redeemed	(1)	(27)	—	—

Net change	71,585	$1,367,533	14	$179

Class Y
Issued from the sale of shares	793,405	$16,230,504	1,175,448	$16,303,249
Issued in connection with the reinvestment of distributions	591,535	11,020,292	25,025	327,632
Redeemed	(714,903)	(14,531,447)	(1,131,163)	(15,630,462)

Net change	670,037	$12,719,349	69,310	$1,000,419

Increase (decrease) from capital share transactions	1,633,665	$29,370,496	(679,954)	$(8,673,052)

|  92

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds II, Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of Loomis Sayles International Growth Fund, Natixis Oakmark International Fund, Natixis U.S. Equity Opportunities Fund, Vaughan Nelson Small Cap Value Fund, Natixis Oakmark Fund and Vaughan Nelson Mid Cap Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles International Growth Fund (one of the funds constituting Loomis Sayles Funds II), Natixis Oakmark International Fund, Natixis U.S. Equity Opportunities Fund and Vaughan Nelson Small Cap Value Fund (three of the funds constituting Natixis Funds Trust I), and Natixis Oakmark Fund and Vaughn Nelson Mid Cap Fund (two of the funds constituting Natixis Funds Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets
Loomis Sayles International Growth Fund	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from December 15, 2020 (commencement of operations) through December 31, 2020
Natixis Oakmark International Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020
Natixis U.S. Equity Opportunities Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020
Vaughan Nelson Small Cap Value Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020
Natixis Oakmark Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020
Vaughan Nelson Mid Cap Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2022

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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2021 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2021, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
International Growth Fund	1.44%
Natixis Oakmark Fund	100.00%
U.S. Equity Opportunities Fund	100.00%
Mid Cap Fund	34.22%
Small Cap Value Fund	6.62%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2021.

Fund	Amount
Natixis Oakmark Fund	$22,797,197
U.S. Equity Opportunities Fund	105,015,654
Mid Cap Fund	41,214,262
Small Cap Value Fund	6,185,028

Qualified Dividend Income.  For the fiscal year ended December 31, 2021, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2021, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
International Growth Fund	60.62%
Natixis Oakmark Fund	100.00%
Natixis Oakmark International Fund	100.00%
U.S. Equity Opportunities Fund	100.00%
Mid Cap Fund	38.22%
Small Cap Value Fund	8.99%

Foreign Tax Credit.  For the year ended December 31, 2021, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Growth Fund	$31,758	$312,432
Natixis Oakmark International Fund	1,138,609	16,958,997

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Trustee and Officer Information

The tables below provide certain information regarding the Trustees and officers of Natixis Funds Trust I, Natixis Funds Trust II and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Edmond J. English (1953)	Trustee since 2013 Chairperson of the Governance Committee and Contract Review Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	55 Director, Burlington Stores, Inc. (retail) and Director, Rue Gilt Groupe, Inc. (e-commerce retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	55 Formerly, Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of the Contract Review Committee	Retired	55 Director, Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); Formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

95  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member and Governance Committee Member	President, University of Massachusetts	55 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Audit Committee Member and Governance Committee Member	Retired	55 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Audit Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	55 Director, FutureFuel.io (chemicals and biofuels)	Significant experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since January 2021 Trustee since 2009 Ex Officio member of the Audit Committee, Contract Review Committee and Governance Committee	Professor of Finance at Babson College	55 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

|  96

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member	Retired	55 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member and Governance Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance)

55

Trustee, Eastern Bank (bank); Director, Apartment Investment and Management Company (real estate investment trust); Formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)

Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee	Retired; Formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	55 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	55 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

97  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

David L. Giunta[4] (1965)

Trustee since 2011

President and Chief Executive Officer of Natixis Funds Trust I, Natixis Funds Trust IIand President of Loomis Sayles Funds II; Chief Executive Officer of Loomis Sayles Funds II since 2015

		President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	55 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC.

|  98

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC

Natalie R. Wagner (1979)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer Chief Legal Officer	Since May 2021 Since July 2021	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; Formerly, Vice President, Head of Corporate Compliance, Global Atlantic Financial Group

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, LLC, Natixis Advisors, LLC or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

99  |

Annual Report

December 31, 2021

Gateway Fund

Gateway Equity Call Premium Fund

Mirova Global Green Bond Fund

Mirova Global Sustainable Equity Fund

Mirova International Sustainable Equity Fund

Mirova U.S. Sustainable Equity Fund

GATEWAY FUND

Managers	Symbols

Daniel M. Ashcraft, CFA®	Class A GATEX

Michael T. Buckius, CFA®	Class C GTECX

Paul R. Stewart, CFA®	Class N GTENX

Kenneth H. Toft, CFA®	Class Y GTEYX

Mitchell J. Trotta, CFA®

Gateway Investment Advisers, LLC

Investment Goal

The Fund seeks to capture the majority of returns associated with equity market investments, while exposing investors to less risk than other equity investments.

Management Discussion

2021 was the third consecutive year of double-digit return for the S&P 500® Index, powering its three-year cumulative return above 100% for the first time since early March 2012, a three-year period that began at the bear market bottom of the Great Financial Crisis. Additionally, returns were positive in each quarter of 2021, though the September equity market pullback brought that streak to the brink. The equity market started the year in impressive fashion with returns of 6.17% and 8.55% in the first and second quarters, respectively. Macroeconomic stabilization and improvement driven by a relaxation of pandemic mitigation policies and additional fiscal stimulus helped investors digest concerns surrounding the outlook for inflation, labor market imbalances, and rising interest rates. Equity market strength continued in July and August, but the S&P 500® Index eked out a third quarter return of just 0.58% as the market pulled back, surrendering to a growing list of investor concerns including new Covid-19 variants, the outlook for inflation and uncertainty surrounding fiscal and monetary policy. September’s decline carried into early October as the S&P 500® Index lost 5.12% from September 2 to October 4, its largest peak-to-trough drawdown of the year. The equity market’s fourth quarter was the strongest of all, with a return of 11.03%, but was not the smoothest as inflation and monetary policy concerns drove a short but intense bout of volatility mid-quarter. The S&P 500® Index ended the year just shy of its all-time high reached on December 29.

The downtrend in implied volatility that began after the Cboe® Volatility Index (the VIX®) peaked at record levels in March 2020 continued over the first half of 2021. The VIX® spent most of the year ranging from the mid-teens to the low 20s while posting 21 days of closing values above 25, including six days when it closed above 30. The result was an average closing value of 19.66 for the year, slightly above its long-term average of 19.48. While the downtrend brought the measure to below-average levels at various points throughout the year, it never closed below 15, thus establishing a Covid-19 era low that was above the low readings that persisted for several years prior to the pandemic. Specifically, the VIX® averaged 14.86 during the seven-year period from 2013 to 2019. Although implied volatility was elevated in 2021, realized volatility, as measured by the standard deviation of daily returns for the S&P 500® Index, was below-average at 13.09% for the year. The spread between S&P 500® Index realized volatility and average implied volatility, often referred to as the Volatility Risk Premium (VRP), was positive in 2021, as is typical. However, the spread was consistently wider than normal as VRP ended the year on a 15-month trend of readings that have been above the historical monthly average of 4.15%.

Performance Results

For the 12 months ended December 31, 2021, Class Y shares of the Gateway Fund returned 11.49% at net asset value. The Fund’s primary benchmark, the S&P 500® Index, returned 28.71% for the same period, while its secondary benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -1.54%.

Explanation of Fund Performance

The Fund invests in a broadly diversified portfolio of common stocks that is designed to track the performance of the S&P 500® Index, while also selling index call options and purchasing index put options. The Fund seeks to generate returns by creating cash flow through writing at-the-money index call options against the full value of its underlying equity portfolio. The written call options, premium levels of which have a high correlation to volatility, provide cash flow into the Fund, yet may limit upside participation in an equity market advance. The Fund uses some of the cash flow from index call option writing to purchase out-of-the-money index put options to mitigate sudden and severe price declines in the equity portfolio. An index call option is considered at-the-money when the price of the underlying index is the same as the option’s strike price. Additionally, an index put option is deemed out-of-the money when its strike price is below the price of the underlying index. It is the net premium-to-earn from selling index call options less the price of protective index put options that is a significant factor in determining how much participation the Fund will have in a rising

1  |

market and how much downside mitigation is delivered in a declining market. In the long term, the combination of the diversified stock portfolio, steady cash flow from the sale of index call options and downside mitigation from index put options is intended to provide the Fund with a majority of the returns associated with equity market investments while exposing investors to less risk.

The Fund underperformed its primary benchmark for the year while achieving the risk component of its objective by exhibiting less than half the risk of the equity market. 2021 marked the Fund’s highest calendar year return since 2003. Returns for the year were buoyed by relatively elevated implied volatility and active management focused on the higher volatility priced into longer-dated call option contracts and a persistently above-average VRP. The Fund’s two-part option strategy delivered significant risk mitigation during market declines and equity market participation during the periods in which the equity market advanced. Specifically, the Fund had smaller losses than the S&P 500® Index when equity market returns were negative in January, September and November and provided 2.51 percentage points of risk mitigation with a return of -2.61% during the max drawdown period for the S&P 500® Index from September 2 through October 4. The Fund’s positive but lagging returns of 3.23%, 3.98% and 4.32% in the first, second and fourth quarters of 2021 led to underperformance for the year as the Fund was unable to keep pace with the S&P 500® Index’s strong advances. When the equity market advances at an above-average rate, underperformance is expected, as the risk-reducing option strategy generates losses that detract from return. Consequently, the fourth quarter, which was the strongest equity market quarter of the year, produced the most significant period of lagging performance for the Fund. From October 4 through November 18, the equity market’s recovery from its largest loss of the year developed into a rally to new highs and the S&P 500® Index advanced 9.60%, while the Fund generated a return of 4.06%. Over the remainder of the year, the S&P 500® Index added 1.47% to its return while the Fund returned 0.43%.

The Fund’s equity portfolio returned 28.38% in 2021, a performance differential of (0.33) percentage points versus the S&P 500® Index. Consistent with its investment objective, the measured risk of the Fund was low relative to the US equity market, as its standard deviation of daily returns for 2021 was 6.12% versus 13.09% for the S&P 500® Index.

The Fund began the year with index put option coverage in a range of 80% to 95%, a positioning that had been maintained since August 2020. The investment team incrementally added index put options in January, restoring put coverage to greater than 95% by the end of the month. The increases in put coverage in January were executed in conjunction with adjustments to the Fund’s written call option positions with the goal of maintaining a consistent risk profile while benefiting from lower put costs. Amid heightened equity market volatility in late November and early December, Gateway’s investment team opportunistically monetized higher volatility being priced into index put contracts and preserved index put gains in the event of a sudden and sharp market recovery, while maintaining the Fund’s typical risk profile. The investment team closed out one index put option position on December 3, lowering put coverage to a range of 80% to 95%. This position was maintained until December 16 when the investment team restored put coverage to greater than 95% as index put options became more reasonably priced when VIX® levels declined from their relatively elevated levels earlier in the month. The Fund maintained a portfolio of written index call options on the full value of its equity holdings over the course of the year, while making active adjustments to positions in response to changing market conditions and opportunistically taking advantage of the higher implied volatility that was priced into longer-dated contracts.

Outlook

Gateway’s investment philosophy is informed by its long history and maintains that the equity market is the most reliable source of attractive long-term returns, despite its high volatility relative to other asset classes and tendency to periodically deliver significant short-term losses. Gateway’s investment philosophy also holds that consistency is key to long-term success and that generating cash flow with index options, rather than seeking to forecast the market, can lower the risk of participating in equity markets. By staying true to this philosophy and continuing to manage strategies consistent with the firm’s historical approach, Gateway assists Fund shareholders in managing risk while pursuing long-term returns in an uncertain environment. Rather than attempting to anticipate how events will unfold, Gateway will continue to focus on making prudent adjustments to its option portfolios to maintain the risk profile of the Fund in response to changing market conditions.

|  2

GATEWAY FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2011 through December 31, 2021

Top Ten Holdings as of December 31, 2021

Security Name		% of Net Assets
1	Apple, Inc.	7.07%
2	Microsoft Corp.	6.37
3	Amazon.com, Inc.	3.70
4	Alphabet, Inc., Class C	3.21
5	Tesla, Inc.	2.12
6	Meta Platforms, Inc., Class A	2.10
7	NVIDIA Corp.	1.88
8	JPMorgan Chase & Co.	1.70
9	Berkshire Hathaway, Inc., Class B	1.58
10	UnitedHealth Group, Inc.	1.54

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

3  |

Average Annual Total Returns – December 31, 20214

	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[5]
					Gross	Net

Class Y
NAV	11.49%	6.94%	5.96%	—	0.72%	0.70%

Class A
NAV	11.24	6.69	5.71	—	0.97	0.94
With 5.75% Maximum Sales Charge	4.85	5.43	5.09	—

Class C
NAV	10.41	5.89	5.07	—	1.72	1.70
With CDSC[1]	9.41	5.89	5.07	—

Class N (Inception 5/1/17)
NAV	11.57	—	—	6.66	0.65	0.65

Comparative Performance
S&P 500® Index[2]	28.71	18.47	16.55	18.02
Bloomberg U.S. Aggregate Bond Index[3]	-1.54	3.57	2.90	3.51

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For more recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

3

The Bloomberg U.S. Aggregate Bond Index is a broad-based index that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  4

GATEWAY EQUITY CALL PREMIUM FUND

Managers	Symbols

Daniel M. Ashcraft, CFA®	Class A GCPAX

Michael T. Buckius, CFA®	Class C GCPCX

Kenneth H. Toft, CFA®	Class N GCPNX

Mitchell J. Trotta, CFA®	Class Y GCPYX

Gateway Investment Advisers, LLC

Investment Goal

The Fund seeks total return with less risk than U.S. equity markets.

Management Discussion

2021 was the third consecutive year of double-digit return for the S&P 500® Index, powering its three-year cumulative return above 100% for the first time since early March 2012, a three-year period that began at the bear market bottom of the Great Financial Crisis. Additionally, returns were positive in each quarter of 2021, though the September equity market pullback brought that streak to the brink. The equity market started the year in impressive fashion with returns of 6.17% and 8.55% in the first and second quarters, respectively. Macroeconomic stabilization and improvement driven by a relaxation of pandemic mitigation policies and additional fiscal stimulus helped investors digest concerns surrounding the outlook for inflation, labor market imbalances, and rising interest rates. Equity market strength continued in July and August, but the S&P 500® Index eked out a third quarter return of just 0.58% as the market pulled back, surrendering to a growing list of investor concerns including new Covid-19 variants, the outlook for inflation and uncertainty surrounding fiscal and monetary policy. September’s decline carried into early October as the S&P 500® Index lost 5.12% from September 2 to October 4, its largest peak-to-trough drawdown of the year. The equity market’s fourth quarter was the strongest of all, with a return of 11.03%, but was not the smoothest as inflation and monetary policy concerns drove a short but intense bout of volatility mid-quarter. The S&P 500® Index ended the year just shy of its all-time high reached on December 29.

The downtrend in implied volatility that began after the Cboe® Volatility Index (the VIX®) peaked at record levels in March 2020 continued over the first half of 2021. The VIX® spent most of the year ranging from the mid-teens to the low 20s while posting 21 days of closing values above 25, including 6 days when it closed above 30. The result was an average closing value of 19.66 for the year, slightly above its long-term average of 19.48. While the downtrend brought the measure to below-average levels at various points throughout the year, it never closed below 15, thus establishing a Covid-19 era low that was above the low readings that persisted for several years prior to the pandemic. Specifically, the VIX® averaged 14.86 during the seven-year period from 2013 to 2019. Although implied volatility was elevated in 2021, realized volatility, as measured by the standard deviation of daily returns for the S&P 500® Index, was below-average at 13.09% for the year. The spread between S&P 500® Index realized volatility and average implied volatility, often referred to as the Volatility Risk Premium (VRP), was positive in 2021, as is typical. However, the spread was consistently wider than normal as VRP ended the year on a 15-month trend of readings that have been above the historical monthly average of 4.15%.

Performance Results

For the 12 months ended December 31, 2021, Class Y shares of the Gateway Equity Call Premium Fund returned 19.43% at net asset value. The Fund underperformed its primary benchmark, the Cboe S&P 500 BuyWrite Index (BXMSM), which returned 20.47% for the period. The Fund also underperformed its secondary benchmark, the S&P 500® Index, returned 28.71%.

Explanation of Fund Performance

The Fund invests in a broadly diversified portfolio of common stocks that is designed to track the performance of the S&P 500® Index and support its index option-based risk management strategy as efficiently as possible while seeking to enhance the Fund’s after-tax total return. The Fund seeks to generate returns by writing at- and near-the-money index call options against the full value of its underlying equity portfolio. The steady cash flow from call option writing is intended to be an important source of the Fund’s return, although it reduces the Fund’s ability to profit from increases in the value of its equity portfolio. The index call options written by the Fund often have similar characteristics to the single index call option present in the BXMSM at any given time. However, unlike the BXMSM, the Fund employs an active strategy that gives its management team discretion to diversify expiration dates and strike prices across a portfolio of index call options and to opportunistically pursue attractive call premiums while maintaining a relatively consistent risk profile.

The Fund underperformed its primary benchmark for the year while achieving the risk component of its objective by exhibiting less risk than the equity market. 2021 marked the Fund’s highest calendar-year return since its inception in 2014. Returns for the year were buoyed by relatively elevated implied volatility and active management focused on the higher volatility priced into longer-dated call option contracts and a persistently above-average VRP. The Fund’s diversified and active index call option writing approach

5  |

generated risk reducing cash flow throughout 2021 while delivering equity market participation during periods in which the equity market advanced and downside risk mitigation during market declines. Specifically, the Fund produced positive returns in all four quarters while incurring smaller losses than the S&P 500® Index in January, September, and November when equity market returns were negative. Furthermore, the Fund provided loss mitigation of 2.28 percentage points during the maximum drawdown period for the S&P 500® Index with a return of -2.84% from September 2 through October 4. After outperforming the BXMSM in the first half of the year with a return of 11.41% compared to the BXM’sSM return of 11.10%, the Fund underperformed in the second half with a return of 7.20%, compared to the BXM’sSM return of 8.43%. This was due primarily to the Fund’s performance during the equity market’s recovery and rally to new highs after its brief but sharp decline from late November to early December. As the equity market began to recover, the BXMSM was better positioned for a market advance, having more market exposure than usual because the index call option it wrote in November was far out-of-the-money after the equity market decline. The Fund, in contrast, had less market exposure than the BXMSM because its actively managed approach lowered the weighted-average strike price of its written call option portfolio as the market declined in order to maintain its typical risk profile. Consequently, as the market advanced over the remainder of December, the BXMSM returned 4.86%, while the Fund returned 3.64%, underperforming by 1.22%. Prior to December’s equity market advance, the Fund had outperformed the BXMSM in 2021, as its year-to-date return through December 1 was 15.23% compared to 14.89% for the BXMSM. .

The Fund’s equity portfolio returned 28.87% for the year, a performance differential of positive 0.16 percentage points versus the S&P 500® Index. The measured risk of the Fund was lower than that of the US equity market and the BXMSM, as its standard deviation of daily returns for 2021 was 8.50%, versus 13.09% and 8.61% for the S&P 500® Index and the BXMSM, respectively.

Outlook

Gateway’s investment philosophy is informed by its long history and maintains that the equity market is the most reliable source of attractive long-term returns, despite its high volatility relative to other asset classes and tendency to periodically deliver significant short-term losses. Gateway’s investment philosophy also holds that consistency is key to long-term success and that generating cash flow with index options, rather than seeking to forecast the market, can lower the risk of participating in equity markets. By staying true to this philosophy and continuing to manage strategies consistent with the firm’s historical approach, Gateway assists Fund shareholders in managing risk while pursuing long-term returns in an uncertain environment. Rather than attempting to anticipate how events will unfold, Gateway will continue to focus on making prudent adjustments to its option portfolios to maintain the risk profile of the Fund in response to changing market conditions.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

September 30, 2014 (inception) through December 31, 2021

See notes to chart on page 7.

|  6

GATEWAY EQUITY CALL PREMIUM FUND

Top Ten Holdings as of December 31, 2021

Security Name		% of Net Assets
1	Apple, Inc.	6.84%
2	Microsoft Corp.	6.26
3	Amazon.com, Inc.	3.68
4	Alphabet, Inc., Class A	2.17
5	Tesla, Inc.	2.13
6	Alphabet, Inc., Class C	2.04
7	Meta Platforms, Inc., Class A	2.00
8	NVIDIA Corp.	1.88
9	Berkshire Hathaway, Inc., Class B	1.55
10	UnitedHealth Group, Inc.	1.46

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Average Annual Total Returns – December 31, 20214

	1 Year	5 Years	Life of Class		Expense Ratios[5]
					Gross	Net

Class Y (Inception 9/30/14)			Class Y/A/C	Class N
NAV	19.43%	9.91%	8.45%	—	1.10%	0.68%

Class A (Inception 9/30/14)
NAV	19.20	9.63	8.19	—	1.36	0.93
With 5.75% Maximum Sales Charge	12.32	8.34	7.31	—

Class C (Inception 9/30/14)
NAV	18.28	8.80	7.39	—	2.10	1.68
With CDSC[1]	17.28	8.80	7.39	—

Class N (Inception 5/1/17)
NAV	19.49	—	—	9.67	1.22	0.63

Comparative Performance
Cboe S&P 500 BuyWrite Index (BXMSM)[2]	20.47	7.84	6.97	7.28
S&P 500® Index[3]	28.71	18.47	15.08	18.02

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

2

The Cboe S&P 500 BuyWrite Index (BXMSM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500® Index (SPXSM) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

3

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

7  |

MIROVA GLOBAL GREEN BOND FUND

Managers	Symbols

Marc Briand	Class A MGGAX

Charles Portier	Class N MGGNX

Bertrand Rocher	Class Y MGGYX

Mirova US LLC

Investment Goal

The Fund seeks to provide total return, through a combination of capital appreciation and current income, by investing in green bonds.

Market Conditions

In wake of 2020, we anticipated that 2021 would be i) far less impacted by the Covid-19 crisis and ii) marked by inflation blips as a result of a combination of central banks’ balance sheet expansion, production bottlenecks, and consumers’ willingness to spend the cash reserves they had accumulated over lockdowns and curfews. The Delta variant has derailed this scenario, except for inflation, which has driven rates far higher on the back of fears that central banks would little by little have to accept that surging prices could last longer than they were previously claiming. This is what has driven the German Bund from -0.60% to -0.18% and US 10-year rates from 0.90% to 1.50% over the year, with dramatic swings which were largely attributable to Delta. Credit markets rallied up to the end of November when the discovery of the Omicron variant ignited a wave of panic that quickly dissipated due to the variants’ lack of severity.

Performance Results

For the 12 months ended December 31, 2021, Class Y shares of the Mirova Global Green Bond Fund returned -2.69% at net asset value. The Fund underperformed its benchmark, the Bloomberg MSCI Green Bond Index – USD Hedged, which returned -2.30%.

Explanation of Fund Performance

The duration and curve strategy detracted from performance as the Fund’s global duration was set lower than the index during February on the long end of the curve when yields globally went down due to the Delta variant. Furthermore, the curve flattening had negative performance implications for the Fund.

From an allocation perspective, the Fund’s strategy was positive. The long position in corporates versus other asset classes paid off. Since the beginning of the year, we saw value in this asset class, which had full support from central banks. Credit exposure represented approximately 50% of the Fund during the year.

Security selection decisions brought value, mainly within the corporate sector. The main contributors were Baywa, Vena Energy and Orsted. Baywa is a German group specialized in energy, agriculture and building materials. Credit spreads on the Fund’s holdings contracted by 100 basis points (bps), due to their positive business, driving performance. Vena Energy is a utility company from Singapore, whose credit spreads on the Fund’s holdings contracted, due to the issuer’s high beta profile, resulting in positive contributions to overall returns., Orsted, which is one of the leaders in offshore wind turbines in Europe, benefited from spreads contracting.

Outlook

As Omicron is reportedly less aggressive than the Delta variant it is beginning to overcome, there is a decent probability that the Covid-19 crisis loses further traction, which may fuel even more positive momentum for the economy, especially for the lowest paid workers, provided central banks manage to curb inflation without jeopardizing the growth prospects we think are very solid. We believe central bankers will have the means to reach that target, which means 2022 might be constructive. The only real cloud on the horizon remains whether Russia’s Putin and the Western leaders might find an agreement to avoid prompting any kind of intervention of either NATO or Russia, if not both, in Ukraine.

|  8

MIROVA GLOBAL GREEN BOND FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares2

February 28, 2017 (inception) through December 31, 2021

Average Annual Total Returns – December 31, 20212

	1 Year	Life of Fund	Expense Ratios[3]
			Gross	Net

Class Y (Inception 2/28/17)
NAV	-2.69%	3.43%	1.14%	0.68%

Class A (Inception 2/28/17)
NAV	-3.02	3.17	1.39	0.93
With 4.25% Maximum Sales Charge	-7.16	2.26

Class N (Inception 2/28/17)
NAV	-2.73	3.49	1.03	0.63

Comparative Performance
Bloomberg MSCI Green Bond Index – USD Hedged[1]	-2.30	3.85

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

The Bloomberg MSCI Green Bond Index - USD Hedged provides a broad-based measure of global fixed-income securities issued to fund projects with direct environmental benefits according to MSCI ESG Research’s green bond criteria. The green bonds are primarily investment-grade, or may be classified by other sources when bond ratings are not available. The Index may include green bonds from the corporate, securitized, Treasury, or government-related sectors.

2	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

3

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

9  |

MIROVA GLOBAL SUSTAINABLE EQUITY FUND

Managers	Symbols

Jens Peers, CFA®	Class A ESGMX

Hua Cheng, CFA®, PhD	Class C ESGCX

Amber Fairbanks, CFA®	Class N ESGNX

Mirova US LLC	Class Y ESGYX

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

2021 was generally a very positive year for global equity investors, albeit with high levels of volatility. Low interest rates and central bank support through bond buy-back programs provided an almost endless level of money supply for the economy and markets. This has pushed up valuations in equity markets, especially in high growth sectors and the US market in general. Inflation and concerns that this favorable low interest rate environment may soon end have led to a sector and style rotation during 2021. Traditional energy companies and banks benefited the most, also helped by higher oil prices and higher interest rates, respectively. Renewable energy stocks underperformed significantly, having entered the year with relatively high valuations. Increased competition from oil and gas companies, combined with supply chain issues (raw material price inflation and transportation issues), further impacted margins negatively in the wind sector, and less favorable proposed regulation in California adversely impacted solar companies. Growth stocks posted generally strong results, but we saw that many large technology stocks are also not immune to wage inflation and supply chain issues.

In the real world, natural disasters caused human and economic tragedies. Wildfires in southern Europe and California, floods in Germany, Austria and Belgium, and Hurricane Ida are major examples of this year’s climate change-related disasters, with a combined economic cost of well over $100 billion. Markets didn’t blink, at least not until September when it became clear that Chinese property developer China Evergrande, a group with $260 billion in debt, was in financial trouble; fears of another Lehman scenario led to a quick correction in equity prices globally. Elsewhere in the market, oil and gas prices continued their upward trajectory as demand increased while supply did not follow the same path, even causing some bankruptcies in the UK utility sector. A shortage of drivers in the transportation sector and a general lack of employees in other sectors created shortages and wage inflation. Nonetheless, earnings growth in developed markets was, on average, stronger than expected in 2021, pushing global equity markets to all-time highs in November. However, the year ended as it started, with high volatility as some economies found themselves again in lockdown because of concerns around the Omicron variant of the Covid-19 virus.

Performance Results

For the 12 months ended December 31, 2021, Class Y shares of the Mirova Global Sustainable Equity Fund returned 18.06% at net asset value. The Fund underperformed its benchmark, the MSCI World Index (Net), which returned 21.82%.

Explanation of Fund Performance

There were a few drivers of the strategy’s underperformance in 2021. The strategy focuses on investing in companies positively exposed to long-term secular trends, resulting in less cyclical exposure compared to the broad market. The strategy has no exposure to traditional energy and is underweight financials, particularly large banks as the team doesn’t see them as being positively exposed to secular trends. Energy and financials performed very strongly during the year, and the lack of exposure in these sectors hurt relative performance.

Alternative energy stocks Orsted and Vestas declined significantly during the year. Given a strong outlook for the long-term demand environment for renewable energy, particularly offshore wind, and with both stocks having sustainable competitive advantages, the team remains comfortable continuing to hold them. Although competition has increased, updated valuation analysis incorporating significantly increased competition in their markets shows both stocks are trading at significant discounts to intrinsic value.

Stock selection in Communication Services, coupled with a significant underweight to the sector, positively impacted performance. Additionally, stock selection within Health Care benefitted performance driven by continued strong performance from healthcare equipment providers ThermoFisher and Danaher, along with Novo Nordisk and Eli Lilly.

The portfolio invests in companies offering solutions to and/or expecting to benefit from the demographic, technological, environmental and governance-related transitions that are expected to transform the world’s economies and societies during the next decade.

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MIROVA GLOBAL SUSTAINABLE EQUITY FUND

From a geographical standpoint, the portfolio is underweight the U.S. This regional allocation is driven by bottom-up valuation; the U.S. is on its 12th year of outperforming international markets and the team continues to find better valued opportunities outside the U.S.

The portfolio continues to have a bias to European names while being underweight US names; this bias is a result of bottom-up fundamental analysis where the team is finding more attractively priced securities outside of the US, given US outperformance over international markets since 2011. In terms of sector exposure, the portfolio currently has no exposure to energy (oil and gas extraction) or real estate and is underweight financials. This is mainly driven by valuation (real estate) and the team’s thematic and sustainability approach as trends like the digitalization of our economy, which saw strong Covid-19-related growth, are expected to continue to grow strongly. Similarly, support for the health care sector is expected to show solid growth as a reaction to COVID-19 in the short-term, and as a result of an aging population and continued focus on health and well-being in the longer-term; as such, the portfolio remains overweight health care. There is also an underweight position in the more defensive consumer staples sector, which to some extent is offset by an overweight position in materials (mainly natural food ingredients). With many governments still committed to keeping global warming limited to a 2-degree Celsius scenario, we expect climate change to remain a driver of political debate, and the portfolio will continue to shy away from fossil fuel extraction in favor of renewables and companies focused on energy efficiency. The team continues to prefer companies with strong balance sheets, solid management teams, and positive exposure to long-term secular trends.

During the first quarter of 2021, the investment team trimmed several stocks where they did not see as much upside in valuation after strong stock runs including Signature Bank, Aptiv, Novo Nordisk, and Alphabet. The proceeds were used to add to Takeda, the Japanese pharmaceutical company, and technology company Adobe. We also initiated positions in Nvidia Corp. and Eli Lilly & Co.

In the second quarter, the investment team exited positions in Chr. Hansen Holding A/S, Coloplast, and Danone, and added to Bright Horizons and NVIDIA.

During the third quarter the team added to their position in AIA Group Ltd. AIA is the leader in the Asian life insurance market with business in more than 15 Asian countries. It is uniquely positioned to benefit from the structural long-term opportunities driven by higher population growth, stronger income growth and lower life insurance penetration in Asian countries. Its stock price was recently hurt, partly by new Delta variant concerns, and its valuation became more attractive, presenting a great opportunity for the investment team to add to the position.

Over the course of the fourth quarter, the team exited positions in both Alphabet Inc. and Eaton Corp., added new positions in Iberdola, MercadoLibre, Sunrun, and Xylem, while also trimming their position in Nvidia Corp., and adding to Ball Corp., Mastercard, Ecolab, Eli Lilly, and Oracle.

Outook

Covid-19 stimulus spending is expected to provide a robust platform for long-term economic growth, as many governments try to stimulate their local economies by targeting infrastructure investments. Areas like water infrastructure, sustainable and local energy production, health care, education and transport infrastructure cannot be outsourced to other low-cost countries, thus creating local jobs while offering the additional benefit of providing platforms for companies to innovate and grow. The Covid-19 crisis has also accelerated the transition toward a more digital economy. While many companies are facing high costs to deal with this transition, others are expected to benefit from it, especially solution providers in areas like cloud computing, e-retail, and fintech. Fintech could also be disruptive for traditional banking models, offering solutions for financial inclusion of the poorest of our population, particularly in emerging markets. Climate change awareness is high, especially after the natural disasters that have hit many parts of the world in the past several months. With November’s 2021 United Nations Climate Change Conference (COP 26), we would expect many governments and multinational companies to announce strong and increased targets for renewable energy production, with multiple opportunities for renewable and traditional energy players, as the latter are also increasing their footprint in the renewable energy and hydrogen space.

Even after the recent correction in equity markets, valuations still do not look cheap. Risks are visible at many levels which could create high volatility. A potential collapse of the Chinese property market and financial system could have serious ripple effects in the rest of the world. The Delta and Omicron variants of Covid-19 are very contagious and not enough people in developing countries are vaccinated yet, while in many emerging countries vaccination has barely started. Problems in global supply chains, including shortages in the labor market, put upward pressure on prices while possibly also negatively impacting revenue growth, as growth may be slower than expected even if demand is increasing. Wage inflation and higher raw material and energy prices may put pressure on profit margins, especially in sectors where wages are typically not high such as hospitality and manufacturing. Higher inflation typically leads to higher interest rates. The political impasse on the US debt ceiling may also push interest rates higher. All this could have a negative impact on equity valuations, especially for companies with high earnings and cash flow growth as future earnings are worth less in a high interest rate environment. A potential interest rate-driven correction could provide a good buying opportunity if the fundamental outlook of companies has not changed, but for some companies higher interest rates could also mean higher costs and lower growth.

11  |

Hypothetical Growth of $100,000 Investment in Class Y Shares3

March 31, 2016 (inception) through December 31, 2021

Top Ten Holdings as of December 31, 2021

Security Name		% of Net Assets
1	Microsoft Corp.	4.74%
2	Thermo Fisher Scientific, Inc.	4.46
3	MasterCard, Inc., Class A	4.01
4	Danaher Corp.	4.00
5	eBay, Inc.	3.85
6	Ecolab, Inc.	3.83
7	Symrise AG	3.42
8	Novo Nordisk A/S, Class B	2.99
9	Roper Technologies, Inc.	2.88
10	Orsted A/S	2.84

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

See notes to chart on page 13.

|  12

MIROVA GLOBAL SUSTAINABLE EQUITY FUND

Average Annual Total Returns – December 31, 20213

	1 Year	5 Years	Life of Class		Expense Ratios[4]
					Gross	Net

Class Y (Inception 3/31/16)			Class Y/A/C	Class N
NAV	18.06%	20.56%	17.50%	—	0.99%	0.95%

Class A (Inception 3/31/16)
NAV	17.82	20.26	17.22	—	1.24	1.20
With 5.75% Maximum Sales Charge	11.06	18.86	16.02	—

Class C (Inception 3/31/16)
NAV	16.85	19.35	16.33	—	1.99	1.95
With CDSC[1]	15.85	19.35	16.33	—

Class N (Inception 5/1/17)
NAV	18.17	—	—	18.87	0.93	0.90

Comparative Performance
MSCI World Index (Net)[2]	21.82	15.03	14.39	14.17

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

2

MSCI World Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets. It is composed of common stocks of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

13  |

MIROVA INTERNATIONAL SUSTAINABLE EQUITY FUND

Managers	Symbols

Jens Peers, CFA®	Class A MRVAX

Hua Cheng, CFA® PhD	Class N MRVNX

Amber Fairbanks, CFA®	Class Y MRVYX

Mirova US LLC

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

2021 was generally a very positive year for global equity investors, albeit with high levels of volatility. Low interest rates and central bank support through bond buy-back programs provided an almost endless level of money supply for the economy and markets. This has pushed up valuations in equity markets, especially in high growth sectors and the US market in general. Inflation and concerns that this favorable low interest rate environment may soon come to an end have led to a sector and style rotation during 2021. Traditional energy companies and banks benefited the most, also helped by higher oil prices and higher interest rates, respectively. Renewable energy stocks underperformed significantly, having entered the year with relatively high valuations. Increased competition from oil and gas companies, combined with supply chain issues (raw material price inflation and transportation issues), further impacted margins negatively in the wind sector, and less favorable proposed regulation in California adversely impacted solar companies. Growth stocks posted generally strong results, but we also saw that many of the large technology stocks are not immune to wage inflation and supply chain issues either.

In the real world, natural disasters caused human and economic tragedies. Wildfires in southern Europe and California, floods in Germany, Austria and Belgium, and Hurricane Ida are major examples of this year’s climate change-related disasters, with a combined economic cost of well over $100 billion. Markets didn’t blink, at least not until September when it became clear that Chinese property developer China Evergrande, a group with $260 billion in debt, was in financial trouble; fears of another Lehman scenario led to a quick correction in equity prices globally. Elsewhere in the market, oil and gas prices continued their upward trajectory as demand increased while supply did not follow the same path, leading to some bankruptcies in the UK utility sector. A shortage of drivers in the transportation sector and a general lack of employees in many sectors created shortages and wage inflation. Despite all of this, earnings growth in developed markets was, on average, stronger than expected in 2021, pushing global equity markets to all-time high levels in November. However, the year ended as it started, with high volatility as some economies found themselves again in lockdown because of concerns around the Omicron variant of the Covid-19 virus.

Overview

For the 12 months ended December 31, 2021, Class Y shares of the Mirova International Sustainable Equity Fund returned 6.39% at net asset value. The Fund underperformed its benchmark, the MSCI EAFE Index (Net) which returned 11.26%.

Performance Results

There were a few drivers of the strategy’s underperformance in 2021. The strategy focuses on investing in companies positively exposed to long-term secular trends, resulting in less cyclical exposure compared to the broad market. The strategy has no exposure to traditional energy and has little exposure to large banks within the financials sector as the team doesn’t see those companies as being positively exposed to secular trends.-Energy and large banks performed very strongly in the year and lack of exposure hurt relative performance.

Alternative energy stocks Orsted and Vestas declined significantly during the year. With a strong outlook for the long-term demand environment for renewable energy, particularly offshore wind, and with both stocks having sustainable competitive advantages, the team remains comfortable continuing to hold them. Although competition has increased, updated valuation analysis incorporating significantly increased competition in their markets shows both stocks are trading at significant discounts to intrinsic value.

Over the course of 2021, we saw positive contribution from ASML, increasing sharply on solid earnings reports and attractive growth opportunities as economic activity begins to accelerate, and Novo Nordisk with high single digit revenue growth at constant currency and high single digit diluted earnings growth. Throughout the year, Novo Nordisk increased its full year revenue guidance based on early 2021 results and a more favorable outlook.

The portfolio invests in companies offering solutions to and/or expecting to benefit from the demographic, technological, environmental, and governance-related transitions that are expected to transform the world’s economies and societies during the next decade.

|  14

MIROVA INTERNATIONAL SUSTAINABLE EQUITY FUND

As trends like the digitalization of our economy, which saw strong growth as a result of Covid-19, are expected to continue to grow strongly, the portfolio remains overweight technology. There is also an underweight position in the more defensive consumer staples sector, which to some extent is offset by an overweight position in materials (mainly natural food ingredients). With many governments still committed to keeping global warming limited to a 2-degree Celsius scenario, we expect climate change to remain a driver of political debate, and the portfolio will continue to shy away from fossil fuel extraction in favor of renewables and companies focused on energy efficiency. Although cyclical exposure increased modestly during the fourth quarter because of portfolio adjustments (see below), the team continues to like the downside protection that companies with strong balance sheets, solid management teams and positive exposure to long-term secular trends potentially offer.

During the second quarter of 2021 the investment team made several changes to the portfolio including adding to existing positions in Adyen, Kubota Corp., and Prudential.

In the third quarter the team added to existing positions in Kubota Corp. and Shimano Inc. and trimmed their position in ASML Holding NV.

Portfolio changes during the fourth quarter included exited positions in Chr. Hansen Holding A/S, Coloplast A/S, Danone SA, and Brambles Ltd.

Notable new positions in 2021 included Iberdrola, MercadoLibre, , and Sanofi. Iberdrola is the world’s leading utility in wind and solar generation with about 20% of generation capacity coming from alternative energy. The company has divested completely from coal and has doubled its offshore wind pipeline in the last 18 months and expects to double its renewable capacity by 2030. It’s very well positioned to address increasing demand for alternative energy. The company has a very strong forward thinking and stable management team with a strong track record; the spread between the company’s return on capital employed (ROCE) and cost of capital has been increasing as a result of the de-risking of its generation capacity; the investment team expects this spread differential to continue to increase, leading to higher returns. The company has strong customer relationships and diversified geographic end markets. From a valuation perspective, the company is trading at an attractive valuation in absolute and relative terms, offers an attractive dividend, and is trading at what the team believes is a very significant discount to intrinsic value. Additionally, a potential spin-off of the company’s alternative energy generation assets later this year could unlock value for shareholders.

From a thematic perspective, MercadoLibre, another new position, is positively exposed to long-term secular growth in e-commerce and fintech. The company is the largest e-commerce company in Latin America, controlling 28% of the market. Penetration of e-commerce in Latin America is low at 6%, relative to the rest of the world at 18%; the region is seeing strong growth and MercadoLibre is well positioned to address this. Within fintech, almost 50% of the Latin American population is unbanked with currently 80% of transactions being paid for in cash. Access to affordable financial services is critical for poverty reduction and economic growth and MercadoLibre addresses this long-term secular trend with an integrated digital platform. From a fundamental perspective, the company benefits from economies of scale, being the largest in its market and has built up customer trust and a strong brand image. Additionally, the company has built an extensive shipping service that is both significantly faster and cheaper. Further, its integrated marketplace and payment platform increases customer convenience leading to more loyal customers. From a sustainability perspective, although some percentage of its sales are of used goods (benefiting a circular economy) and its digital payment platform allows for access to affordable financial services (reducing poverty, providing for decent work and economic growth), the impact the company creates is currently fairly low. From a risk perspective, the company manages risks around privacy and the environment adequately. From a valuation perspective, the market is underestimating the long-term revenue growth potential for the company both with regards to growth of e-commerce and digital payments in the region. Additionally, the company has spent significantly in recent years to build its shipping and logistic capabilities; as the capex spend declines in future years, margin expansion opportunity is significant given the scalability of the company’s operations.

Sanofi is a global pharmaceutical company based in France. It has a diversified business with General Medicines including Diabetes and Cardiovascular (41% sales), Specialty Care including rare diseases, oncology and immunology (30% sales), Consumer Healthcare (12% sales), and Vaccines (16% sales) in 2020.

Sanofi is well positioned to benefit from the long-term Transition Demographics. Aging populations in developed countries and high population growth in emerging countries provide long-term structural demand for medicines. For example, it is estimated that there will be more than 640 million diabetes patients by 2040 (up from 415 million in 2015), and diabetes is associated with 15% of global all-cause mortality among people 20-79 years old.

From a sustainability analysis point of view, Sanofi clearly contributes favorably to global health, and thus the United Nation’s Sustainable Development Goal 3 (Health & Well-being), with the development and production of pharmaceutical products improving quality of life and reducing global disease burden. In particular, it addresses the Access To Medicine (ATM) and Rare and Tropical Diseases sustainability opportunities, with a strategy aimed at rare diseases and vaccines for tropical conditions. The vaccine business accounted for around 16% of its total revenue in 2020 (up from around 10% in 2011). From a risk perspective, Sanofi is aware

15  |

of the key sustainability challenges it is exposed to - in particular, ethical issues in R&D, marketing and product safety - and succeeds in showing responsible management policies for most of them. Its Sustainability Opinion is “Positive” within Mirova.

With its new management team from 2019, Sanofi initialized a long-term business plan to drive top line revenue growth, improve operating margins and enhance its R&D and pipeline. Its top line growth is expected to be mainly driven by existing leading medicines, vaccines and late-stage pipeline assets. It complements internal R&D investment within its innovative platform with M&A and collaboration with other pharmaceutical companies. It has also set a clear margin target of 32%+ in 2025.

We are starting to see initial encouraging progress on this strategic plan. These long-term turnaround opportunities are not yet taken into account by the actual very attractive valuation. We took this opportunity to introduce a small position into the portfolio.

Outlook

2022 looks like it will be another positive but volatile year. While the global economy is expected to continue its recovery, many uncertainties remain the same, with no real improvement in sight for probably another six months. Covid-19, inflation and supply chain issues, central bank action, and geopolitical issues (Russia/Ukraine and US/China) are expected to be main sources of bad news for equity markets.

The Omicron variant drives the number of Covid-19 cases past previous peaks in most countries, despite higher vaccination rates. The severeness of the variant is not yet fully known, but the fact that it is far more contagious than any previous variant is expected to put more pressure on health care systems, which may lead many countries to take restrictive actions. While many sectors are now adjusted to working from home, others need clients and employees to be on-premises to function properly, and will no doubt feel the financial consequences. Eventually, we will need to learn how to live with the presence of Covid-19, but even if and when things go back to some level of normality, many of the sectors which have been hit hardest may find it difficult to secure enough employees, and even if they do it will likely be at much higher wages. Shortages in the labor market mean that there will not only be a war for talent, but high competition for employees in general. Wage inflation will put pressure on margins, especially in areas where wages are traditionally relatively low, which means that the expected economic recovery may not translate into similar earnings growth. Inflation and supply chain issues (bottlenecks in production and transportation) are expected to ease somewhat during the second half of 2022 but will likely continue to negatively impact revenue and earnings growth during the first half of the year across most sectors.

Much of the strong equity market performance of the past few years has been driven by a combination of low interest rates and central banks injecting money into the economy. Higher valuation levels in all asset classes were the result, but we expect this support to be weaker in 2022. A slowing of the rate at which central banks buy back bonds (tapering), combined with higher inflation for longer should create upward pressure on interest rates. This in turn could push equity valuations lower, reversing the trend of the past few years. On a relative basis, this could benefit the traditional Energy and Financials sectors. Regionally, this could be short-term bad news for the US market. The US has significantly outperformed Europe and emerging markets in the past few years, and its valuation premium over those markets is at a very high level. Even considering that the US economy is more flexible than the European markets and may show higher growth, one needs to be aware that many US companies are active globally, and equally that many European companies are generating revenues from the US as well.

We do expect that many of the issues which may impact 2022 will ease in the second half of the year. Covid-19 vaccination rates and development of vaccines that are more effective against new variants should allow economies to fully reopen. This in turn may ease the pressure on inflation and the supply chains more generally. With interest rates expected to stabilize or normalize at that stage, we expect the focus will return to structural, less cyclical growth. The recent United National Climate Change Conference (COP26) may have been disappointing in terms of hard short-term commitments, but it still provided a strong pathway for growth in renewable energy for decades to come. Many fossil fuel companies are now entering the space and creating more competition, but the pie is more than big enough to share with additional players. Renewable energy companies have significantly underperformed in 2021, due to a combination of high valuations coming into the year, less favorable regulation in some key markets, and supply chain issues impacting margins in the wind sector. These issues are expected to persist somewhat during the first half of the year but should ease during the second half. The underperformance during 2021 and resulting lower valuation levels provide, in our opinion, an excellent opportunity to add to those positions. Health care remains another high conviction sector. Political pressure on drug prices has eased during the Covid-19 pandemic, and a greater focus on R&D provides many growth opportunities, including for manufacturers of analytical and testing equipment. Many traditional pharma companies have not benefited from the higher general market valuation levels during the past few years, which could also offer some protection during a period of rising interest rates. We do expect the transition of our economy to a more digital model to continue and anticipate e-retail and digital payment solutions to continue to benefit. We also expect that supply chain issues in the car manufacturing sector will ease during the year, and that the transition of the car fleet towards more electric cars will continue to offer good opportunities for manufacturers of energy-efficient car components. But generally, given the expected high volatility and continued high risks to a quick but sustained economic recovery, we remain prudent, and prefer companies with high quality characteristics such as relatively low levels of debt and high visibility on recurring revenue streams.

|  16

MIROVA INTERNATIONAL SUSTAINABLE EQUITY FUND

Covid-19 stimulus spending is expected to provide a robust platform for long-term economic growth, as many governments try to stimulate their local economies by targeting investments in infrastructure. Areas like water infrastructure, sustainable and local energy production, health care, education and transport infrastructure cannot be outsourced to other low-cost countries, thus creating local jobs while offering the additional benefit of providing platforms for companies to innovate and grow. The Covid-19 crisis has also accelerated the transition toward a more digital economy. While many companies are facing high costs to deal with this transition, others are expected to benefit from it, especially solution providers in areas like cloud computing, e-retail, and fin tech. Fin tech could also be disruptive for traditional banking models, offering solutions for financial inclusion of the poorest of our population, particularly in emerging markets. Climate change awareness is high, especially after the natural disasters which have hit many parts of the world in the past several months. With November’s 2021 COP 26, we would expect many governments and multinational companies to announce strong and increased targets for renewable energy production, with multiple opportunities for renewable and traditional energy players, as the latter are also increasing their footprint in the renewable energy and hydrogen space.

Even after the recent correction in equity markets, valuations still don’t look cheap. Risks are visible at many levels which could create high volatility. A potential collapse of the Chinese property market and financial system could have serious ripple effects in the rest of the world. The Delta and Omicron variants of Covid-19 are very contagious and not enough people in developing countries are vaccinated yet, while in many emerging countries vaccination has barely started. Problems in global supply chains, including shortages in the labor market, put upward pressure on prices while possibly also having a negative impact on revenue growth, as growth may be slower than expected even if demand is increasing. Wage inflation and higher raw material and energy prices may put pressure on profit margins, especially in sectors where wages are typically not high, such as hospitality and manufacturing. Higher inflation typically leads to higher interest rates. The political impasse on the debt ceiling in the US may also push interest rates higher. All this could have a negative impact on equity valuations, especially for companies with high earnings and cash flow growth as future earnings are worth less in a high interest rate environment. A potential interest rate-driven correction could provide a good buying opportunity if the fundamental outlook of companies has not changed, but for some companies higher interest rates could also mean higher costs and lower growth.

Hypothetical Growth of $100,000 Investment in Class Y Shares2

December 28, 2018 (inception) through December 31, 2021

17  |

Top Ten Holdings as of December 31, 2021

Security Name		% of Net Assets
1	Novo Nordisk A/S, Class B	5.08%
2	ASML Holding NV	5.06
3	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	4.39
4	KBC Group NV	4.20
5	Adyen NV	3.89
6	Kubota Corp.	3.66
7	Legal & General Group PLC	3.55
8	AIA Group Ltd.	3.41
9	Croda International PLC	3.19
10	Kingspan Group PLC	3.15

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Average Annual Total Returns – December 31, 20212

	1 Year	Life of Fund	Expense Ratios[3]
			Gross	Net

Class Y (Inception 12/28/18)
NAV	6.39%	18.46%	6.51%	1.00%

Class A (Inception 12/28/18)
NAV	6.22	18.19	5.69	1.26
With 5.75% Maximum Sales Charge	0.12	15.88

Class N (Inception 12/28/18)
NAV	6.47	18.52	1.83	0.93

Comparative Performance
MSCI EAFE Index (Net)[1]	11.26	13.61

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index designed to measure large and mid-cap equity performance in developed markets, excluding the U.S. and Canada. The Index includes countries in Europe, Australasia, and the Far East.

2	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

3

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  18

MIROVA U.S. SUSTAINABLE EQUITY FUND

Managers	Symbols

Jens Peers, CFA®	Class A MUSAX

Hua Cheng, CFA® PhD	Class C MUSCX

Amber Fairbanks, CFA®	Class N MUSNX

Mirova US LLC	Class Y MUSYX

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

2021 was generally a very positive year for global equity investors, albeit with high levels of volatility. Low interest rates and central bank support through bond buy-back programs provided an almost endless level of money supply for the economy and markets. This has pushed up valuations in equity markets, especially in high growth sectors and the U.S. market in general. Inflation and concerns that this favorable low interest rate environment may soon come to an end have led to a sector and style rotation during 2021. Traditional energy companies and banks benefited the most, also helped by the higher oil prices and higher interest rates respectively. Renewable energy stocks underperformed significantly, having entered the year with relatively high valuations. Increased competition from oil and gas companies, combined with supply chain issues (raw material price inflation and transportation issues), further impacted margins negatively in the wind sector, and less favorable proposed regulation in California adversely impacted solar companies. Growth stocks posted generally strong results, but we also saw that many of the large technology stocks are not immune to wage inflation and supply chain issues either.

In the real world, natural disasters caused human and economic tragedies. Wildfires in southern Europe and California, floods in Germany, Austria and Belgium, and Hurricane Ida are major examples of this year’s climate change-related disasters, with a combined economic cost of well over 100 billion U.S. dollars. Markets didn’t blink, at least not until September when it became clear that Chinese property developer China Evergrande, a group with 260 billion U.S. dollars in debt, was in financial trouble; fears of another Lehman scenario led to a quick correction in equity prices globally. Elsewhere in the market, oil and gas prices continued their upward trajectory as demand increased while supply did not follow the same path. This caused some bankruptcies in the U.K. utility sector. A shortage of drivers in the transportation sector and a general lack of employees in many sectors created shortages and wage inflation. Despite all of this, earnings growth in developed markets was, on average, stronger than expected in 2021, pushing global equity markets to all-time high levels in November. However, the year ended as it started, with high volatility as some economies found themselves again in lockdown because of concerns around the Omicron variant of the Covid-19 virus.

Performance Results

For the 12 months ended December 31, 2021, Class Y shares of the Mirova U.S. Sustainable Equity Fund returned 29.97% at net asset value. The Fund outperformed its benchmark the S&P 500® Index, which returned 28.71%.

Explanation of Fund Performance

Outperformance of the strategy is attributable to solid stock selection, particularly in Health Care. Eli Lilly performed strongly after positive trial results of its Alzheimer’s drug, and Thermo Fisher and Danaher rose on continued spending on healthcare during the pandemic and positive outlooks for longer-term healthcare spending. Stock selection in Industrials also contributed positively, with water flow and regulation product manufacturer Watts Water and waste disposal company Waste Management both performing well for the year.

Over the course of 2021, detracting from performance were First Solar and Sunrun who both declined along with other solar stocks on a proposed California decrease in net metering rates, potentially reducing the attractive economics for installing residential solar panels for California residents. Additionally, corporate sponsored childcare provider Bright Horizons, detracted from performance. While the earnings for the quarter were stronger than expected, a lack of visibility into the trajectory of occupancy levels at their childcare centers pressured the stock.

The portfolio invests in companies offering solutions to and/or expected to benefit from the demographic, technological, environmental and governance-related transitions that are expected to transform the world’s economies and societies during the next decade.

The portfolio remains overweight in Technology and Health Care. due to trends like the digitalization of our economy, which saw strong growth as a result of Covid-19, are expected to continue to grow strongly Also, support for the health care sector is expected to

19  |

show solid growth as a reaction to Covid-19 in the short-term and due to an aging population and continued focus on health and well-being in the longer-term. There is also an underweight position in the more defensive Consumer Staples sector, which to some extent is offset by an overweight position in Materials (mainly natural food ingredients). With many governments still committed to keeping global warming limited to a 2-degree Celsius scenario, we expect climate change to remain a driver of political debate and the portfolio will continue to shy away from fossil fuel extraction in favor of renewables and companies focused on energy efficiency. The team continues to prefer companies with strong balance sheets, solid management teams, and positive exposure to long-term secular trends.

During the second quarter of 2021 the investment team made several changes to the portfolio, they exited their position in Ormat Technologies Inc. and added both Sunrun Inc. and Avalara.

During the fourth quarter of 2021 the investment team took opportunities to make several changes to the portfolio, they exited positions in both Alphabet Inc. and Eaton Corp., while taking the opportunity to trim their position in both Adobe and Nvidia Corp., and adding to existing positions in Ball Corp., Mastercard, Avalara Inc., Roper Technologies Inc., Sunrun, and Xylem.

Outlook

2022 looks like it will be another positive but volatile year. While the global economy is expected to continue its recovery, many uncertainties remain the same, with no real improvement in sight for probably another six months. Covid-19, inflation and supply chain issues, central bank action, and geopolitical issues (Russia/Ukraine and U.S./China) are expected to be main sources of bad news for equity markets.

The Omicron variant drives the number of Covid-19 cases past previous peaks in most countries, despite higher vaccination rates. The severeness of the variant is not yet fully known, but the fact that it is far more contagious than any previous variant is expected to put more pressure on health care systems, which may lead many countries to take restrictive actions. While many sectors are now adjusted to working from home, others need clients and employees to be on-premises to function properly, and will no doubt feel the financial consequences. Eventually, we will need to learn how to live with the presence of Covid-19, but even if and when things go back to some level of normality, many of the sectors which have been hit hardest may find it difficult to secure enough employees, and even if they do it will likely be at much higher wages. Shortages in the labor market mean that there will not only be a war for talent, but high competition for employees in general. Wage inflation will put pressure on margins, especially in areas where wages are traditionally relatively low, which means that the expected economic recovery may not translate into similar earnings growth. Inflation and supply chain issues (bottlenecks in production and transportation) are expected to ease somewhat during the second half of 2022 but will likely continue to have a negative impact on revenue and earnings growth during the first half of the year across most sectors.

Much of the strong equity market performance of the past few years has been driven by a combination of low interest rates and central banks injecting money into the economy. Higher valuation levels in all asset classes were the result, but we expect this support to be weaker in 2022. A slowing of the rate at which central banks buy back bonds (tapering), combined with higher inflation for longer should create upward pressure on interest rates. This in turn could push equity valuations lower, reversing the trend of the past few years. On a relative basis, this could benefit the traditional energy and financials sectors. Regionally, this could be short-term bad news for the U.S. market. The U.S. has significantly outperformed Europe and emerging markets during the past few years, and its valuation premium over those markets is at a very high level. Even considering that the U.S. economy is more flexible than the European markets and may show higher growth, one needs to be aware that many U.S. companies are active globally, and equally that many European companies are generating revenues from the U.S. as well.

We do expect that many of the issues which may impact 2022 will ease in the second half of the year. Covid-19 vaccination rates and the development of vaccines that are more effective against the new variants should allow economies to fully reopen. This in turn may ease the pressure on inflation and the supply chains more generally. With interest rates expected to stabilize or normalize at that stage, we expect that the focus will return to structural, less cyclical growth. The recent COP26 climate conference may have been disappointing in terms of hard short-term commitments, but it still provided a strong pathway for growth in renewable energy for decades to come. Many fossil-fuel companies are now entering the space and creating more competition, but the pie is more than big enough to share with additional players. Renewable energy companies have significantly underperformed in 2021, due to a combination of high valuations coming into the year, less favorable regulation in some key markets, and supply chain issues impacting margins in the wind sector. These issues are expected to persist somewhat during the first half of the year but should ease during the second half. The underperformance during 2021 and resulting lower valuation levels provide in our opinion an excellent opportunity to add to those positions. Health Care remains another high conviction sector. Political pressure on drug prices has eased during the Covid-19 pandemic, and a greater focus on R&D provides many growth opportunities, including for manufactures of analytical and testing equipment. Many traditional pharma companies have not benefited from the higher general market valuation levels during the past few years, which could also offer some protections during a period of rising interest rates. We do expect the transition of our economy to a more digital model to continue and anticipate e-retail and digital payment solutions to continue to benefit. We also

|  20

MIROVA U.S. SUSTAINABLE EQUITY FUND

expect that supply chain issues in the car manufacturing sector will ease during the year, and that the transition of the car fleet towards more electric cars will continue to offer good opportunities for manufactures of energy-efficient car components. But generally, given the expected high volatility and continued high risks to a quick but sustained economic recovery, we remain prudent, and prefer companies with high quality characteristics such as relatively low levels of debt and high visibility on recurring revenue streams.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 15, 2020 (inception) through December 31, 2021

Top Ten Holdings as of December 31, 2021

Security Name		% of Net Assets
1	Microsoft Corp.	7.92%
2	Danaher Corp.	6.37
3	Thermo Fisher Scientific, Inc.	6.18
4	NextEra Energy, Inc.	4.70
5	Roper Technologies, Inc.	4.68
6	MasterCard, Inc., Class A	4.60
7	NVIDIA Corp.	4.59
8	eBay, Inc.	4.36
9	Ecolab, Inc.	4.04
10	American Water Works Co., Inc.	3.97

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

21  |

Average Annual Total Returns – December 31, 20213

	1 Year	Life of Fund	Expense Ratios[4]
			Gross	Net

Class Y (Inception 12/15/20)
NAV	29.97%	31.13%	2.03%	0.80%

Class A (Inception 12/15/20)
NAV	29.65	30.82	2.28	1.05
With 5.75% Maximum Sales Charge	22.22	23.60

Class C (Inception 12/15/20)
NAV	28.62	29.82	3.03	1.80
With CDSC[1]	27.62	29.82

Class N (Inception 12/15/20)
NAV	29.99	31.15	1.88	0.75

Comparative Performance
S&P 500® Index[2]	28.71	29.25

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the U.S. equities market.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  22

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at im.natixis.com/funddocuments. A hard copy may be requested from the Fund at no charge by calling 800-225-5478.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

23  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2021 through December 31, 2021. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning funds. If transaction costs were included, total costs would be higher.

GATEWAY FUND	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD* 7/1/2021 – 12/31/2021
Class A
Actual	$1,000.00	$1,037.40	$4.83
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79
Class C
Actual	$1,000.00	$1,033.50	$8.71
Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	$8.64
Class N
Actual	$1,000.00	$1,039.00	$3.34
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31
Class Y
Actual	$1,000.00	$1,038.70	$3.60
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.94%, 1.70%, 0.65% and 0.70% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  24

GATEWAY EQUITY CALL PREMIUM FUND	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD* 7/1/2021 – 12/31/2021
Class A
Actual	$1,000.00	$1,071.30	$4.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63
Class C
Actual	$1,000.00	$1,066.50	$8.65
Hypothetical (5% return before expenses)	$1,000.00	$1,016.84	$8.44
Class N
Actual	$1,000.00	$1,072.20	$3.29
Hypothetical (5% return before expenses)	$1,000.00	$1,022.03	$3.21
Class Y
Actual	$1,000.00	$1,072.00	$3.45
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.36

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.91%, 1.66%, 0.63% and 0.66% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

MIROVA GLOBAL GREEN BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD* 7/1/2021 – 12/31/2021
Class A
Actual	$1,000.00	$989.40	$4.71
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79
Class N
Actual	$1,000.00	$990.90	$3.21
Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$3.26
Class Y
Actual	$1,000.00	$990.70	$3.46
Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.94%, 0.64% and 0.69% for Class A, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

25  |

MIROVA GLOBAL SUSTAINABLE EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD* 7/1/2021 – 12/31/2021
Class A
Actual	$1,000.00	$1,077.90	$6.34
Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16
Class C
Actual	$1,000.00	$1,073.40	$10.24
Hypothetical (5% return before expenses)	$1,000.00	$1,015.33	$9.96
Class N
Actual	$1,000.00	$1,079.80	$4.77
Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63
Class Y
Actual	$1,000.00	$1,079.20	$5.03
Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.21%, 1.96%, 0.91% and 0.96% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

MIROVA INTERNATIONAL SUSTAINABLE EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD* 7/1/2021 – 12/31/2021
Class A
Actual	$1,000.00	$1,015.20	$6.15
Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16
Class N
Actual	$1,000.00	$1,016.40	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63
Class Y
Actual	$1,000.00	$1,015.60	$4.88
Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.21%, 0.91% and 0.96% for Class A, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  26

MIROVA U.S. SUSTAINABLE EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD* 7/1/2021 – 12/31/2021
Class A
Actual	$1,000.00	$1,135.20	$5.65
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35
Class C
Actual	$1,000.00	$1,131.10	$9.67
Hypothetical (5% return before expenses)	$1,000.00	$1,016.13	$9.15
Class N
Actual	$1,000.00	$1,136.30	$4.04
Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.82
Class Y
Actual	$1,000.00	$1,137.10	$4.31
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.05%, 1.80%, 0.75% and 0.80% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

27  |

Portfolio of Investments – as of December 31, 2021

Gateway Fund

Shares	Description	Value (†)
Common Stocks — 99.8% of Net Assets
	Aerospace & Defense — 1.2%
148,078	Boeing Co. (The)(a)(b)	$29,811,063
41,278	HEICO Corp.(b)	5,953,113
552,963	Raytheon Technologies Corp.(b)	47,587,996
24,274	TransDigm Group, Inc.(a)(b)	15,445,061

		98,797,233

	Air Freight & Logistics — 0.6%
36,648	GXO Logistics, Inc.(a)(b)	3,328,738
216,722	United Parcel Service, Inc., Class B(b)	46,452,193

		49,780,931

	Airlines — 0.3%
153,012	Alaska Air Group, Inc.(a)(b)	7,971,925
714,692	JetBlue Airways Corp.(a)(b)	10,177,214
144,851	United Airlines Holdings, Inc.(a)(b)	6,341,577

		24,490,716

	Auto Components — 0.1%
36,852	Autoliv, Inc.(b)	3,810,865
106,265	Goodyear Tire & Rubber Co. (The)(a)(b)	2,265,570

		6,076,435

	Automobiles — 2.7%
1,177,145	Ford Motor Co.(b)	24,449,302
339,114	General Motors Co.(a)(b)	19,882,254
164,484	Tesla, Inc.(a)(b)	173,823,401

		218,154,957

	Banks — 4.1%
266,138	Associated Banc-Corp(b)	6,012,057
2,206,566	Bank of America Corp.(b)	98,170,121
607,150	Citigroup, Inc.(b)	36,665,789
876,691	JPMorgan Chase & Co.(b)	138,824,020
16,401	Signature Bank(b)	5,305,232
980,841	Wells Fargo & Co.(b)	47,060,751

		332,037,970

	Beverages — 1.4%
494,297	Keurig Dr Pepper, Inc.(b)	18,219,787
245,539	Monster Beverage Corp.(a)(b)	23,581,566
429,766	PepsiCo, Inc.(b)	74,654,652

		116,456,005

	Biotechnology — 1.8%
431,146	AbbVie, Inc.(b)	58,377,168
151,355	Amgen, Inc.(b)	34,050,334
42,405	Biogen, Inc.(a)(b)	10,173,808
25,167	Exact Sciences Corp.(a)(b)	1,958,748
83,007	Ionis Pharmaceuticals, Inc.(a)(b)	2,525,903
61,950	Moderna, Inc.(a)(b)	15,734,061
21,063	Seagen, Inc.(a)(b)	3,256,340
86,533	Vertex Pharmaceuticals, Inc.(a)(b)	19,002,647

		145,079,009

	Building Products — 0.3%
355,197	Carrier Global Corp.(b)	19,265,885
20,800	Lennox International, Inc.(b)	6,746,688

		26,012,573

	Capital Markets — 2.2%
404,895	Charles Schwab Corp. (The)(b)	34,051,669
17,521	FactSet Research Systems, Inc.(b)	8,515,381
247,065	Intercontinental Exchange, Inc.(b)	33,791,080
507,716	Morgan Stanley(b)	49,837,403
41,804	MSCI, Inc.(b)	25,612,893
63,999	S&P Global, Inc.(b)	30,203,048

		182,011,474

	Chemicals — 1.6%
83,434	Ashland Global Holdings, Inc.(b)	$8,982,504
104,391	Celanese Corp.(b)	17,543,952
335,148	Corteva, Inc.(b)	15,845,797
357,600	Dow, Inc.(b)	20,283,072
125,392	Eastman Chemical Co.(b)	15,161,147
63,650	Ingevity Corp.(a)(b)	4,563,705
167,820	LyondellBasell Industries NV, Class A(b)	15,478,039
192,960	Mosaic Co. (The)(b)	7,581,398
115,834	Olin Corp.(b)	6,662,772
95,921	RPM International, Inc.(b)	9,688,021
195,010	Valvoline, Inc.(b)	7,271,923

		129,062,330

	Commercial Services & Supplies — 0.8%
122,157	Copart, Inc.(a)(b)	18,521,444
69,341	Waste Connections, Inc.(b)	9,449,098
244,724	Waste Management, Inc.(b)	40,844,436

		68,814,978

	Communications Equipment — 1.0%
1,336,023	Cisco Systems, Inc.(b)	84,663,777

	Construction Materials — 0.3%
48,861	Martin Marietta Materials, Inc.(b)	21,524,248

	Consumer Finance — 0.6%
121,623	Ally Financial, Inc.(b)	5,790,471
180,444	Discover Financial Services(b)	20,852,108
445,997	Synchrony Financial(b)	20,689,801

		47,332,380

	Containers & Packaging — 0.5%
73,855	Avery Dennison Corp.(b)	15,994,777
86,722	Crown Holdings, Inc.(b)	9,593,188
120,587	Sonoco Products Co.(b)	6,980,782
213,615	WestRock Co.(b)	9,475,961

		42,044,708

	Distributors — 0.2%
107,529	Genuine Parts Co.(b)	15,075,566

	Diversified Consumer Services — 0.1%
67,454	Service Corp. International(b)	4,788,559

	Diversified Financial Services — 1.7%
432,825	Berkshire Hathaway, Inc., Class B(a)(b)	129,414,675
133,431	Voya Financial, Inc.(b)	8,847,810

		138,262,485

	Diversified Telecommunication Services — 0.9%
319,876	Liberty Global PLC, Class C(a)(b)	8,985,317
541,642	Lumen Technologies, Inc.(b)	6,797,607
1,053,394	Verizon Communications, Inc.(b)	54,734,352

		70,517,276

	Electric Utilities — 1.0%
323,243	Alliant Energy Corp.(b)	19,869,747
396,896	American Electric Power Co., Inc.(b)	35,311,837
138,237	Evergy, Inc.(b)	9,484,441
349,526	FirstEnergy Corp.(b)	14,536,786
153,399	OGE Energy Corp.(b)	5,887,454

		85,090,265

	Electrical Equipment — 0.6%
197,284	Eaton Corp. PLC(b)	34,094,621
50,567	Hubbell, Inc.(b)	10,531,589

		44,626,210

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2021

Gateway Fund – (continued)

Shares	Description	Value (†)
	Electronic Equipment, Instruments & Components — 0.8%
97,069	CDW Corp.(b)	$19,877,790
375,436	Corning, Inc.(b)	13,977,482
26,442	Teledyne Technologies, Inc.(a)(b)	11,552,245
33,350	Zebra Technologies Corp., Class A(a)(b)	19,849,920

		65,257,437

	Energy Equipment & Services — 0.3%
681,335	Halliburton Co.(b)	15,582,132
273,059	Helmerich & Payne, Inc.(b)	6,471,498

		22,053,630

	Entertainment — 1.8%
81,510	Live Nation Entertainment, Inc.(a)(b)	9,755,932
108,915	Netflix, Inc.(a)(b)	65,614,753
7,222	Roku, Inc.(a)	1,648,060
447,756	Walt Disney Co. (The)(a)(b)	69,352,927

		146,371,672

	Food & Staples Retailing — 1.7%
26,487	Casey’s General Stores, Inc.(b)	5,227,209
128,445	Costco Wholesale Corp.(b)	72,918,227
115,434	U.S. Foods Holding Corp.(a)(b)	4,020,566
396,050	Walmart, Inc.(b)	57,304,475

		139,470,477

	Food Products — 0.8%
94,003	Bunge Ltd.(b)	8,776,120
74,762	Lamb Weston Holdings, Inc.	4,738,416
698,295	Mondelez International, Inc., Class A(b)	46,303,941
52,500	Post Holdings, Inc.(a)(b)	5,918,325

		65,736,802

	Gas Utilities — 0.0%
76,973	UGI Corp.(b)	3,533,830

	Health Care Equipment & Supplies — 3.0%
481,273	Abbott Laboratories(b)	67,734,362
221,229	Baxter International, Inc.(b)	18,990,297
554,460	Boston Scientific Corp.(a)(b)	23,553,461
257,529	Edwards Lifesciences Corp.(a)(b)	33,362,882
13,103	Insulet Corp.(a)(b)	3,486,315
124,239	Intuitive Surgical, Inc.(a)(b)	44,639,073
277,192	Medtronic PLC(b)	28,675,512
55,109	STERIS PLC(b)	13,414,082
24,419	Teleflex, Inc.(b)	8,021,153

		241,877,137

	Health Care Providers & Services — 3.0%
83,702	Anthem, Inc.(b)	38,799,225
391,630	CVS Health Corp.(b)	40,400,551
109,787	HCA Healthcare, Inc.(b)	28,206,476
16,707	Molina Healthcare, Inc.(a)(b)	5,314,163
250,704	UnitedHealth Group, Inc.(b)	125,888,506
65,316	Universal Health Services, Inc., Class B(b)	8,468,873

		247,077,794

	Health Care Technology — 0.1%
35,189	Veeva Systems, Inc., Class A(a)(b)	8,990,086

	Hotels, Restaurants & Leisure — 1.7%
10,433	Booking Holdings, Inc.(a)(b)	25,031,167
153,850	Hilton Grand Vacations, Inc.(a)(b)	8,017,123
168,770	Hilton Worldwide Holdings, Inc.(a)(b)	26,326,432
228,480	McDonald’s Corp.(b)	61,248,634
174,700	Melco Resorts & Entertainment Ltd., Sponsored ADR(a)	1,778,446
163,196	Restaurant Brands International, Inc.(b)	9,902,733
	Hotels, Restaurants & Leisure — continued
12,225	Vail Resorts, Inc.(b)	$4,008,578
208,390	Wendy’s Co. (The)(b)	4,970,101

		141,283,214

	Household Durables — 0.3%
2,420	NVR, Inc.(a)(b)	14,299,465
129,073	Toll Brothers, Inc.(b)	9,343,595

		23,643,060

	Household Products — 1.5%
104,647	Clorox Co. (The)(b)	18,246,251
644,259	Procter & Gamble Co. (The)(b)	105,387,887

		123,634,138

	Industrial Conglomerates — 1.3%
205,207	3M Co.(b)	36,450,920
265,630	General Electric Co.(b)	25,094,066
213,732	Honeywell International, Inc.(b)	44,565,259

		106,110,245

	Insurance — 1.9%
577,052	Aflac, Inc.(b)	33,694,066
62,761	American Financial Group, Inc.(b)	8,618,340
99,871	Aon PLC, Class A(b)	30,017,228
117,173	Arch Capital Group Ltd.(a)(b)	5,208,340
187,556	Arthur J. Gallagher & Co.(b)	31,822,626
161,064	Brown & Brown, Inc.(b)	11,319,578
74,687	Fidelity National Financial, Inc.(b)	3,897,168
229,450	Lincoln National Corp.(b)	15,662,257
3,155	Markel Corp.(a)(b)	3,893,270
25,430	RenaissanceRe Holdings Ltd.(b)	4,306,062
329,593	Unum Group(b)	8,098,100

		156,537,035

	Interactive Media & Services — 6.5%
28,078	Alphabet, Inc., Class A(a)(b)	81,343,089
90,761	Alphabet, Inc., Class C(a)(b)	262,625,122
71,062	Match Group, Inc.(a)(b)	9,397,950
511,335	Meta Platforms, Inc., Class A(a)(b)	171,987,527
205,999	Twitter, Inc.(a)(b)	8,903,277

		534,256,965

	Internet & Direct Marketing Retail — 3.7%
90,698	Amazon.com, Inc.(a)(b)	302,417,969
2,538	MercadoLibre, Inc.(a)(b)	3,422,239

		305,840,208

	IT Services — 4.0%
147,645	Automatic Data Processing, Inc.(b)	36,406,304
24,277	Block, Inc., Class A(a)(b)	3,920,978
114,609	DXC Technology Co.(a)	3,689,264
19,886	EPAM Systems, Inc.(a)(b)	13,292,797
187,497	MasterCard, Inc., Class A(b)	67,371,422
190,802	Paychex, Inc.(b)	26,044,473
300,792	PayPal Holdings, Inc.(a)(b)	56,723,355
2,346	Shopify, Inc., Class A(a)(b)	3,231,357
12,519	Twilio, Inc., Class A(a)(b)	3,296,753
84,449	VeriSign, Inc.(a)(b)	21,434,845
423,256	Visa, Inc., Class A(b)	91,723,808

		327,135,356

	Leisure Products — 0.0%
19,460	Polaris, Inc.(b)	2,138,849

	Life Sciences Tools & Services — 1.7%
151,143	Danaher Corp.(b)	49,727,558
19,491	ICON PLC(a)(b)	6,036,363

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2021

Gateway Fund – (continued)

Shares	Description	Value (†)
	Life Sciences Tools & Services — continued
50,834	Illumina, Inc.(a)(b)	$19,339,287
92,656	Thermo Fisher Scientific, Inc.(b)	61,823,789

		136,926,997

	Machinery — 1.5%
183,760	Caterpillar, Inc.(b)	37,990,542
89,903	Cummins, Inc.(b)	19,611,441
93,353	Deere & Co.(b)	32,009,810
62,061	Parker-Hannifin Corp.(b)	19,742,845
121,067	Pentair PLC(b)	8,841,523
63,733	Timken Co. (The)(b)	4,416,060

		122,612,221

	Media — 0.8%
1,105,162	Comcast Corp., Class A(b)	55,622,803
33,220	Liberty Broadband Corp., Class C(a)(b)	5,351,742
532,406	Sirius XM Holdings, Inc.(b)	3,380,778

		64,355,323

	Metals & Mining — 0.3%
116,378	Southern Copper Corp.(b)	7,181,686
137,093	Steel Dynamics, Inc.(b)	8,509,363
127,374	Worthington Industries, Inc.(b)	6,962,263

		22,653,312

	Multi-Utilities — 1.4%
318,845	Ameren Corp.(b)	28,380,394
480,848	Consolidated Edison, Inc.(b)	41,025,951
335,214	Public Service Enterprise Group, Inc.(b)	22,368,830
249,784	WEC Energy Group, Inc.(b)	24,246,533

		116,021,708

	Multiline Retail — 0.5%
101,909	Nordstrom, Inc.(a)(b)	2,305,181
182,363	Target Corp.(b)	42,206,093

		44,511,274

	Oil, Gas & Consumable Fuels — 2.4%
61,621	Cheniere Energy, Inc.(b)	6,249,602
470,720	Chevron Corp.(b)	55,238,992
503,248	ConocoPhillips(b)	36,324,441
1,182,931	Exxon Mobil Corp.(b)	72,383,548
61,365	HollyFrontier Corp.(b)	2,011,545
340,048	Occidental Petroleum Corp.(b)	9,857,991
254,599	ONEOK, Inc.(b)	14,960,237

		197,026,356

	Personal Products — 0.0%
77,900	Herbalife Nutrition Ltd.(a)(b)	3,188,447

	Pharmaceuticals — 3.9%
630,571	Bristol-Myers Squibb Co.(b)	39,316,102
187,963	Eli Lilly & Co.(b)	51,919,140
14,229	Jazz Pharmaceuticals PLC(a)(b)	1,812,775
581,508	Johnson & Johnson(b)	99,478,573
597,588	Merck & Co., Inc.(b)	45,799,144
1,319,317	Pfizer, Inc.(b)	77,905,669

		316,231,403

	Professional Services — 0.3%
29,915	Booz Allen Hamilton Holding Corp.(b)	2,536,493
97,840	CoStar Group, Inc.(a)(b)	7,732,295
63,383	ManpowerGroup, Inc.(b)	6,169,067
66,920	TransUnion(b)	7,935,374

		24,373,229

	Real Estate Management & Development — 0.0%
56,375	Zillow Group, Inc., Class C(a)(b)	3,599,544

	REITs – Apartments — 0.7%
252,006	American Homes 4 Rent, Class A(b)	$10,989,982
85,332	Camden Property Trust(b)	15,247,122
409,105	Invitation Homes, Inc.(b)	18,548,821
265,036	UDR, Inc.(b)	15,899,509

		60,685,434

	REITs – Diversified — 0.8%
115,876	American Tower Corp.(b)	33,893,730
361,090	Duke Realty Corp.(b)	23,701,947
100,874	W.P. Carey, Inc.(b)	8,276,712

		65,872,389

	REITs – Health Care — 0.3%
260,504	Healthcare Realty Trust, Inc.(b)	8,242,347
453,565	Medical Properties Trust, Inc.(b)	10,717,741
450,523	Sabra Health Care REIT, Inc.(b)	6,100,081

		25,060,169

	REITs – Manufactured Homes — 0.3%
143,552	Equity LifeStyle Properties, Inc.(b)	12,583,768
68,343	Sun Communities, Inc.(b)	14,349,980

		26,933,748

	REITs – Mortgage — 0.1%
515,972	Annaly Capital Management, Inc.(b)	4,034,901

	REITs – Office Property — 0.1%
188,262	Douglas Emmett, Inc.(b)	6,306,777
61,813	Kilroy Realty Corp.(b)	4,108,092

		10,414,869

	REITs – Single Tenant — 0.1%
221,497	National Retail Properties, Inc.(b)	10,647,361

	REITs – Storage — 0.1%
127,880	CubeSmart(b)	7,277,651

	Road & Rail — 1.1%
115,540	Canadian Pacific Railway Ltd.(b)	8,311,948
1,067,511	CSX Corp.(b)	40,138,414
47,741	J.B. Hunt Transport Services, Inc.(b)	9,758,260
47,143	Lyft, Inc., Class A(a)(b)	2,014,420
62,946	Old Dominion Freight Line, Inc.(b)	22,558,587
53,335	Uber Technologies, Inc.(a)(b)	2,236,337
36,648	XPO Logistics, Inc.(a)(b)	2,837,655

		87,855,621

	Semiconductors & Semiconductor Equipment — 6.5%
326,538	Advanced Micro Devices, Inc.(a)(b)	46,988,818
170,421	Analog Devices, Inc.(b)	29,954,899
201,281	Applied Materials, Inc.(b)	31,673,578
100,260	Broadcom, Inc.(b)	66,714,007
899,017	Intel Corp.(b)	46,299,376
83,719	Marvell Technology, Inc.(b)	7,324,575
304,535	Micron Technology, Inc.(b)	28,367,435
522,599	NVIDIA Corp.(b)	153,701,592
297,317	QUALCOMM, Inc.(b)	54,370,360
106,600	Teradyne, Inc.(b)	17,432,298
258,807	Texas Instruments, Inc.(b)	48,777,355

		531,604,293

	Software — 9.9%
140,675	Adobe, Inc.(a)(b)	79,771,166
38,046	Black Knight, Inc.(a)	3,153,633
161,194	Cadence Design Systems, Inc.(a)(b)	30,038,502
63,098	Fortinet, Inc.(a)(b)	22,677,421
1,550,337	Microsoft Corp.(b)	521,409,340
101,347	Nuance Communications, Inc.(a)(b)	5,606,516

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2021

Gateway Fund – (continued)

Shares	Description	Value (†)
	Software — continued
417,592	Oracle Corp.(b)	$36,418,198
15,761	Palo Alto Networks, Inc.(a)(b)	8,775,094
214,136	salesforce.com, Inc.(a)(b)	54,418,382
52,154	ServiceNow, Inc.(a)(b)	33,853,683
50,394	SS&C Technologies Holdings, Inc.(b)	4,131,300
27,624	VMware, Inc., Class A(b)	3,201,069
24,757	Workday, Inc., Class A(a)(b)	6,763,117
13,721	Zoom Video Communications, Inc., Class A(a)	2,523,429

		812,740,850

	Specialty Retail — 2.2%
169,038	American Eagle Outfitters, Inc.(b)	4,280,042
17,696	Burlington Stores, Inc.(a)(b)	5,158,561
106,125	Foot Locker, Inc.(b)	4,630,234
262,502	Home Depot, Inc. (The)(b)	108,940,955
234,164	Lowe’s Cos., Inc.(b)	60,526,711

		183,536,503

	Technology Hardware, Storage & Peripherals — 7.1%
3,257,367	Apple, Inc.(b)	578,410,658
63,335	Dell Technologies, Inc., Class C(a)(b)	3,557,527

		581,968,185

	Textiles, Apparel & Luxury Goods — 0.7%
16,507	Lululemon Athletica, Inc.(a)(b)	6,461,665
301,320	NIKE, Inc., Class B(b)	50,221,004

		56,682,669

	Tobacco — 0.5%
835,913	Altria Group, Inc.(b)	39,613,917

	Trading Companies & Distributors — 0.1%
38,324	GATX Corp.(b)	3,992,978

	Total Common Stocks (Identified Cost $2,885,578,416)	8,172,069,372

	Total Purchased Options — 0.6% (Identified Cost $80,664,612) (see detail below)	46,998,365

Principal Amount
Short-Term Investments — 1.9%
$153,204,394	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $153,204,394 on 1/03/2022 collateralized by $112,278,300 U.S. Treasury Bond, 4.375% due 11/15/2039 valued at $156,268,601 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $153,204,394)	153,204,394

	Total Investments — 102.3% (Identified Cost $3,119,447,422)	8,372,272,131
	Other assets less liabilities — (2.3)%	(187,729,566)

	Net Assets — 100.0%	$8,184,542,565

Purchased Options — 0.6%

Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Cost	Value (†)
Index Options — 0.6%
S&P 500® Index, Put(a)	2/18/2022	4,050	2,447	$1,166,284,246	$10,259,047	$2,801,815
S&P 500® Index, Put(a)	2/18/2022	4,100	2,446	1,165,807,628	10,555,713	3,130,880
S&P 500® Index, Put(a)	2/18/2022	4,125	2,336	1,113,379,648	10,937,151	3,200,320
S&P 500® Index, Put(a)	2/18/2022	4,150	2,427	1,156,751,886	10,248,008	3,531,285
S&P 500® Index, Put(a)	3/18/2022	4,100	2,446	1,165,807,628	11,844,755	7,068,940
S&P 500® Index, Put(a)	3/18/2022	4,300	2,447	1,166,284,246	10,863,457	10,901,385
S&P 500® Index, Put(a)	4/14/2022	4,300	2,446	1,165,807,628	15,956,481	16,363,740

Total					$80,664,612	$46,998,365

Written Options — (2.4%)

Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Premiums (Received)	Value (†)
Index Options — (2.4%)
S&P 500® Index, Call	1/21/2022	4,700	(1,898)	$(904,620,964)	$(19,071,916)	$(20,175,740)
S&P 500® Index, Call	1/21/2022	4,775	(1,899)	(905,097,582)	(16,234,311)	(9,950,760)
S&P 500® Index, Call	2/18/2022	4,600	(1,888)	(899,854,784)	(23,740,596)	(42,121,280)
S&P 500® Index, Call	2/18/2022	4,650	(1,889)	(900,331,402)	(24,965,277)	(34,436,470)
S&P 500® Index, Call	2/18/2022	4,700	(1,899)	(905,097,582)	(28,392,396)	(27,345,600)
S&P 500® Index, Call	2/18/2022	4,800	(1,873)	(892,705,514)	(18,350,717)	(14,497,020)
S&P 500® Index, Call	3/18/2022	4,800	(1,888)	(899,854,784)	(19,383,152)	(20,862,400)
S&P 500® Index, Call	3/18/2022	4,850	(1,888)	(899,854,784)	(20,283,728)	(15,604,320)
S&P 500® Index, Call	3/18/2022	4,900	(1,873)	(892,705,514)	(13,450,827)	(11,125,620)

Total					$(183,872,920)	$(196,119,210)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2021

Gateway Fund – (continued)

Industry Summary at December 31, 2021

Software	9.9%
Technology Hardware, Storage & Peripherals	7.1
Interactive Media & Services	6.5
Semiconductors & Semiconductor Equipment	6.5
Banks	4.1
IT Services	4.0
Pharmaceuticals	3.9
Internet & Direct Marketing Retail	3.7
Health Care Providers & Services	3.0
Health Care Equipment & Supplies	3.0
Automobiles	2.7
Oil, Gas & Consumable Fuels	2.4
Specialty Retail	2.2
Capital Markets	2.2
Other Investments, less than 2% each	39.2
Short-Term Investments	1.9

Total Investments	102.3
Other assets less liabilities (including open written options)	(2.3)

Net Assets	100.0%

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2021

Gateway Equity Call Premium Fund

Shares	Description	Value (†)
Common Stocks — 97.7% of Net Assets
	Aerospace & Defense — 1.2%
1,971	Boeing Co. (The)(a)(b)	$396,802
1,204	Lockheed Martin Corp.(b)	427,914
5,526	Raytheon Technologies Corp.(b)	475,567

		1,300,283

	Air Freight & Logistics — 0.4%
1,605	FedEx Corp.(b)	415,117
492	GXO Logistics, Inc.(a)(b)	44,689

		459,806

	Airlines — 0.2%
3,720	Delta Air Lines, Inc.(a)(b)	145,378
5,618	JetBlue Airways Corp.(a)(b)	80,000

		225,378

	Auto Components — 0.2%
858	Adient PLC(a)(b)	41,081
1,374	Gentex Corp.(b)	47,884
343	Lear Corp.(b)	62,752
507	Magna International, Inc.(b)	41,036

		192,753

	Automobiles — 2.5%
18,282	Ford Motor Co.(b)	379,717
2,131	Tesla, Inc.(a)(b)	2,251,998

		2,631,715

	Banks — 4.0%
21,899	Bank of America Corp.(b)	974,287
5,696	Citigroup, Inc.(b)	343,981
1,199	Comerica, Inc.(b)	104,313
491	East West Bancorp, Inc.(b)	38,632
7,331	Fifth Third Bancorp(b)	319,265
1,351	First Republic Bank(b)	278,995
8,675	JPMorgan Chase & Co.(b)	1,373,686
375	SVB Financial Group(a)(b)	254,340
11,396	Wells Fargo & Co.(b)	546,780

		4,234,279

	Beverages — 1.5%
12,930	Coca-Cola Co. (The)(b)	765,585
4,770	PepsiCo, Inc.(b)	828,597

		1,594,182

	Biotechnology — 1.5%
5,522	AbbVie, Inc.(b)	747,679
414	Alnylam Pharmaceuticals, Inc.(a)(b)	70,206
2,150	Amgen, Inc.(b)	483,686
585	Biogen, Inc.(a)(b)	140,353
417	Exact Sciences Corp.(a)(b)	32,455
488	Seagen, Inc.(a)(b)	75,445

		1,549,824

	Building Products — 0.9%
1,115	A.O. Smith Corp.(b)	95,723
3,686	Carrier Global Corp.(b)	199,928
1,240	Fortune Brands Home & Security, Inc.(b)	132,556
5,487	Johnson Controls International PLC(b)	446,148
203	Lennox International, Inc.(b)	65,845

		940,200

	Capital Markets — 2.9%
4,133	Bank of New York Mellon Corp. (The)(b)	240,045
606	BlackRock, Inc.(b)	554,829
833	Blackstone, Inc.(b)	107,782
5,269	Charles Schwab Corp. (The)(b)	443,123
237	FactSet Research Systems, Inc.(b)	115,184
	Capital Markets — continued
1,366	Goldman Sachs Group, Inc. (The)(b)	$522,563
1,479	KKR & Co., Inc.(b)	110,186
5,055	Morgan Stanley(b)	496,199
429	MSCI, Inc.(b)	262,844
2,437	Raymond James Financial, Inc.(b)	244,675

		3,097,430

	Chemicals — 1.6%
849	AdvanSix, Inc.(b)	40,115
922	Air Products & Chemicals, Inc.(b)	280,528
729	Ashland Global Holdings, Inc.(b)	78,484
2,066	Huntsman Corp.(b)	72,062
1,996	Linde PLC(b)	691,474
1,043	Nutrien Ltd.(b)	78,434
1,644	PPG Industries, Inc.(b)	283,492
848	RPM International, Inc.(b)	85,648
1,880	Valvoline, Inc.(b)	70,105

		1,680,342

	Commercial Services & Supplies — 0.6%
1,131	Waste Connections, Inc.(b)	154,122
2,587	Waste Management, Inc.(b)	431,770

		585,892

	Communications Equipment — 0.9%
1,006	Ciena Corp.(a)(b)	77,432
13,997	Cisco Systems, Inc.(b)	886,990
3,169	Telefonaktiebolaget LM Ericsson, Sponsored ADR(b)	34,447

		998,869

	Consumer Finance — 0.5%
4,484	Ally Financial, Inc.(b)	213,483
6,190	Synchrony Financial(b)	287,154

		500,637

	Containers & Packaging — 0.4%
975	Crown Holdings, Inc.(b)	107,855
1,388	Packaging Corp. of America(b)	188,976
2,565	WestRock Co.(b)	113,783

		410,614

	Diversified Financial Services — 1.6%
5,498	Berkshire Hathaway, Inc., Class B(a)(b)	1,643,902

	Diversified Telecommunication Services — 0.8%
16,542	Verizon Communications, Inc.(b)	859,522

	Electric Utilities — 1.3%
4,416	Alliant Energy Corp.(b)	271,451
5,574	American Electric Power Co., Inc.(b)	495,919
1,669	OGE Energy Corp.(b)	64,056
8,308	Southern Co. (The)(b)	569,763

		1,401,189

	Electrical Equipment — 0.5%
378	Acuity Brands, Inc.(b)	80,030
3,379	Emerson Electric Co.(b)	314,146
403	Hubbell, Inc.(b)	83,933
1,368	Sensata Technologies Holding PLC(a)(b)	84,392

		562,501

	Electronic Equipment, Instruments & Components — 0.6%
712	Arrow Electronics, Inc.(a)(b)	95,600
1,274	Avnet, Inc.(b)	52,527
1,111	CDW Corp.(b)	227,511
4,536	Flex Ltd.(a)(b)	83,145
1,991	Trimble, Inc.(a)(b)	173,595

		632,378

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2021

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Energy Equipment & Services — 0.1%
6,809	NOV, Inc.(b)	$92,262

	Entertainment — 1.6%
760	Live Nation Entertainment, Inc.(a)(b)	90,964
200	Madison Square Garden Entertainment Corp.(a)(b)	14,068
475	Madison Square Garden Sports Corp.(a)(b)	82,522
1,207	Netflix, Inc.(a)(b)	727,145
51	Roku, Inc.(a)(b)	11,638
4,931	Walt Disney Co. (The)(a)(b)	763,763

		1,690,100

	Food & Staples Retailing — 1.5%
1,407	Costco Wholesale Corp.(b)	798,754
2,216	Sysco Corp.(b)	174,067
4,334	Walmart, Inc.(b)	627,086

		1,599,907

	Food Products — 0.7%
1,103	Bunge Ltd.(b)	102,976
1,836	Hain Celestial Group, Inc. (The)(a)(b)	78,232
614	Ingredion, Inc.(b)	59,337
4,997	Kellogg Co.(b)	321,907
854	Post Holdings, Inc.(a)(b)	96,271
1,107	TreeHouse Foods, Inc.(a)(b)	44,867

		703,590

	Gas Utilities — 0.1%
1,531	UGI Corp.(b)	70,288

	Health Care Equipment & Supplies — 2.9%
5,859	Abbott Laboratories(b)	824,596
1,359	Alcon, Inc.	118,396
329	Align Technology, Inc.(a)(b)	216,212
479	Cooper Cos., Inc. (The)(b)	200,672
1,558	Hologic, Inc.(a)(b)	119,280
504	IDEXX Laboratories, Inc.(a)(b)	331,864
201	Insulet Corp.(a)(b)	53,480
5,308	Medtronic PLC(b)	549,113
898	ResMed, Inc.(b)	233,911
1,061	STERIS PLC(b)	258,258
362	Teleflex, Inc.(b)	118,910

		3,024,692

	Health Care Providers & Services — 2.6%
1,050	Anthem, Inc.(b)	486,717
2,900	Centene Corp.(a)(b)	238,960
1,572	Cigna Corp.(b)	360,978
2,386	MEDNAX, Inc.(a)(b)	64,923
260	Molina Healthcare, Inc.(a)(b)	82,701
3,073	UnitedHealth Group, Inc.(b)	1,543,076

		2,777,355

	Health Care Technology — 0.1%
428	Veeva Systems, Inc., Class A(a)(b)	109,345

	Hotels, Restaurants & Leisure — 2.1%
149	Booking Holdings, Inc.(a)(b)	357,485
4,286	Carnival Corp.(a)(b)	86,234
222	Domino’s Pizza, Inc.(b)	125,281
1,238	Hilton Grand Vacations, Inc.(a)(b)	64,512
1,489	Hilton Worldwide Holdings, Inc.(a)(b)	232,269
2,281	McDonald’s Corp.(b)	611,468
2,401	MGM Resorts International(b)	107,757
1,408	Restaurant Brands International, Inc.(b)	85,438
3,705	Starbucks Corp.(b)	433,374
905	Trip.com Group Ltd., ADR(a)(b)	22,281
205	Vail Resorts, Inc.(b)	67,220

		2,193,319

	Household Durables — 0.3%
2,869	PulteGroup, Inc.(b)	$163,992
2,218	Toll Brothers, Inc.(b)	160,561

		324,553

	Household Products — 1.4%
1,269	Clorox Co. (The)(b)	221,263
7,968	Procter & Gamble Co. (The)(b)	1,303,405

		1,524,668

	Industrial Conglomerates — 1.0%
2,621	3M Co.(b)	465,568
2,911	Honeywell International, Inc.(b)	606,973

		1,072,541

	Insurance — 1.2%
3,115	Arch Capital Group Ltd.(a)(b)	138,462
1,950	Chubb Ltd.(b)	376,955
1,138	Cincinnati Financial Corp.(b)	129,652
5,403	Manulife Financial Corp.(b)	103,035
2,758	Prudential Financial, Inc.(b)	298,526
301	RenaissanceRe Holdings Ltd.(b)	50,968
801	Willis Towers Watson PLC(b)	190,230

		1,287,828

	Interactive Media & Services — 6.3%
794	Alphabet, Inc., Class A(a)(b)	2,300,250
745	Alphabet, Inc., Class C(a)(b)	2,155,724
1,048	Match Group, Inc.(a)(b)	138,598
6,280	Meta Platforms, Inc., Class A(a)(b)	2,112,278

		6,706,850

	Internet & Direct Marketing Retail — 3.7%
1,169	Amazon.com, Inc.(a)(b)	3,897,843
454	JD.com, Inc., ADR(a)(b)	31,812
29	MercadoLibre, Inc.(a)(b)	39,104

		3,968,759

	IT Services — 4.2%
2,469	Accenture PLC, Class A(b)	1,023,524
458	Block, Inc., Class A(a)(b)	73,972
274	EPAM Systems, Inc.(a)(b)	183,155
615	FleetCor Technologies, Inc.(a)(b)	137,662
1,125	Global Payments, Inc.(b)	152,077
3,003	International Business Machines Corp.(b)	401,381
600	Kyndryl Holdings, Inc.(a)(b)	10,860
2,633	MasterCard, Inc., Class A(b)	946,090
51	Shopify, Inc., Class A(a)(b)	70,247
138	Twilio, Inc., Class A(a)(b)	36,341
1,088	VeriSign, Inc.(a)(b)	276,156
5,136	Visa, Inc., Class A(b)	1,113,022

		4,424,487

	Leisure Products — 0.1%
590	Brunswick Corp.(b)	59,431
515	Polaris, Inc.(b)	56,603

		116,034

	Life Sciences Tools & Services — 1.5%
3,235	Avantor, Inc.(a)(b)	136,323
264	Bio-Rad Laboratories, Inc., Class A(a)(b)	199,470
384	ICON PLC(a)(b)	118,925
760	Illumina, Inc.(a)(b)	289,134
1,323	Thermo Fisher Scientific, Inc.(b)	882,759

		1,626,611

	Machinery — 1.4%
471	AGCO Corp.(b)	54,646
2,087	Caterpillar, Inc.(b)	431,466

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2021

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Machinery — continued
1,140	Cummins, Inc.(b)	$248,680
1,260	Deere & Co.(b)	432,041
616	IDEX Corp.(b)	145,573
2,533	Otis Worldwide Corp.(b)	220,548

		1,532,954

	Media — 0.9%
12,562	Comcast Corp., Class A(b)	632,245
1,800	Discovery, Inc., Class A(a)	42,372
2,292	Fox Corp., Class B(b)	78,547
605	Liberty Broadband Corp., Class C(a)(b)	97,466
10,823	Sirius XM Holdings, Inc.(b)	68,726

		919,356

	Metals & Mining — 0.4%
1,700	Alcoa Corp.(b)	101,286
3,584	Barrick Gold Corp.(b)	68,096
929	Rio Tinto PLC, Sponsored ADR(b)	62,187
590	Southern Copper Corp.(b)	36,409
1,435	Steel Dynamics, Inc.(b)	89,070
4,124	Vale S.A., Sponsored ADR(b)	57,819

		414,867

	Multi-Utilities — 0.8%
4,959	Ameren Corp.(b)	441,401
5,513	Public Service Enterprise Group, Inc.(b)	367,882

		809,283

	Multiline Retail — 0.5%
2,476	Nordstrom, Inc.(a)(b)	56,007
2,049	Target Corp.(b)	474,221

		530,228

	Oil, Gas & Consumable Fuels — 2.5%
2,853	Canadian Natural Resources Ltd.(b)	120,539
1,002	Cheniere Energy, Inc.(b)	101,623
6,328	Chevron Corp.(b)	742,591
5,654	ConocoPhillips(b)	408,106
1,376	Devon Energy Corp.(b)	60,613
542	Enbridge, Inc.(b)	21,181
1,230	EQT Corp.(a)(b)	26,826
12,758	Exxon Mobil Corp.(b)	780,662
1,235	HollyFrontier Corp.(b)	40,483
1,124	Ovintiv, Inc.(b)	37,879
1,177	Pioneer Natural Resources Co.(b)	214,073
3,117	Suncor Energy, Inc.(b)	78,018
1,014	TC Energy Corp.	47,192

		2,679,786

	Pharmaceuticals — 4.0%
1,543	AstraZeneca PLC, Sponsored ADR(b)	89,880
7,839	Bristol-Myers Squibb Co.(b)	488,762
2,239	Eli Lilly & Co.(b)	618,457
331	Jazz Pharmaceuticals PLC(a)(b)	42,169
7,283	Johnson & Johnson(b)	1,245,903
7,817	Merck & Co., Inc.(b)	599,095
454	Novartis AG, Sponsored ADR(b)	39,711
16,562	Pfizer, Inc.(b)	977,986
1,500	Teva Pharmaceutical Industries Ltd., Sponsored ADR(a)(b)	12,015
5,916	Viatris, Inc.(b)	80,043

		4,194,021

	Professional Services — 0.5%
869	CoStar Group, Inc.(a)(b)	68,677
739	Leidos Holdings, Inc.(b)	65,697
342	ManpowerGroup, Inc.(b)	33,287
	Professional Services — continued
810	TransUnion(b)	$96,050
998	Verisk Analytics, Inc.(b)	228,272

		491,983

	Real Estate Management & Development — 0.0%
176	Jones Lang LaSalle, Inc.(a)(b)	47,404

	REITs – Apartments — 0.9%
1,056	American Campus Communities, Inc.(b)	60,498
836	Camden Property Trust(b)	149,377
566	Essex Property Trust, Inc.(b)	199,362
5,655	Invitation Homes, Inc.(b)	256,398
1,125	Mid-America Apartment Communities, Inc.(b)	258,120

		923,755

	REITs – Diversified — 1.1%
1,679	Crown Castle International Corp.(b)	350,475
1,197	Digital Realty Trust, Inc.(b)	211,714
2,963	Duke Realty Corp.(b)	194,491
723	Gaming & Leisure Properties, Inc.(b)	35,181
698	SBA Communications Corp.(b)	271,536
846	VICI Properties, Inc.(b)	25,473
724	W.P. Carey, Inc.(b)	59,404

		1,148,274

	REITs – Health Care — 0.1%
2,686	Medical Properties Trust, Inc.(b)	63,470

	REITs – Hotels — 0.1%
2,742	Park Hotels & Resorts, Inc.(a)(b)	51,769

	REITs – Mortgage — 0.0%
4,312	Annaly Capital Management, Inc.(b)	33,720

	REITs – Office Property — 0.1%
1,073	Kilroy Realty Corp.(b)	71,312
370	Orion Office REIT, Inc.(a)(b)	6,908

		78,220

	REITs – Single Tenant — 0.3%
461	National Retail Properties, Inc.(b)	22,160
3,708	Realty Income Corp.(b)	265,456

		287,616

	REITs – Storage — 0.2%
984	Extra Space Storage, Inc.(b)	223,102

	Road & Rail — 1.2%
1,142	Norfolk Southern Corp.(b)	339,985
778	Old Dominion Freight Line, Inc.(b)	278,820
2,250	Union Pacific Corp.(b)	566,842
492	XPO Logistics, Inc.(a)(b)	38,096

		1,223,743

	Semiconductors & Semiconductor Equipment — 6.1%
3,949	Advanced Micro Devices, Inc.(a)(b)	568,261
2,341	Analog Devices, Inc.(b)	411,478
3,515	Applied Materials, Inc.(b)	553,120
134	ASML Holding NV, (Registered)(b)	106,683
560	Enphase Energy, Inc.(a)(b)	102,446
377	First Solar, Inc.(a)(b)	32,859
11,487	Intel Corp.(b)	591,580
1,569	Marvell Technology, Inc.(b)	137,272
6,761	NVIDIA Corp.(b)	1,988,478
1,256	NXP Semiconductors NV(b)	286,092
2,536	ON Semiconductor Corp.(a)(b)	172,245
3,473	QUALCOMM, Inc.(b)	635,107
1,424	Teradyne, Inc.(b)	232,867
3,476	Texas Instruments, Inc.(b)	655,122

		6,473,610

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2021

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Software — 9.7%
1,531	Adobe, Inc.(a)(b)	$868,169
1,549	Cadence Design Systems, Inc.(a)(b)	288,656
470	CDK Global, Inc.(b)	19,618
331	Check Point Software Technologies Ltd.(a)(b)	38,581
703	Fortinet, Inc.(a)(b)	252,658
19,698	Microsoft Corp.(b)	6,624,831
5,019	Oracle Corp.(b)	437,707
282	Palo Alto Networks, Inc.(a)(b)	157,006
2,777	salesforce.com, Inc.(a)(b)	705,719
695	ServiceNow, Inc.(a)(b)	451,132
498	SS&C Technologies Holdings, Inc.(b)	40,826
745	Synopsys, Inc.(a)(b)	274,533
441	VMware, Inc., Class A(b)	51,103
287	Workday, Inc., Class A(a)(b)	78,403

		10,288,942

	Specialty Retail — 2.0%
858	Advance Auto Parts, Inc.(b)	205,817
346	Burlington Stores, Inc.(a)(b)	100,862
933	Dick’s Sporting Goods, Inc.(b)	107,286
1,370	Foot Locker, Inc.(b)	59,773
3,410	Home Depot, Inc. (The)(b)	1,415,184
392	Ulta Beauty, Inc.(a)(b)	161,637
298	Williams-Sonoma, Inc.(b)	50,401

		2,100,960

	Technology Hardware, Storage & Peripherals — 7.2%
40,771	Apple, Inc.(b)	7,239,706
1,296	Dell Technologies, Inc., Class C(a)(b)	72,796
7,897	Hewlett Packard Enterprise Co.(b)	124,536
6,261	HP, Inc.(b)	235,852

		7,672,890

	Textiles, Apparel & Luxury Goods — 0.8%
579	Carter’s, Inc.(b)	58,606
232	Lululemon Athletica, Inc.(a)(b)	90,816
3,968	NIKE, Inc., Class B(b)	661,347
800	Skechers U.S.A., Inc., Class A(a)(b)	34,720
2,600	Under Armour, Inc., Class C(a)	46,904

		892,393

	Tobacco — 0.9%
7,499	Altria Group, Inc.(b)	355,378
1,544	British American Tobacco PLC, Sponsored ADR(b)	57,761
6,154	Philip Morris International, Inc.(b)	584,630

		997,769

	Water Utilities — 0.3%
1,833	American Water Works Co., Inc.(b)	346,180

	Wireless Telecommunication Services — 0.2%
3,935	America Movil SAB de CV, Series L, ADR(b)	83,068
8,169	Vodafone Group PLC, Sponsored ADR(b)	121,963

		205,031

	Total Common Stocks (Identified Cost $53,082,361)	103,446,211

Principal Amount	Description	Value (†)
Short-Term Investments — 2.8%
$2,970,605	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $2,970,605 on 1/03/2022 collateralized by $2,177,100 U.S. Treasury Bond, 4.375% due 11/15/2039 valued at $3,030,081 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,970,605)	$2,970,605

	Total Investments — 100.5% (Identified Cost $56,052,966)	106,416,816
	Other assets less liabilities — (0.5)%	(549,175)

	Net Assets — 100.0%	$105,867,641

Written Options — (2.3%)

Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Premiums (Received)	Value (†)
Index Options — (2.3%)
S&P 500® Index, Call	1/21/2022	4,700	(24)	$(11,438,832)	$(241,193)	$(255,120)
S&P 500® Index, Call	1/21/2022	4,775	(24)	(11,438,832)	(206,868)	(125,760)
S&P 500® Index, Call	2/18/2022	4,600	(24)	(11,438,832)	(300,732)	(535,440)
S&P 500® Index, Call	2/18/2022	4,650	(24)	(11,438,832)	(316,980)	(437,520)
S&P 500® Index, Call	2/18/2022	4,700	(24)	(11,438,832)	(357,772)	(345,600)
S&P 500® Index, Call	2/18/2022	4,800	(23)	(10,962,214)	(225,343)	(178,020)
S&P 500® Index, Call	3/18/2022	4,800	(24)	(11,438,832)	(246,396)	(265,200)
S&P 500® Index, Call	3/18/2022	4,850	(24)	(11,438,832)	(257,844)	(198,360)
S&P 500® Index, Call	3/18/2022	4,900	(24)	(11,438,832)	(172,354)	(142,560)

Total					$(2,325,482)	$(2,483,580)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2021

Gateway Equity Call Premium Fund – (continued)

Industry Summary at December 31, 2021

Software	9.7%
Technology Hardware, Storage & Peripherals	7.2
Interactive Media & Services	6.3
Semiconductors & Semiconductor Equipment	6.1
IT Services	4.2
Banks	4.0
Pharmaceuticals	4.0
Internet & Direct Marketing Retail	3.7
Capital Markets	2.9
Health Care Equipment & Supplies	2.9
Health Care Providers & Services	2.6
Oil, Gas & Consumable Fuels	2.5
Automobiles	2.5
Hotels, Restaurants & Leisure	2.1
Specialty Retail	2.0
Other Investments, less than 2% each	35.0
Short-Term Investments	2.8

Total Investments	100.5
Other assets less liabilities (including open written options)	(0.5)

Net Assets	100.0%

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2021

Mirova Global Green Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 88.9% of Net Assets
	Canada — 1.8%
1,000,000	Province of Ontario Canada, 1.950%, 1/27/2023, (CAD)(a)	$800,530
50,000	Province of Quebec Canada, 2.600%, 7/06/2025, (CAD)(a)	41,141

		841,671

	Chile — 2.3%
500,000	Chile Government International Bond, 1.250%, 1/29/2040, (EUR)(a)	552,172
500,000	Chile Government International Bond, 3.500%, 1/25/2050(a)	517,420

		1,069,592

	Denmark — 1.0%
400,000	Orsted A/S, (fixed rate to 9/09/2027, variable rate thereafter), 1.750%, 12/09/3019, (EUR)(a)	465,077

	Finland — 1.2%
500,000	Citycon OYJ, (fixed rate to 11/24/2024, variable rate thereafter), 4.496%, (EUR)(a)(b)	565,615

	France — 16.7%
400,000	Altarea SCA, 1.750%, 1/16/2030, (EUR)(a)	446,040
400,000	Covivio, 1.125%, 9/17/2031, (EUR)(a)	461,908
500,000	Derichebourg S.A., 2.250%, 7/15/2028, (EUR)(a)	582,343
800,000	Electricite de France S.A., 3.625%, 10/13/2025(a)	853,518
400,000	Faurecia SE, 2.375%, 6/15/2029, (EUR)(a)	457,677
2,500,000	France Government Bond OAT, 1.750%, 6/25/2039, 144A, (EUR)(a)	3,437,409
100,000	Getlink SE, 3.500%, 10/30/2025, (EUR)(a)	117,220
600,000	ICADE, 1.500%, 9/13/2027, (EUR)(a)	717,726
600,000	Societe du Grand Paris EPIC, EMTN, 1.700%, 5/25/2050, (EUR)(a)	790,417

		7,864,258

	Germany — 4.0%
500,000	BayWa AG, EMTN, 3.125%, 6/26/2024, (EUR)(a)	602,602
300,000	E.ON SE, EMTN, 0.350%, 2/28/2030, (EUR)(a)	338,562
500,000	EnBW Energie Baden-Wuerttemberg AG, (fixed rate to 3/30/2026, variable rate thereafter), 1.875%, 6/29/2080, (EUR)(a)	581,347
300,000	Landesbank Baden-Wuerttemberg, Series 809, MTN, 0.375%, 7/29/2026, (EUR)(a)	343,377

		1,865,888

	Hungary — 1.7%
700,000	Hungary Government International Bond, 1.750%, 6/05/2035, (EUR)(a)	828,707

	Indonesia — 2.2%
500,000	Perusahaan Penerbit SBSN Indonesia III, 3.750%, 3/01/2023(a)	516,475
500,000	Perusahaan Penerbit SBSN Indonesia III, MTN, 3.900%, 8/20/2024(a)	535,230

		1,051,705

	Ireland — 0.8%
300,000	AIB Group PLC, EMTN, (fixed rate to 5/30/2026, variable rate thereafter), 2.875%, 5/30/2031, (EUR)(a)	360,031

	Italy — 7.3%
400,000	A2A SpA, EMTN, 1.000%, 7/16/2029, (EUR)(a)	467,828
600,000	Assicurazioni Generali SpA, EMTN, 2.124%, 10/01/2030, (EUR)(a)	713,898
2,100,000	Italy Buoni Poliennali Del Tesoro, 1.500%, 4/30/2045, 144A, (EUR)(a)	2,243,268

		3,424,994

	Korea — 3.2%
400,000	Kia Corp., 1.750%, 10/16/2026(a)	$394,689
600,000	Korea International Bond, Zero Coupon, 0.000%, 10/15/2026, (EUR)(a)(c)	682,106
400,000	Korea Water Resources Corp., EMTN, 3.875%, 5/15/2023(a)	415,577

		1,492,372

	Lithuania — 2.3%
500,000	AB Ignitis Grupe, EMTN, 1.875%, 7/10/2028, (EUR)(a)	608,869
400,000	AB Ignitis Grupe, EMTN, 2.000%, 7/14/2027, (EUR)(a)	489,271

		1,098,140

	Luxembourg — 0.7%
300,000	Eurofins Scientific SE, (fixed rate to 8/11/2022, variable rate thereafter), 2.875%, (EUR)(b)	345,229

	Mexico — 2.0%
800,000	Mexico Government International Bond, 1.350%, 9/18/2027, (EUR)(a)	927,905

	Netherlands — 8.2%
700,000	ABB Finance BV, EMTN, Zero Coupon, 0.271%-0.282%, 1/19/2030, (EUR)(a)(d)	765,607
400,000	CTP NV, EMTN, 2.125%, 10/01/2025, (EUR)(a)	477,416
600,000	de Volksbank NV, EMTN, (fixed rate to 10/22/2025, variable rate thereafter), 1.750%, 10/22/2030, (EUR)(a)	707,412
700,000	Signify NV, 2.375%, 5/11/2027, (EUR)(a)	863,398
150,000	TenneT Holding BV, EMTN, 1.250%, 10/24/2033, (EUR)(a)	179,483
700,000	TenneT Holding BV, EMTN, 1.875%, 6/13/2036, (EUR)(a)	888,610

		3,881,926

	Singapore — 1.5%
700,000	Vena Energy Capital Pte Ltd., EMTN, 3.133%, 2/26/2025(a)	713,411

	Spain — 7.0%
400,000	Banco Bilbao Vizcaya Argentaria S.A., 1.000%, 6/21/2026, (EUR)(a)	466,293
500,000	Bankinter S.A., 0.625%, 10/06/2027, (EUR)(a)	566,927
500,000	Iberdrola International BV, (fixed rate to 2/22/2023, variable rate thereafter), 1.875%, (EUR)(a)(b)	580,362
900,000	Spain Government Bond, 1.000%, 7/30/2042, 144A, (EUR)(a)	997,645
600,000	Telefonica Europe BV, (fixed rate to 2/05/2027, variable rate thereafter), 2.502%, (EUR)(a)(b)	686,944

		3,298,171

	Supranationals — 7.8%
3,500,000	European Investment Bank, 2.375%, 5/24/2027(a)	3,672,105

	United Kingdom — 6.9%
500,000	Anglian Water Services Financing PLC, EMTN, 1.625%, 8/10/2025, (GBP)(a)	683,789
500,000	SSE PLC, EMTN, 1.375%, 9/04/2027, (EUR)(a)	598,895
1,500,000	United Kingdom Gilt, 0.875%, 7/31/2033, (GBP)(a)	1,994,325

		3,277,009

	United States — 10.3%
500,000	Air Products & Chemicals, Inc., 2.050%, 5/15/2030(a)	502,933
300,000	Arizona Public Service Co., 2.650%, 9/15/2050(a)	270,529
600,000	Digital Dutch Finco BV, 1.500%, 3/15/2030, (EUR)(a)	708,037
400,000	Digital Euro Finco LLC, 2.500%, 1/16/2026, (EUR)(a)	491,585
300,000	Digital Intrepid Holding BV, 0.625%, 7/15/2031, (EUR)(a)	322,054
400,000	Ford Motor Co., 3.250%, 2/12/2032(a)	409,600
400,000	Southern Power Co., 4.150%, 12/01/2025(a)	435,019

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2021

Mirova Global Green Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
200,000	Thermo Fisher Scientific, Inc., 4.100%, 8/15/2047(a)	$246,695
700,000	Verizon Communications, Inc., 3.875%, 2/08/2029(a)	775,721
600,000	Wabtec Transportation Netherlands BV, 1.250%, 12/03/2027, (EUR)(a)	689,231

		4,851,404

	Total Bonds and Notes (Identified Cost $42,412,324)	41,895,210

Short-Term Investments — 6.7%
3,173,547	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $3,173,547 on 1/03/2022 collateralized by $2,325,800 U.S. Treasury Bond, 4.375% due 11/15/2039 valued at $3,237,041 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $3,173,547)	3,173,547

	Total Investments — 95.6% (Identified Cost $45,585,871)	45,068,757
	Other assets less liabilities — 4.4%	2,056,317

	Net Assets — 100.0%	$47,125,074

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Perpetual bond with no specified maturity date.
(c)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(d)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of Rule 144A holdings amounted to $6,678,322 or 14.2% of net assets.
EMTN	Euro Medium Term Note
MTN	Medium Term Note

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

At December 31, 2021, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra Long U.S. Treasury Bond	3/22/2022	2	$387,953	$394,250	$6,297
UK Long Gilt	3/29/2022	7	1,181,703	1,183,408	1,705
German Euro Bund	3/08/2022	16	3,177,222	3,121,675	(55,547)
Euro-Buxl® 30 Year Bond	3/08/2022	6	1,480,687	1,412,240	(68,447)

Total					$(115,992)

At December 31, 2021, open short futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	3/22/2022	20	$2,599,531	$2,609,375	$(9,844)
British Pound	3/14/2022	27	2,257,369	2,283,356	(25,987)
Canadian Dollar	3/15/2022	11	864,413	869,550	(5,137)
Euro	3/14/2022	217	30,612,011	30,929,281	(317,270)

Total					$(358,238)

Industry Summary at December 31, 2021

Government National	25.9%
Industrial	13.1
Utility-Electric	12.1
Financial	9.3
Supranational	7.8
Special Purpose	7.7
Bank	5.2
Government Regional	3.5
Telephone	3.1
Government Agency	0.9
Transportation-Non Rail	0.3
Short-Term Investments	6.7

Total Investments	95.6
Other assets less liabilities (including futures contracts)	4.4

Net Assets	100.0%

Currency Exposure Summary at December 31, 2021

Euro	59.8%
United States Dollar	28.4
British Pound	5.6
Canadian Dollar	1.8

Total Investments	95.6
Other assets less liabilities (including futures contracts)	4.4

Net Assets	100.0%

See accompanying notes to financial statements.

39  |

Portfolio of Investments — as of December 31, 2021

Mirova Global Sustainable Equity Fund

Shares	Description	Value (†)
Common Stocks — 95.5% of Net Assets
	Argentina — 1.1%
9,099	MercadoLibre, Inc.(a)	$12,269,092

	Belgium — 1.8%
230,272	KBC Group NV	19,785,254

	Denmark — 8.2%
297,813	Novo Nordisk A/S, Class B	33,452,103
248,124	Orsted A/S, 144A	31,776,513
882,863	Vestas Wind Systems A/S	26,887,703

		92,116,319

	France — 3.0%
88,019	EssilorLuxottica S.A.	18,737,202
72,849	Orpea S.A.	7,305,893
265,612	Valeo S.A.	8,009,894

		34,052,989

	Germany — 5.1%
49,206	Allianz SE, (Registered)	11,605,659
51,806	SAP SE	7,291,150
258,847	Symrise AG	38,282,083

		57,178,892

	Hong Kong — 2.0%
2,201,751	AIA Group Ltd.	22,221,922

	Japan — 4.7%
829,500	Sekisui House Ltd.	17,847,304
607,350	Takeda Pharmaceutical Co. Ltd.	16,585,690
436,600	Terumo Corp.	18,442,244

		52,875,238

	Netherlands — 4.1%
9,649	Adyen NV, 144A(a)	25,328,621
25,269	ASML Holding NV	20,240,970

		45,569,591

	Spain — 2.6%
2,457,429	Iberdrola S.A.	29,095,900

	Switzerland — 1.3%
18,497	Geberit AG, (Registered)	15,077,527

	Taiwan — 2.7%
249,621	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	30,031,903

	United Kingdom — 4.3%
4,625,696	Legal & General Group PLC	18,679,905
1,110,417	Prudential PLC	19,202,269
184,236	Unilever PLC	9,876,196

		47,758,370

	United States — 54.6%
55,755	Adobe, Inc.(a)	31,616,430
85,967	American Water Works Co., Inc.	16,235,728
168,015	Aptiv PLC(a)	27,714,074
182,528	Ball Corp.	17,571,971
70,480	Bright Horizons Family Solutions, Inc.(a)	8,872,022
136,144	Danaher Corp.	44,792,737
648,468	eBay, Inc.	43,123,122
182,747	Ecolab, Inc.	42,870,619
86,442	Eli Lilly & Co.	23,877,009
40,259	Estee Lauder Cos., Inc. (The), Class A	14,903,882
37,493	Intuitive Surgical, Inc.(a)	13,471,235
125,134	MasterCard, Inc., Class A	44,963,149
157,943	Microsoft Corp.	53,119,390
188,503	NextEra Energy, Inc.	17,598,640
99,607	NVIDIA Corp.	29,295,415
	United States — continued
140,490	Oracle Corp.	$12,252,133
65,594	Roper Technologies, Inc.	32,263,065
67,577	Signature Bank	21,859,132
266,006	Sunrun, Inc.(a)	9,124,006
74,980	Thermo Fisher Scientific, Inc.	50,029,655
126,999	Visa, Inc., Class A	27,521,953
66,349	Watts Water Technologies, Inc., Series A	12,882,985
133,389	Xylem, Inc.	15,996,009

		611,954,361

	Total Common Stocks (Identified Cost $907,416,405)	1,069,987,358

Principal Amount
Short-Term Investments — 2.1%
$23,460,001	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $23,460,001 on 1/03/2022 collateralized by $17,193,100 U.S. Treasury Bond, 4.375% due 11/15/2039 valued at $23,929,305 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $23,460,001)	23,460,001

	Total Investments — 97.6% (Identified Cost $930,876,406)	1,093,447,359
	Other assets less liabilities — 2.4%	27,234,632

	Net Assets — 100.0%	$1,120,681,991

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of Rule 144A holdings amounted to $57,105,134 or 5.1% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

|  40

Portfolio of Investments — as of December 31, 2021

Mirova Global Sustainable Equity Fund – (continued)

Industry Summary at December 31, 2021

Software	9.3%
IT Services	8.8
Life Sciences Tools & Services	8.5
Chemicals	7.2
Semiconductors & Semiconductor Equipment	7.1
Electric Utilities	7.0
Pharmaceuticals	6.6
Insurance	6.4
Internet & Direct Marketing Retail	4.9
Banks	3.8
Electrical Equipment	3.2
Auto Components	3.2
Industrial Conglomerates	2.9
Health Care Equipment & Supplies	2.8
Machinery	2.6
Personal Products	2.2
Other Investments, less than 2% each	9.0
Short-Term Investments	2.1

Total Investments	97.6
Other assets less liabilities	2.4

Net Assets	100.0%

Currency Exposure Summary at December 31, 2021

United States Dollar	60.5%
Euro	17.5
Danish Krone	8.2
Japanese Yen	4.7
British Pound	3.4
Hong Kong Dollar	2.0
Swiss Franc	1.3

Total Investments	97.6
Other assets less liabilities	2.4

Net Assets	100.0%

See accompanying notes to financial statements.

41  |

Portfolio of Investments — as of December 31, 2021

Mirova International Sustainable Equity Fund

Shares	Description	Value (†)
Common Stocks — 96.8% of Net Assets
	Argentina — 1.2%
268	MercadoLibre, Inc.(a)	$361,371

	Australia — 1.0%
92,274	Stockland	284,667

	Belgium — 5.0%
14,550	KBC Group NV	1,250,154
6,132	Umicore S.A.	250,151

		1,500,305

	Denmark — 11.1%
13,450	Novo Nordisk A/S, Class B	1,510,783
6,904	Orsted A/S, 144A	884,175
30,081	Vestas Wind Systems A/S	916,121

		3,311,079

	France — 15.1%
2,227	Air Liquide S.A.	388,398
35,415	Credit Agricole S.A.	504,923
10,545	Dassault Systemes SE	625,797
2,345	EssilorLuxottica S.A.	499,196
1,086	L’Oreal S.A.	517,819
4,518	Orpea S.A.	453,102
3,103	Sanofi	311,367
18,779	Suez S.A.	423,535
12,348	Valeo S.A.	372,371
6,891	Worldline S.A., 144A(a)	383,554

		4,480,062

	Germany — 6.4%
2,356	Allianz SE, (Registered)	555,683
6,047	SAP SE	851,052
3,287	Symrise AG	486,129

		1,892,864

	Hong Kong — 3.4%
100,595	AIA Group Ltd.	1,015,289

	Ireland — 4.9%
7,862	Kingspan Group PLC	937,819
9,360	Smurfit Kappa Group PLC	515,889

		1,453,708

	Japan — 11.9%
4,200	Kao Corp.	219,972
48,900	Kubota Corp.	1,087,343
22,400	Sekisui House Ltd.	481,952
1,700	Shimano, Inc.	452,743
18,238	Takeda Pharmaceutical Co. Ltd.	498,048
14,600	Terumo Corp.	616,713
4,400	West Japan Railway Co.	184,021

		3,540,792

	Netherlands — 8.9%
441	Adyen NV, 144A(a)	1,157,625
1,877	ASML Holding NV	1,503,514

		2,661,139

	Norway — 0.5%
8,573	Telenor ASA	134,759

	Spain — 2.7%
68,951	Iberdrola S.A.	816,378

	Switzerland — 2.9%
1,052	Geberit AG, (Registered)	857,521

	Taiwan — 4.4%
10,850	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	1,305,363

	United Kingdom — 17.4%
6,924	Croda International PLC	$948,390
21,396	Halma PLC	927,706
6,966	Johnson Matthey PLC	193,571
32,165	Land Securities Group PLC	339,468
261,344	Legal & General Group PLC	1,055,383
47,802	Prudential PLC	826,633
2,104	Spirax-Sarco Engineering PLC	457,895
7,669	Unilever PLC	411,106

		5,160,152

	Total Common Stocks (Identified Cost $23,105,413)	28,775,449

Principal Amount
Short-Term Investments — 0.9%
$259,707	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $259,707 on 1/03/2022 collateralized by $190,400 U.S. Treasury Bond, 4.375% due 11/15/2039 valued at $264,998 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $259,707)	259,707

	Total Investments — 97.7% (Identified Cost $23,365,120)	29,035,156
	Other assets less liabilities — 2.3%	696,790

	Net Assets — 100.0%	$29,731,946

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of Rule 144A holdings amounted to $2,425,354 or 8.2% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

|  42

Portfolio of Investments — as of December 31, 2021

Mirova International Sustainable Equity Fund – (continued)

Industry Summary at December 31, 2021

Insurance	11.7%
Semiconductors & Semiconductor Equipment	9.4
Pharmaceuticals	7.9
Chemicals	7.6
Building Products	6.1
Banks	5.9
Electric Utilities	5.6
Machinery	5.2
IT Services	5.2
Software	5.0
Personal Products	3.8
Electronic Equipment, Instruments & Components	3.1
Electrical Equipment	3.1
REITs - Diversified	2.1
Health Care Equipment & Supplies	2.1
Other Investments, less than 2% each	13.0
Short-Term Investments	0.9

Total Investments	97.7
Other assets less liabilities	2.3

Net Assets	100.0%

Currency Exposure Summary at December 31, 2021

Euro	44.4%
British Pound	16.0
Japanese Yen	11.9
Danish Krone	11.1
United States Dollar	6.5
Hong Kong Dollar	3.4
Swiss Franc	2.9
Other, less than 2% each	1.5

Total Investments	97.7
Other assets less liabilities	2.3

Net Assets	100.0%

See accompanying notes to financial statements.

43  |

Portfolio of Investments — as of December 31, 2021

Mirova U.S. Sustainable Equity Fund

Shares	Description	Value (†)
Common Stocks — 100.6% of Net Assets
	Auto Components — 2.8%
851	Aptiv PLC(a)	$140,373

	Banks — 3.3%
522	Signature Bank	168,851

	Chemicals — 4.0%
869	Ecolab, Inc.	203,859

	Commercial Services & Supplies — 3.6%
1,087	Waste Management, Inc.	181,420

	Communications Equipment — 1.0%
833	Cisco Systems, Inc.	52,787

	Containers & Packaging — 2.0%
1,037	Ball Corp.	99,832

	Diversified Consumer Services — 1.3%
517	Bright Horizons Family Solutions, Inc.(a)	65,080

	Diversified Telecommunication Services — 1.0%
936	Verizon Communications, Inc.	48,635

	Electric Utilities — 4.7%
2,545	NextEra Energy, Inc.	237,601

	Electrical Equipment — 0.9%
1,377	Sunrun, Inc.(a)	47,231

	Electronic Equipment, Instruments & Components — 1.4%
817	Trimble, Inc.(a)	71,234

	Health Care Equipment & Supplies — 3.2%
457	Intuitive Surgical, Inc.(a)	164,200

	Household Products — 1.2%
735	Colgate-Palmolive Co.	62,725

	Industrial Conglomerates — 4.7%
481	Roper Technologies, Inc.	236,585

	Internet & Direct Marketing Retail — 4.4%
3,315	eBay, Inc.	220,448

	IT Services — 8.1%
183	Accenture PLC, Class A	75,862
646	MasterCard, Inc., Class A	232,121
456	Visa, Inc., Class A	98,820

		406,803

	Life Sciences Tools & Services — 12.6%
978	Danaher Corp.	321,772
468	Thermo Fisher Scientific, Inc.	312,268

		634,040

	Machinery — 6.3%
700	Watts Water Technologies, Inc., Series A	135,919
1,517	Xylem, Inc.	181,919

		317,838

	Personal Products — 3.3%
445	Estee Lauder Cos., Inc. (The), Class A	164,739

	Pharmaceuticals — 2.8%
521	Eli Lilly & Co.	143,911

	Semiconductors & Semiconductor Equipment — 9.5%
967	First Solar, Inc.(a)	84,284
788	NVIDIA Corp.	231,758
1,358	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	163,381

		479,423

	Software — 14.5%
348	Adobe, Inc.(a)	197,337
399	Avalara, Inc.(a)	51,515
	Software — continued
1,189	Microsoft Corp.	$399,884
976	Oracle Corp.	85,117

		733,853

	Water Utilities — 4.0%
1,062	American Water Works Co., Inc.	200,569

	Total Common Stocks (Identified Cost $3,952,393)	5,082,037

Principal Amount
Short-Term Investments — 0.2%
$9,874	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $9,874 on 1/03/2022 collateralized by $7,300 U.S. Treasury Bond, 4.375% due 11/15/2039 valued at $10,160 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $9,874)	9,874

	Total Investments — 100.8% (Identified Cost $3,962,267)	5,091,911
	Other assets less liabilities — (0.8)%	(41,086)

	Net Assets — 100.0%	$5,050,825

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2021

Software	14.5%
Life Sciences Tools & Services	12.6
Semiconductors & Semiconductor Equipment	9.5
IT Services	8.1
Machinery	6.3
Electric Utilities	4.7
Industrial Conglomerates	4.7
Internet & Direct Marketing Retail	4.4
Chemicals	4.0
Water Utilities	4.0
Commercial Services & Supplies	3.6
Banks	3.3
Personal Products	3.3
Health Care Equipment & Supplies	3.2
Pharmaceuticals	2.8
Auto Components	2.8
Containers & Packaging	2.0
Other Investments, less than 2% each	6.8
Short-Term Investments	0.2

Total Investments	100.8
Other assets less liabilities	(0.8)

Net Assets	100.0%

See accompanying notes to financial statements.

|  44

Statements of Assets and Liabilities

December 31, 2021

	Gateway Fund	Gateway Equity Call Premium Fund	Mirova Global Green Bond Fund
ASSETS
Investments at cost	$3,119,447,422	$56,052,966	$45,585,871
Net unrealized appreciation (depreciation)	5,252,824,709	50,363,850	(517,114)

Investments at value	8,372,272,131	106,416,816	45,068,757
Cash	463,379	5,769	—
Due from brokers (including variation margin on futures contracts) (Note 2)	—	—	1,394,440
Foreign currency at value (identified cost $0, $0 and $652,314, respectively)	—	—	657,831
Receivable for Fund shares sold	13,334,486	2,039,612	257,483
Receivable from investment adviser (Note 6)	—	—	17,789
Dividends and interest receivable	4,024,003	67,203	296,927
Unrealized appreciation on futures contracts (Note 2)	—	—	8,002
Prepaid expenses (Note 9)	448	5	2

TOTAL ASSETS	8,390,094,447	108,529,405	47,701,231

LIABILITIES
Options written, at value (premiums received $183,872,920, $2,325,482 and $0, respectively) (Note 2)	196,119,210	2,483,580	—
Payable for Fund shares redeemed	3,467,099	20,349	15,655
Unrealized depreciation on futures contracts (Note 2)	—	—	482,232
Management fees payable (Note 6)	4,008,908	32,194	—
Deferred Trustees’ fees (Note 6)	1,284,573	58,421	20,549
Administrative fees payable (Note 6)	292,814	3,691	1,700
Payable to distributor (Note 6d)	48,323	264	386
Audit and tax services fees payable	51,957	50,701	42,724
Other accounts payable and accrued expenses	278,998	12,564	12,911

TOTAL LIABILITIES	205,551,882	2,661,764	576,157

NET ASSETS	$8,184,542,565	$105,867,641	$47,125,074

NET ASSETS CONSIST OF:
Paid-in capital	$4,654,096,993	$70,919,980	$47,424,262
Accumulated earnings (loss)	3,530,445,572	34,947,661	(299,188)

NET ASSETS	$8,184,542,565	$105,867,641	$47,125,074

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,073,713,024	$2,612,894	$6,797,979

Shares of beneficial interest	26,378,724	156,857	670,621

Net asset value and redemption price per share	$40.70	$16.66	$10.14

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$43.18	$17.68	$10.59

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$114,019,045	$813,543	$—

Shares of beneficial interest	2,821,874	49,258	—

Net asset value and offering price per share	$40.41	$16.52	$—

Class N shares:
Net assets	$504,299,257	$436,979	$8,109,637

Shares of beneficial interest	12,396,372	26,273	797,588

Net asset value, offering and redemption price per share	$40.68	$16.63	$10.17

Class Y shares:
Net assets	$6,492,511,239	$102,004,225	$32,217,458

Shares of beneficial interest	159,620,167	6,127,780	3,172,220

Net asset value, offering and redemption price per share	$40.67	$16.65	$10.16

See accompanying notes to financial statements.

45  |

Statements of Assets and Liabilities (continued)

December 31, 2021

	Mirova Global Sustainable Equity Fund	Mirova International Sustainable Equity Fund	Mirova U.S. Sustainable Equity Fund
ASSETS
Investments at cost	$930,876,406	$23,365,120	$3,962,267
Net unrealized appreciation	162,570,953	5,670,036	1,129,644

Investments at value	1,093,447,359	29,035,156	5,091,911
Foreign currency at value (identified cost $8,656,601, $574,019 and $0, respectively)	8,618,760	575,675	—
Receivable for Fund shares sold	16,848,786	112,562	—
Receivable from investment adviser (Note 6)	—	—	5,112
Receivable for securities sold	4,791,932	—	—
Dividends receivable	241,865	27,810	1,314
Tax reclaims receivable	672,883	58,363	—
Prepaid expenses (Note 9)	65	1	—

TOTAL ASSETS	1,124,621,650	29,809,567	5,098,337

LIABILITIES
Payable for securities purchased	2,347,143	—	—
Payable for Fund shares redeemed	785,255	1,241	—
Management fees payable (Note 6)	616,319	10,308	—
Deferred Trustees’ fees (Note 6)	39,300	11,585	2,950
Administrative fees payable (Note 6)	39,641	1,075	188
Payable to distributor (Note 6d)	7,730	14	8
Audit and tax services fees payable	42,486	42,323	41,932
Other accounts payable and accrued expenses	61,785	11,075	2,434

TOTAL LIABILITIES	3,939,659	77,621	47,512

NET ASSETS	$1,120,681,991	$29,731,946	$5,050,825

NET ASSETS CONSIST OF:
Paid-in capital	$917,159,229	$24,310,970	$3,755,687
Accumulated earnings	203,522,762	5,420,976	1,295,138

NET ASSETS	$1,120,681,991	$29,731,946	$5,050,825

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$43,116,668	$379,860	$12,381

Shares of beneficial interest	2,100,413	26,480	985

Net asset value and redemption price per share	$20.53	$14.35	$12.57

Offering price per share (100/94.25 of net asset value) (Note 1)	$21.78	$15.23	$13.34

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$17,248,198	$—	$101,223

Shares of beneficial interest	878,907	—	8,117

Net asset value and offering price per share	$19.62	$—	$12.47

Class N shares:
Net assets	$219,678,737	$27,569,056	$4,892,755

Shares of beneficial interest	10,604,351	1,914,478	388,535

Net asset value, offering and redemption price per share	$20.72	$14.40	$12.59

Class Y shares:
Net assets	$840,638,388	$1,783,030	$44,466

Shares of beneficial interest	40,585,735	123,975	3,533

Net asset value, offering and redemption price per share	$20.71	$14.38	$12.59

See accompanying notes to financial statements.

|  46

Statements of Operations

For the Year Ended December 31, 2021

	Gateway Fund	Gateway Equity Call Premium Fund	Mirova Global Green Bond Fund
INVESTMENT INCOME
Dividends	$105,816,473	$1,197,085	$—
Interest	—	—	579,048
Less net foreign taxes withheld	(73,408)	(4,324)	—

	105,743,065	1,192,761	579,048

Expenses
Management fees (Note 6)	45,948,325	502,249	225,596
Service and distribution fees (Note 6)	3,797,535	12,414	16,115
Administrative fees (Note 6)	3,226,022	35,084	18,346
Trustees’ fees and expenses (Note 6)	385,249	21,669	16,092
Transfer agent fees and expenses (Notes 6 and 8)	4,298,979	29,262	35,859
Audit and tax services fees	51,768	50,702	42,726
Custodian fees and expenses (Note 7)	206,340	34,825	12,370
Interest expense (Note 11)	1,036	—	15,665
Legal fees (Note 9)	253,242	2,477	1,414
Registration fees	166,017	74,622	84,612
Regulatory filing fees (Note 7)	13,000	13,000	13,000
Shareholder reporting expenses	336,361	5,011	9,220
Miscellaneous expenses	185,536	16,865	14,457

Total expenses	58,869,410	798,180	505,472
Less waiver and/or expense reimbursement (Notes 6 and 7)	(2,382,973)	(144,520)	(188,408)

Net expenses	56,486,437	653,660	317,064

Net investment income	49,256,628	539,101	261,984

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	24,159,462	816,922	499,144
Futures contracts	—	—	1,890,964
Options written	(573,866,563)	(6,218,472)	—
Foreign currency transactions (Note 2c)	265	(51)	(71,202)
Net change in unrealized appreciation (depreciation) on:
Investments	1,271,357,435	18,758,911	(3,920,415)
Futures contracts	—	—	134,931
Options written	42,892,077	308,851	—
Foreign currency translations (Note 2c)	101	3	(36,583)

Net realized and unrealized gain (loss) on investments, futures contracts, options written and foreign currency transactions	764,542,777	13,666,164	(1,503,161)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$813,799,405	$14,205,265	$(1,241,177)

See accompanying notes to financial statements.

47  |

Statements of Operations (continued)

For the Year Ended December 31, 2021

	Mirova Global Sustainable Equity Fund	Mirova International Sustainable Equity Fund	Mirova U.S. Sustainable Equity Fund
INVESTMENT INCOME
Dividends	$12,408,368	$558,518	$45,305
Non-cash dividends (Note 2b)	766,475	29,875	—
Less net foreign taxes withheld	(856,412)	(53,714)	(605)

	12,318,431	534,679	44,700

Expenses
Management fees (Note 6)	8,404,452	231,931	35,955
Service and distribution fees (Note 6)	251,362	560	179
Administrative fees (Note 6)	447,480	12,350	2,356
Trustees’ fees and expenses (Note 6)	48,563	14,657	12,790
Transfer agent fees and expenses (Notes 6 and 8)	856,657	3,998	3,136
Audit and tax services fees	42,643	42,328	41,934
Custodian fees and expenses (Note 7)	101,758	23,680	1,874
Interest expense (Note 11)	60,684	2,889	64
Legal fees (Note 9)	35,582	885	202
Registration fees	121,105	52,857	66,036
Regulatory filing fees (Note 7)	13,000	13,000	13,000
Shareholder reporting expenses	86,644	5,313	3,990
Miscellaneous expenses	56,373	17,115	14,570

Total expenses	10,526,303	421,563	196,086
Fee/expense recovery (Note 6)	11,260	—	—
Less waiver and/or expense reimbursement (Notes 6 and 7)	(320,689)	(156,481)	(154,335)

Net expenses	10,216,874	265,082	41,751

Net investment income	2,101,557	269,597	2,949

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	150,957,057	274,548	433,439
Foreign currency transactions (Note 2c)	(649,118)	(48,805)	—
Net change in unrealized appreciation (depreciation) on:
Investments	23,642,041	1,058,413	1,023,001
Foreign currency translations (Note 2c)	(95,079)	(16,102)	—

Net realized and unrealized gain on investments and foreign currency transactions	173,854,901	1,268,054	1,456,440

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$175,956,458	$1,537,651	$1,459,389

See accompanying notes to financial statements.

|  48

Statements of Changes in Net Assets

	Gateway Fund		Gateway Equity Call Premium Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$49,256,628	$76,153,992	$539,101	$498,208
Net realized gain (loss) on investments, options written and foreign currency transactions	(549,706,836)	46,860,691	(5,401,601)	(3,316,965)
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	1,314,249,613	276,701,398	19,067,765	5,853,897

Net increase in net assets resulting from operations	813,799,405	399,716,081	14,205,265	3,035,140

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(4,616,139)	(8,569,381)	(7,926)	(11,504)
Class C	—	(262,085)	(75)	(567)
Class N	(3,190,505)	(4,232,561)	(4,105)	(5,747)
Class Y	(41,377,637)	(63,649,192)	(532,807)	(479,450)

Total distributions	(49,184,281)	(76,713,219)	(544,913)	(497,268)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	294,964,158	(1,355,251,327)	32,303,743	(7,048,972)

Net increase (decrease) in net assets	1,059,579,282	(1,032,248,465)	45,964,095	(4,511,100)
NET ASSETS
Beginning of the year	7,124,963,283	8,157,211,748	59,903,546	64,414,646

End of the year	$8,184,542,565	$7,124,963,283	$105,867,641	$59,903,546

See accompanying notes to financial statements.

49  |

Statements of Changes in Net Assets (continued)

	Mirova Global Green Bond Fund		Mirova Global Sustainable Equity Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$261,984	$336,331	$2,101,557	$99,557
Net realized gain on investments, futures contracts and foreign currency transactions	2,318,906	479,266	150,307,939	14,487,944
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(3,822,067)	1,935,396	23,546,962	109,269,573

Net increase (decrease) in net assets resulting from operations	(1,241,177)	2,750,993	175,956,458	123,857,074

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(196,254)	(169,497)	(4,789,380)	(119,993)
Class C	—	—	(1,953,531)	(49,885)
Class N	(286,884)	(504,197)	(22,974,524)	(227,737)
Class Y	(956,524)	(699,849)	(94,376,354)	(2,280,679)

Total distributions	(1,439,662)	(1,373,543)	(124,093,789)	(2,678,294)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	10,270,116	1,227,038	191,048,671	609,269,464

Net increase in net assets	7,589,277	2,604,488	242,911,340	730,448,244
NET ASSETS
Beginning of the year	39,535,797	36,931,309	877,770,651	147,322,407

End of the year	$47,125,074	$39,535,797	$1,120,681,991	$877,770,651

See accompanying notes to financial statements.

|  50

Statements of Changes in Net Assets (continued)

	Mirova International Sustainable Equity Fund		Mirova U.S. Sustainable Equity Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Period Ended December 31, 2020(a)
FROM OPERATIONS:
Net investment income (loss)	$269,597	$96,908	$2,949	$(864)
Net realized gain on investments and foreign currency transactions	225,743	1,661,085	433,439	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,042,311	1,732,345	1,023,001	106,643

Net increase in net assets resulting from operations	1,537,651	3,490,338	1,459,389	105,779

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(8,864)	(6,930)	(623)	—
Class C	—	—	(5,097)	—
Class N	(929,817)	(1,544,820)	(264,825)	—
Class Y	(41,940)	(6,899)	(2,393)	—

Total distributions	(980,621)	(1,558,649)	(272,938)	—

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	12,545,607	(2,508,593)	(1,244,405)	5,003,000

Net increase (decrease) in net assets	13,102,637	(576,904)	(57,954)	5,108,779
NET ASSETS
Beginning of the year	16,629,309	17,206,213	5,108,779	—

End of the year	$29,731,946	$16,629,309	$5,050,825	$5,108,779

(a)	From commencement of operations on December 15, 2020 through December 31, 2020.

See accompanying notes to financial statements.

51  |

Financial Highlights

For a share outstanding throughout each period.

	Gateway Fund—Class A
	Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$36.76		$34.69	$31.65	$33.47	$30.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18		0.30	0.37	0.34	0.39
Net realized and unrealized gain (loss)	3.93		2.08	3.05	(1.80)	2.58

Total from Investment Operations	4.11		2.38	3.42	(1.46)	2.97

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)		(0.31)	(0.38)	(0.36)	(0.34)

Net asset value, end of the period	$40.70		$36.76	$34.69	$31.65	$33.47

Total return(b)(c)	11.24%		6.92%	10.84%	(4.39)%	9.66%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,073,713		$987,702	$1,125,464	$1,177,641	$1,669,272
Net expenses(d)	0.94	%(e)	0.94%	0.94%	0.94%	0.94%
Gross expenses	0.98	%(e)	1.02%	1.01%	1.01%	1.02%
Net investment income	0.46%		0.88%	1.12%	1.03%	1.20%
Portfolio turnover rate	11%		22%	12%	10%	34%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes refund of prior year service fee of 0.01%. See Note 6b of Notes to Financial Statements.

See accompanying notes to financial statements.

|  52

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Fund—Class C
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$36.60	$34.54	$31.50	$33.32	$30.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.11)	0.04	0.12	0.09	0.14
Net realized and unrealized gain (loss)	3.92	2.07	3.03	(1.80)	2.57

Total from Investment Operations	3.81	2.11	3.15	(1.71)	2.71

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.05)	(0.11)	(0.11)	(0.11)

Net asset value, end of the period	$40.41	$36.60	$34.54	$31.50	$33.32

Total return(b)(c)	10.41%	6.13%	10.02%	(5.15)%	8.85%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$114,019	$142,623	$215,947	$272,904	$336,891
Net expenses(d)	1.70%	1.70%	1.70%	1.70%	1.70%
Gross expenses	1.73%	1.77%	1.76%	1.76%	1.77%
Net investment income (loss)	(0.30)%	0.12%	0.37%	0.27%	0.44%
Portfolio turnover rate	11%	22%	12%	10%	34%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

53  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Fund—Class N
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$36.74	$34.68	$31.63	$33.46	$31.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29	0.40	0.47	0.44	0.32
Net realized and unrealized gain (loss)	3.94	2.07	3.06	(1.81)	1.56

Total from Investment Operations	4.23	2.47	3.53	(1.37)	1.88

LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)	(0.41)	(0.48)	(0.46)	(0.31)

Net asset value, end of the period	$40.68	$36.74	$34.68	$31.63	$33.46

Total return(b)	11.57%	7.25%	11.17%	(4.13)%	5.93	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$504,299	$369,829	$369,793	$179,727	$126,262
Net expenses(d)	0.65%	0.65%	0.65%	0.65%	0.65	%(e)
Gross expenses	0.67%	0.70%	0.69%	0.70%	0.74	%(e)
Net investment income	0.74%	1.17%	1.40%	1.32%	1.42	%(e)
Portfolio turnover rate	11%	22%	12%	10%	34	%(f)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Fund—Class Y
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$36.73	$34.67	$31.63	$33.46	$30.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.27	0.38	0.46	0.43	0.47
Net realized and unrealized gain (loss)	3.94	2.07	3.04	(1.81)	2.58

Total from Investment Operations	4.21	2.45	3.50	(1.38)	3.05

LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)	(0.39)	(0.46)	(0.45)	(0.42)

Net asset value, end of the period	$40.67	$36.73	$34.67	$31.63	$33.46

Total return(b)	11.49%	7.19%	11.12%	(4.18)%	9.93%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,492,511	$5,624,810	$6,446,007	$6,508,061	$6,392,640
Net expenses(c)	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expenses	0.73%	0.77%	0.76%	0.76%	0.77%
Net investment income	0.70%	1.12%	1.37%	1.28%	1.44%
Portfolio turnover rate	11%	22%	12%	10%	34%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

55  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class A
	Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$14.03		$13.07	$11.32	$12.08	$10.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07		0.09	0.10	0.09	0.10
Net realized and unrealized gain (loss)	2.62		0.95	1.76	(0.76)	1.18

Total from Investment Operations	2.69		1.04	1.86	(0.67)	1.28

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)		(0.08)	(0.11)	(0.09)	(0.09)

Net asset value, end of the period	$16.66		$14.03	$13.07	$11.32	$12.08

Total return(b)(c)	19.20%		8.06%	16.46%	(5.60)%	11.80%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,613		$1,456	$2,363	$2,375	$7,085
Net expenses(d)	1.03	%(e)(f)	1.20%	1.20%	1.20%	1.20%
Gross expenses	1.20%		1.43%	1.42%	1.44%	1.30%
Net investment income	0.43%		0.69%	0.82%	0.73%	0.85%
Portfolio turnover rate	5%		15%	17%	58%	19%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2021, the expense limit decreased from 1.20% to 0.93%.
(f)	Includes additional voluntary waiver of advisory fee of 0.02%.

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class C
	Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$13.96		$13.03	$11.29	$12.05	$10.87

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.05)		(0.01)	0.01	0.00 (b)	0.01
Net realized and unrealized gain (loss)	2.61		0.95	1.74	(0.75)	1.18

Total from Investment Operations	2.56		0.94	1.75	(0.75)	1.19

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	(0.01)	(0.01)	(0.01)	(0.01)

Net asset value, end of the period	$16.52		$13.96	$13.03	$11.29	$12.05

Total return(c)(d)	18.28%		7.23%	15.54%	(6.24)%	10.95%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$814		$741	$727	$849	$648
Net expenses(e)	1.79	%(f)(g)	1.95%	1.95%	1.95%	1.95%
Gross expenses	1.96%		2.17%	2.17%	2.19%	2.05%
Net investment income (loss)	(0.33)%		(0.10)%	0.07%	0.02%	0.10%
Portfolio turnover rate	5%		15%	17%	58%	19%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 1.95% to 1.68%.
(g)	Includes additional voluntary waiver of advisory fee of 0.02%.

See accompanying notes to financial statements.

57  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class N
	Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$14.01		$13.06	$11.32	$12.09	$11.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11		0.12	0.13	0.13	0.10
Net realized and unrealized gain (loss)	2.61		0.95	1.76	(0.77)	0.75

Total from Investment Operations	2.72		1.07	1.89	(0.64)	0.85

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)		(0.12)	(0.15)	(0.13)	(0.10)

Net asset value, end of the period	$16.63		$14.01	$13.06	$11.32	$12.09

Total return(b)	19.49%		8.36%	16.73%	(5.32)%	7.50	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$437		$728	$530	$1	$1
Net expenses(d)	0.77	%(e)	0.90%	0.90%	0.90%	0.90	%(f)
Gross expenses	1.08%		1.29%	1.63%	15.41%	14.26	%(f)
Net investment income	0.70%		0.95%	1.03%	1.04%	1.22	%(f)
Portfolio turnover rate	5%		15%	17%	58%	19	%(g)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2021, the expense limit decreased from 0.90% to 0.63%.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class Y
	Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$14.02		$13.07	$11.32	$12.09	$10.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.11	0.13	0.12	0.13
Net realized and unrealized gain (loss)	2.63		0.96	1.76	(0.76)	1.19

Total from Investment Operations	2.73		1.07	1.89	(0.64)	1.32

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)		(0.12)	(0.14)	(0.13)	(0.12)

Net asset value, end of the period	$16.65		$14.02	$13.07	$11.32	$12.09

Total return(b)	19.43%		8.38%	16.67%	(5.37)%	12.21%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$102,004		$56,979	$60,794	$67,125	$73,255
Net expenses(c)	0.78	%(d)(e)	0.95%	0.95%	0.95%	0.95%
Gross expenses	0.95%		1.17%	1.17%	1.19%	1.05%
Net investment income	0.67%		0.90%	1.06%	1.01%	1.10%
Portfolio turnover rate	5%		15%	17%	58%	19%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2021, the expense limit decreased from 0.95% to 0.68%.
(e)	Includes additional voluntary waiver of advisory fee of 0.02%.

See accompanying notes to financial statements.

59  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Green Bond—Class A
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$10.77		$10.36		$9.71		$9.96		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04		0.07		0.09		0.08		0.04
Net realized and unrealized gain (loss)	(0.37)		0.71		0.80		(0.02)		0.11

Total from Investment Operations	(0.33)		0.78		0.89		0.06		0.15

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)		(0.18)		(0.10)		(0.31)		(0.19)
Net realized capital gains	(0.16)		(0.19)		(0.14)		—		—

Total Distributions	(0.30)		(0.37)		(0.24)		(0.31)		(0.19)

Net asset value, end of the period	$10.14		$10.77		$10.36		$9.71		$9.96

Total return(b)(c)	(3.02)%		7.61%		9.16%		0.64%		1.46	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,798		$5,674		$2,549		$814		$139
Net expenses(e)	0.96	%(f)(g)	0.97	%(h)	0.96	%(i)	0.96	%(j)	0.96	%(k)(l)
Gross expenses	1.41	%(g)	1.43	%(h)	1.56	%(i)	1.75	%(j)	5.23	%(k)(l)
Net investment income	0.39%		0.69%		0.86%		0.85%		0.49	%(k)
Portfolio turnover rate	37%		53%		25%		46%		46%

*	From commencement of operations on February 28, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 0.95% to 0.90%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.92% and the ratio of gross expenses would have been 1.37%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 1.41%.
(i)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 1.55%.
(j)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 1.74%.
(k)	Computed on an annualized basis for periods less than one year.
(l)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 5.22%.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Green Bond—Class N
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$10.80		$10.39		$9.73		$9.98		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07		0.10		0.12		0.11		0.06
Net realized and unrealized gain (loss)	(0.36)		0.71		0.80		(0.02)		0.12

Total from Investment Operations	(0.29)		0.81		0.92		0.09		0.18

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)		(0.21)		(0.12)		(0.34)		(0.20)
Net realized capital gains	(0.16)		(0.19)		(0.14)		—		—

Total Distributions	(0.34)		(0.40)		(0.26)		(0.34)		(0.20)

Net asset value, end of the period	$10.17		$10.80		$10.39		$9.73		$9.98

Total return(b)	(2.73)%		7.89%		9.52%		0.93%		1.77	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$8,110		$11,781		$27,322		$27,050		$25,805
Net expenses(d)	0.67	%(e)(f)	0.67	%(g)	0.66	%(h)	0.66	%(i)	0.67	%(j)(k)
Gross expenses	1.05	%(f)	1.07	%(g)	1.08	%(h)	1.12	%(i)	1.11	%(j)(k)
Net investment income	0.69%		0.96%		1.17%		1.13%		0.75	%(j)
Portfolio turnover rate	37%		53%		25%		46%		46%

*	From commencement of operations on February 28, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2021, the expense limit decreased from 0.65% to 0.60%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.63% and the ratio of gross expenses would have been 1.02%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.65% and the ratio of gross expenses would have been 1.05%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.65% and the ratio of gross expenses would have been 1.07%.
(i)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.65% and the ratio of gross expenses would have been 1.11%.
(j)	Computed on an annualized basis for periods less than one year.
(k)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.65% and the ratio of gross expenses would have been 1.10%.

See accompanying notes to financial statements.

61  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Green Bond—Class Y
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$10.79		$10.37		$9.72		$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07		0.10		0.11		0.12		0.06
Net realized and unrealized gain (loss)	(0.37)		0.72		0.80		(0.03)		0.11

Total from Investment Operations	(0.30)		0.82		0.91		0.09		0.17

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)		(0.21)		(0.12)		(0.34)		(0.20)
Net realized capital gains	(0.16)		(0.19)		(0.14)		—		—

Total Distributions	(0.33)		(0.40)		(0.26)		(0.34)		(0.20)

Net asset value, end of the period	$10.16		$10.79		$10.37		$9.72		$9.97

Total return(b)	(2.69)%		7.85%		9.38%		0.89%		1.66	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$32,217		$22,081		$7,060		$1,205		$43
Net expenses(d)	0.71	%(e)(f)	0.72	%(g)	0.71	%(h)	0.71	%(i)	0.71	%(j)(k)
Gross expenses	1.16	%(f)	1.18	%(g)	1.28	%(h)	1.39	%(i)	3.62	%(j)(k)
Net investment income	0.63%		0.94%		1.10%		1.19%		0.71	%(j)
Portfolio turnover rate	37%		53%		25%		46%		46%

*	From commencement of operations on February 28, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2021, the expense limit decreased from 0.70% to 0.65%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.67% and the ratio of gross expenses would have been 1.13%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.70% and the ratio of gross expenses would have been 1.16%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.70% and the ratio of gross expenses would have been 1.27%.
(i)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.70% and the ratio of gross expenses would have been 1.39%.
(j)	Computed on an annualized basis for periods less than one year.
(k)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.70% and the ratio of gross expenses would have been 3.62%.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class A
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017
Net asset value, beginning of the period	$19.57		$14.92		$11.45		$12.77		$9.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.01)		(0.02)		0.03		0.00	(b)	(0.04)
Net realized and unrealized gain (loss)	3.45		4.77		3.69		(0.84)		3.06

Total from Investment Operations	3.44		4.75		3.72		(0.84)		3.02

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	(0.00	)(b)	(0.03)		(0.00	)(b)	(0.03)
Net realized capital gains	(2.48)		(0.10)		(0.22)		(0.48)		(0.12)

Total Distributions	(2.48)		(0.10)		(0.25)		(0.48)		(0.15)

Net asset value, end of the period	$20.53		$19.57		$14.92		$11.45		$12.77

Total return(c)(d)	17.82%		32.07%		32.63%		(6.54)%		30.44%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$43,117		$33,625		$12,884		$6,360		$3,260
Net expenses(e)	1.21	%(f)	1.20%		1.21	%(g)	1.30	%(h)(i)	1.29%
Gross expenses	1.24	%(f)	1.24%		1.39	%(g)	1.39	%(h)	1.43%
Net investment income (loss)	(0.03)%		(0.14)%		0.21%		0.03%		(0.36)%
Portfolio turnover rate	40	%(j)	11%		23%		19%		20%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.20% and the ratio of gross expenses would have been 1.24%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.20% and the ratio of gross expenses would have been 1.38%.
(h)	Includes interest expense of less than 0.01%.
(i)	Effective December 28, 2018, the expense limit decreased from 1.30% to 1.20%.
(j)	The variation in the Fund’s turnover rate from 2020 to 2021 was primarily due to an increase in shareholder activity.

See accompanying notes to financial statements.

63  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class C
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017
Net asset value, beginning of the period	$18.95		$14.56		$11.24		$12.63		$9.85

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.16)		(0.13)		(0.07)		(0.09)		(0.12)
Net realized and unrealized gain (loss)	3.31		4.62		3.61		(0.82)		3.02

Total from Investment Operations	3.15		4.49		3.54		(0.91)		2.90

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	(0.00	)(b)	—		—		—
Net realized capital gains	(2.48)		(0.10)		(0.22)		(0.48)		(0.12)

Total Distributions	(2.48)		(0.10)		(0.22)		(0.48)		(0.12)

Net asset value, end of the period	$19.62		$18.95		$14.56		$11.24		$12.63

Total return(c)(d)	16.85%		31.07%		31.66%		(7.20)%		29.40%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$17,248		$11,196		$5,406		$2,706		$1,164
Net expenses(e)	1.96	%(f)	1.95%		1.96	%(g)	2.05	%(h)(i)	2.04%
Gross expenses	1.99	%(f)	1.99%		2.14	%(g)	2.14	%(h)	2.18%
Net investment loss	(0.79)%		(0.84)%		(0.52)%		(0.72)%		(1.02)%
Portfolio turnover rate	40	%(j)	11%		23%		19%		20%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.95% and the ratio of gross expenses would have been 1.99%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.95% and the ratio of gross expenses would have been 2.13%.
(h)	Includes interest expense of less than 0.01%.
(i)	Effective December 28, 2018, the expense limit decreased from 2.05% to 1.95%.
(j)	The variation in the Fund’s turnover rate from 2020 to 2021 was primarily due to an increase in shareholder activity.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class N
	Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$19.71		$14.99	$11.49		$12.81		$11.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.05		0.01	0.06		(0.01)		0.02
Net realized and unrealized gain (loss)	3.49		4.82	3.72		(0.79)		1.66

Total from Investment Operations	3.54		4.83	3.78		(0.80)		1.68

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)		(0.01)	(0.06)		(0.04)		(0.04)
Net realized capital gains	(2.48)		(0.10)	(0.22)		(0.48)		(0.12)

Total Distributions	(2.53)		(0.11)	(0.28)		(0.52)		(0.16)

Net asset value, end of the period	$20.72		$19.71	$14.99		$11.49		$12.81

Total return(b)	18.17%		32.44%	33.05%		(6.26)%		14.81	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$219,679		$72,768	$11,000		$2,842		$1
Net expenses(d)	0.91	%(e)(f)	0.90%	0.90	%(g)	1.01	%(h)(i)	1.00	%(j)
Gross expenses	0.91	%(e)(f)	0.93%	1.08	%(g)	1.08	%(h)	14.30	%(j)
Net investment income (loss)	0.24%		0.08%	0.46%		(0.08)%		0.29	%(j)
Portfolio turnover rate	40	%(k)	11%	23%		19%		20	%(l)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.90% and the ratio of gross expenses would have been 0.90%.
(f)	Includes fee/expense recovery of 0.01%.
(g)	Includes interest expense of less than 0.01%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.99% and the ratio of gross expenses would have been 1.07%.
(i)	Effective December 28, 2018, the expense limit decreased from 1.00% to 0.90%.
(j)	Computed on an annualized basis for periods less than one year.
(k)	The variation in the Fund’s turnover rate from 2020 to 2021 was primarily due to an increase in shareholder activity.
(l)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class Y
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017
Net asset value, beginning of the period	$19.71		$14.99		$11.49		$12.81		$9.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05		0.01		0.07		0.04		0.03
Net realized and unrealized gain (loss)	3.46		4.81		3.70		(0.85)		3.02

Total from Investment Operations	3.51		4.82		3.77		(0.81)		3.05

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)		(0.00	)(b)	(0.05)		(0.03)		(0.03)
Net realized capital gains	(2.48)		(0.10)		(0.22)		(0.48)		(0.12)

Total Distributions	(2.51)		(0.10)		(0.27)		(0.51)		(0.15)

Net asset value, end of the period	$20.71		$19.71		$14.99		$11.49		$12.81

Total return(c)	18.06%		32.42%		32.99%		(6.32)%		30.75%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$840,638		$760,181		$118,032		$69,705		$63,359
Net expenses(d)	0.96	%(e)	0.95%		0.96	%(f)	1.05	%(g)(h)	1.04%
Gross expenses	0.99	%(e)	0.99%		1.14	%(f)	1.15	%(g)	1.16%
Net investment income	0.22%		0.06%		0.50%		0.29%		0.26%
Portfolio turnover rate	40	%(i)	11%		23%		19%		20%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 0.99%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 1.13%.
(g)	Includes interest expense of less than 0.01%.
(h)	Effective December 28, 2018, the expense limit decreased from 1.05% to 0.95%.
(i)	The variation in the Fund’s turnover rate from 2020 to 2021 was primarily due to an increase in shareholder activity.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova International Sustainable Equity Fund—Class A
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*
Net asset value, beginning of the period	$13.95		$12.51		$10.03		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.08		(0.01)		0.12		(0.00	)(b)
Net realized and unrealized gain (loss)	0.78		2.87		2.48		0.03

Total from Investment Operations	0.86		2.86		2.60		0.03

LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)		(0.12)		(0.12)		—
Net realized capital gains	(0.37)		(1.30)		—		—

Total Distributions	(0.46)		(1.42)		(0.12)		—

Net asset value, end of the period	$14.35		$13.95		$12.51		$10.03

Total return(c)(d)	6.22%		23.18%		25.97%		0.30	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$380		$76		$4		$1
Net expenses(f)	1.21	%(g)	1.26	%(h)	1.21	%(i)	1.20	%(j)
Gross expenses	2.08	%(g)	5.69	%(h)	107.91	%(i)	22.87	%(j)
Net investment income (loss)	0.57%		(0.04)%		1.09%		(1.20	)%(j)
Portfolio turnover rate	8%		11%		8%		0%

*	From commencement of operations on December 28, 2018 through December 31, 2018.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.20% and the ratio of gross expenses would have been 2.07%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.20% and the ratio of gross expenses would have been 5.64%.
(i)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.20% and the ratio of gross expenses would have been 107.90%.
(j)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

67  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova International Sustainable Equity Fund—Class N
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*
Net asset value, beginning of the period	$13.99		$12.51		$10.03		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.14		0.07		0.15		(0.00	)(b)
Net realized and unrealized gain (loss)	0.76		2.84		2.49		0.03

Total from Investment Operations	0.90		2.91		2.64		0.03

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)		(0.13)		(0.16)		—
Net realized capital gains	(0.37)		(1.30)		—		—

Total Distributions	(0.49)		(1.43)		(0.16)		—

Net asset value, end of the period	$14.40		$13.99		$12.51		$10.03

Total return(c)	6.47%		23.60%		26.31%		0.30	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$27,569		$16,478		$17,193		$10,035
Net expenses(e)	0.91	%(f)	0.93	%(g)	0.92	%(h)	0.90	%(i)
Gross expenses	1.44	%(f)	1.83	%(g)	1.99	%(h)	22.55	%(i)
Net investment income (loss)	0.94%		0.58%		1.36%		(0.90	)%(i)
Portfolio turnover rate	8%		11%		8%		0%

*	From commencement of operations on December 28, 2018 through December 31, 2018.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.90% and the ratio of gross expenses would have been 1.43%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.90% and the ratio of gross expenses would have been 1.80%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.75% and the ratio of gross expenses would have been 1.22%.
(i)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova International Sustainable Equity Fund—Class Y
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*
Net asset value, beginning of the period	$13.98		$12.50		$10.03		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.08		0.03		0.15		(0.00	)(b)
Net realized and unrealized gain (loss)	0.80		2.88		2.48		0.03

Total from Investment Operations	0.88		2.91		2.63		0.03

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)		(0.13)		(0.16)		—
Net realized capital gains	(0.37)		(1.30)		—		—

Total Distributions	(0.48)		(1.43)		(0.16)		—

Net asset value, end of the period	$14.38		$13.98		$12.50		$10.03

Total return(c)	6.39%		23.60%		26.21%		0.30	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,783		$75		$9		$1
Net expenses(e)	0.96	%(f)	1.00	%(g)	0.96	%(h)	0.95	%(i)
Gross expenses	1.83	%(f)	6.51	%(g)	94.13	%(h)	22.51	%(i)
Net investment income (loss)	0.52%		0.21%		1.36%		(0.95	)%(i)
Portfolio turnover rate	8%		11%		8%		0%

*	From commencement of operations on December 28, 2018 through December 31, 2018.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 1.82%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 6.46%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 94.12%.
(i)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova U.S. Sustainable Equity Fund—Class A
	Year Ended December 31, 2021		Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.21		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.04)		(0.00	)(b)
Net realized and unrealized gain (loss)	3.06		0.21

Total from Investment Operations	3.02		0.21

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	—
Net realized capital gains	(0.66)		—

Total Distributions	(0.66)		—

Net asset value, end of the period	$12.57		$10.21

Total return(c)(d)	29.65%		2.10	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$12		$1
Net expenses(f)	1.05%		1.05	%(g)
Gross expenses	8.99%		23.61	%(g)
Net investment loss	(0.31)%		(0.73	)%(g)
Portfolio turnover rate	9%		0%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova U.S. Sustainable Equity Fund—Class C
	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.21	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.12)	(0.01)
Net realized and unrealized gain (loss)	3.04	0.22

Total from Investment Operations	2.92	0.21

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(0.66)	—

Net asset value, end of the period	$12.47	$10.21

Total return(b)(c)	28.62%	2.10	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$101	$1
Net expenses(e)	1.80%	1.80	%(f)
Gross expenses	9.37%	24.34	%(f)
Net investment loss	(0.91)%	(1.45	)%(f)
Portfolio turnover rate	9%	0%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova U.S. Sustainable Equity Fund—Class N
	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.21	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.01	(0.00	)(b)
Net realized and unrealized gain (loss)	3.05	0.21

Total from Investment Operations	3.06	0.21

LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)	—
Net realized capital gains	(0.66)	—

Total Distributions	(0.68)	—

Net asset value, end of the period	$12.59	$10.21

Total return(c)	29.99%	2.10	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$4,893	$5,106
Net expenses(e)	0.75%	0.75	%(f)
Gross expenses	3.50%	17.07	%(f)
Net investment income (loss)	0.06%	(0.39	)%(f)
Portfolio turnover rate	9%	0%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  72

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova U.S. Sustainable Equity Fund—Class Y
	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.21	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)(b)	(0.00)	(0.00)
Net realized and unrealized gain (loss)	3.06	0.21

Total from Investment Operations	3.06	0.21

LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)	—
Net realized capital gains	(0.66)	—

Total Distributions	(0.68)	—

Net asset value, end of the period	$12.59	$10.21

Total return(c)	29.97%	2.10	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$44	$1
Net expenses(e)	0.80%	0.80	%(f)
Gross expenses	8.79%	23.24	%(f)
Net investment loss	(0.01)%	(0.36	)%(f)
Portfolio turnover rate	9%	0%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

73  |

Notes to Financial Statements

December 31, 2021

1.  Organization.  Gateway Trust and Natixis Funds Trust I (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Gateway Trust:

Gateway Fund

Gateway Equity Call Premium Fund

Natixis Funds Trust I:

Mirova Global Green Bond Fund (the “Global Green Bond Fund”)

Mirova Global Sustainable Equity Fund (the “Global Sustainable Equity Fund”)

Mirova International Sustainable Equity Fund (the “International Sustainable Equity Fund”)

Mirova U.S. Sustainable Equity Fund (the “U.S. Sustainable Equity Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C, Class N and Class Y shares, except for Global Green Bond Fund and International Sustainable Equity Fund, which do not offer Class C shares.

Class A shares are sold with a maximum front-end sales charge of 5.75% for all Funds except for Global Green Bond Fund which are sold with a maximum front-end sales charge of 4.25%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares) (prior to May 1, 2021, Class C shares automatically converted to Class A shares after ten years) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available,

|  74

Notes to Financial Statements (continued)

December 31, 2021

unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Domestic exchange-traded index option contracts are valued at the mean of the National Best Bid and Offer quotations as determined by the Options Price Reporting Authority.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

As of December 31, 2021, securities held by the Funds were fair valued as follows:

Fund	Equity securities[1]	Percentage of Net Assets
Global Sustainable Equity Fund	$415,732,002	37.1%
International Sustainable Equity Fund	26,685,180	89.8%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Dividends reinvested and stock dividends are reflected as non-cash dividends on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the

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December 31, 2021

fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Futures Contracts.  A Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Gross unrealized appreciation (depreciation) on futures contracts is recorded in the Statements of Assets and Liabilities as an asset (liability). The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

e.  Option Contracts.  Gateway Fund and Gateway Equity Call Premium Fund’s investment strategies make use of exchange-traded options. Exchange-traded options are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to a Fund are reduced.

When a Fund writes an index call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value until the option expires or a Fund enters into a closing purchase transaction. When an index call option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. A Fund, as writer of an index call option, bears the risk of an unfavorable change in the market value of the index underlying the written option.

When a Fund purchases an index put option, it pays a premium and the index put option is subsequently marked-to-market to reflect current value until the option expires or a Fund enters into a closing sale transaction. Premiums paid for purchasing index put options which expire are treated as realized losses. When a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing index put options is limited to the premium paid. Option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

f.  Due from Brokers.  Transactions and positions in certain futures contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Global Green Bond Fund represents cash pledged as collateral for futures contracts (including variation margin, as applicable). In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

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Notes to Financial Statements (continued)

December 31, 2021

g.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2021 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

Certain Funds have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries (EU reclaims) and may continue to make such filings when it is determined to be in the best interest of the Funds and their shareholders. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. EU reclaims are recognized by a Fund when deemed more likely than not to be collected, and are reflected as a reduction of foreign taxes withheld in the Statements of Operations. Any related receivable is reflected as tax reclaims receivable in the Statements of Assets and Liabilities. Under certain circumstances, EU reclaims may be subject to closing agreements with the Internal Revenue Service (IRS), which may materially reduce the reclaim amounts realized by the Funds. Fees and expenses associated with closing agreements will be reflected in the Statements of Operations when it is determined that a closing agreement with the IRS is required.

h.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization, futures contract mark-to-market, non-deductible expenses, capital gain distribution received, return of capital distributions received, distribution re-designations and foreign currency gains and losses. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to wash sales, deferred Trustees’ fees, premium amortization, foreign currency gains and losses, future contract mark-to-market, capital gain distribution received and return of capital distributions received. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

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Notes to Financial Statements (continued)

December 31, 2021

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2021 and 2020 was as follows:

	2021 Distributions			2020 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Gateway Fund	$49,184,281	$—	$49,184,281	$76,713,219	$—	$76,713,219
Gateway Equity Call Premium Fund	544,913	—	544,913	497,268	—	497,268
Global Green Bond Fund	901,804	537,858	1,439,662	703,410	670,133	1,373,543
Global Sustainable Equity Fund	14,908,515	109,185,274	124,093,789	262,732	2,415,562	2,678,294
International Sustainable Equity Fund	409,826	570,795	980,621	508,537	1,050,112	1,558,649
U.S. Sustainable Equity Fund	272,938	—	272,938	—	—	—

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Gateway Fund	Gateway Equity Call Premium Fund	Global Green Bond Fund
Undistributed ordinary income	$808,164	$10,661	$137,521
Undistributed long-term capital gains	—	—	453,642

Total undistributed earnings	808,164	10,661	591,163

Capital loss carryforward:
Short-term:
No expiration date	(1,184,785,617)	(8,151,305)	—
Long-term:
No expiration date	(573,854,387)	(7,210,074)	—

Total capital loss carryforward	(1,758,640,004)	(15,361,379)	—

Unrealized appreciation (depreciation)	5,289,561,985	50,356,798	(869,802)

Total accumulated earnings (losses)	$3,531,730,145	$35,006,080	$(278,639)

	Global Sustainable Equity Fund	International Sustainable Equity Fund	U.S. Sustainable Equity Fund
Undistributed ordinary income	$18,048,604	$—	$154,457
Undistributed long-term capital gains	23,761,658	—	13,987

Total undistributed earnings	41,810,262	—	168,444

Late-year ordinary and post-October capital loss deferrals*	—	(189,581)	—

Unrealized appreciation	161,751,800	5,622,142	1,129,644

Total accumulated earnings	$203,562,062	$5,432,561	$1,298,088

*

Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. International Sustainable Equity Fund is deferring capital and foreign currency losses.

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Notes to Financial Statements (continued)

December 31, 2021

As of December 31, 2021, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Gateway Fund	Gateway Equity Call Premium Fund	Global Green Bond Fund	Global Sustainable Equity Fund	International Sustainable Equity Fund	U.S. Sustainable Equity Fund
Federal tax cost	$3,035,711,922	$56,060,028	$45,935,323	$931,638,259	$23,414,371	$3,962,267

Gross tax appreciation	$5,308,496,463	$50,559,616	$819,146	$188,575,557	$6,623,867	$1,181,466
Gross tax depreciation	(18,934,619)	(202,828)	(1,685,712)	(26,766,457)	(1,003,082)	(51,822)

Net tax appreciation (depreciation)	$5,289,561,844	$50,356,788	$(866,566)	$161,809,100	$5,620,785	$1,129,644

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

i.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2021, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

j.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2021, at value:

Gateway Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$8,172,069,372	$—	$—	$8,172,069,372
Purchased Options(a)	46,998,365	—	—	46,998,365
Short-Term Investments	—	153,204,394	—	153,204,394

Total	$8,219,067,737	$153,204,394	$—	$8,372,272,131

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$(196,119,210)	$—	$—	$(196,119,210)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

December 31, 2021

Gateway Equity Call Premium Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$103,446,211	$—	$—	$103,446,211
Short-Term Investments	—	2,970,605	—	2,970,605

Total	$103,446,211	$2,970,605	$—	$106,416,816

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$(2,483,580)	$—	$—	$(2,483,580)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Global Green Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$41,895,210	$—	$41,895,210
Short-Term Investments	—	3,173,547	—	3,173,547
Futures Contracts (unrealized appreciation)	8,002	—	—	8,002

Total	$8,002	$45,068,757	$—	$45,076,759

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(482,232)	$—	$—	$(482,232)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Global Sustainable Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$—	$19,785,254	$—	$19,785,254
Denmark	—	92,116,319	—	92,116,319
France	—	34,052,989	—	34,052,989
Germany	—	57,178,892	—	57,178,892
Hong Kong	—	22,221,922	—	22,221,922
Japan	—	52,875,238	—	52,875,238
Netherlands	—	45,569,591	—	45,569,591
Spain	—	29,095,900	—	29,095,900
Switzerland	—	15,077,527	—	15,077,527
United Kingdom	—	47,758,370	—	47,758,370
All Other Common Stocks(a)	654,255,356	—	—	654,255,356

Total Common Stocks	654,255,356	415,732,002	—	1,069,987,358

Short-Term Investments	—	23,460,001	—	23,460,001

Total	$654,255,356	$439,192,003	$—	$1,093,447,359

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

December 31, 2021

International Sustainable Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$284,667	$—	$284,667
Belgium	—	1,500,305	—	1,500,305
Denmark	—	3,311,079	—	3,311,079
France	423,535	4,056,527	—	4,480,062
Germany	—	1,892,864	—	1,892,864
Hong Kong	—	1,015,289	—	1,015,289
Ireland	—	1,453,708	—	1,453,708
Japan	—	3,540,792	—	3,540,792
Netherlands	—	2,661,139	—	2,661,139
Norway	—	134,759	—	134,759
Spain	—	816,378	—	816,378
Switzerland	—	857,521	—	857,521
United Kingdom	—	5,160,152	—	5,160,152
All Other Common Stocks(a)	1,666,734	—	—	1,666,734

Total Common Stocks	2,090,269	26,685,180	—	28,775,449

Short-Term Investments	—	259,707	—	259,707

Total	$2,090,269	$26,944,887	$—	$29,035,156

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

U.S. Sustainable Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$5,082,037	$—	$—	$5,082,037
Short-Term Investments	—	9,874	—	9,874

Total	$5,082,037	$9,874	$—	$5,091,911

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments the Funds used during the period include written index call options, purchased index put options and futures contracts.

Through the use of index options, Gateway Fund and Gateway Equity Call Premium Fund intends that its risk management strategy will reduce the volatility inherent in equity investments while also allowing for more participation in equity returns than hybrid investments. Each Fund seeks to provide an efficient trade-off between risk and reward, where risk is characterized by volatility or fluctuations in value over time. To meet this objective, the Funds invest in a broadly diversified portfolio of common stocks, while also writing index call options and, for Gateway Fund, purchasing index put options. Writing index call options can reduce a Fund’s volatility, provide a steady cash flow and be an important source of a Fund’s return, although it also may reduce a Fund’s ability to profit from increases in the value of its equity portfolio. Buying index put options, can protect a Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price. For Gateway Fund, the combination of the diversified stock portfolio, the steady cash flow from writing of index call options and the downside protection from purchased index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. For Gateway Equity Call Premium Fund, the combination of the diversified stock portfolio and the steady cash flow from writing of index call options is intended to moderate the volatility of returns relative to an all-equity portfolio. During the year ended December 31, 2021, Gateway Fund used written index call options and purchased index put options and Gateway Equity Call Premium Fund used written index call options in accordance with these strategies.

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Notes to Financial Statements (continued)

December 31, 2021

Global Green Bond Fund seeks to provide total return, through a combination of capital appreciation and current income, by investing in green bonds. The Fund pursues its objective by primarily investing in fixed-income securities. In connection with its principal investment strategies, the Fund may also invest in various types of futures contracts for investment purposes. During the year ended December 31, 2021, Global Green Bond Fund used U.S. and foreign government bond futures to gain yield curve exposure.

Global Green Bond Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended December 31, 2021, Global Green Bond Fund used U.S. and foreign government bond futures to manage duration.

Global Green Bond Fund is also subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may use futures contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2021, Global Green Bond Fund used currency futures for hedging purposes.

The following is a summary of derivative instruments for Gateway Fund as of December 31, 2021, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]
Exchange-traded asset derivatives
Equity contracts	$46,998,365

Liabilities	Options written at value
Exchange-traded liability derivatives
Equity contracts	$(196,119,210)

[1]	Represents purchased options, at value.

Transactions in derivative instruments for Gateway Fund during the year ended December 31, 2021, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[2]	Options written
Equity contracts	$(461,819,950)	$(573,866,563)

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[2]	Options written
Equity contracts	$4,084,260	$42,892,077

[2]	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

The following is a summary of derivative instruments for Gateway Equity Call Premium Fund as of December 31, 2021, as reflected within the Statements of Assets and Liabilities:

Liabilities	Options written at value
Exchange-traded liability derivatives
Equity contracts	$(2,483,580)

Transactions in derivative instruments for Gateway Equity Call Premium Fund during the year ended December 31, 2021, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Options written
Equity contracts	$(6,218,472)

Net Change in Unrealized Appreciation (Depreciation) on:	Options written
Equity contracts	$308,851

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Notes to Financial Statements (continued)

December 31, 2021

The following is a summary of derivative instruments for Global Green Bond Fund as of December 31, 2021, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts
Exchange-traded asset derivatives
Interest rate contracts	$8,002

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded liability derivatives
Interest rate contracts	$(133,838)
Foreign exchange contracts	(348,394)

Total exchange-traded liability derivatives	$(482,232)

Transactions in derivative instruments for Global Green Bond Fund during the year ended December 31, 2021, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$(119,015)
Foreign exchange contracts	2,009,979

Total	$1,890,964

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(142,394)
Foreign exchange contracts	277,325

Total	$134,931

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of option contract activity as a percentage of investments in common stocks, for Gateway Fund based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2021:

Gateway Fund	Call Options Written*	Put Options Purchased*
Average Notional Amount Outstanding	99.02%	97.53%
Highest Notional Amount Outstanding	99.19%	99.19%
Lowest Notional Amount Outstanding	98.87%	96.40%
Notional Amount Outstanding as of December 31, 2021	99.12%	99.12%

The volume of option contract activity as a percentage of investments in common stocks, for Gateway Equity Call Premium Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2021:

Gateway Equity Call Premium Fund	Call Options Written*
Average Notional Amount Outstanding	98.83%
Highest Notional Amount Outstanding	99.17%
Lowest Notional Amount Outstanding	98.40%
Notional Amount Outstanding as of December 31, 2021	99.06%

*	Notional amounts outstanding are determined by multiplying option contracts by the contract multiplier by the price of the option’s underlying index, the S&P 500® Index.

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Notes to Financial Statements (continued)

December 31, 2021

The volume of futures contract activity as a percentage of net assets for Global Green Bond Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2021:

Global Green Bond Fund	Futures
Average Notional Amount Outstanding	84.67%
Highest Notional Amount Outstanding	90.83%
Lowest Notional Amount Outstanding	79.87%
Notional Amount Outstanding as of December 31, 2021	90.83%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, as of December 31, 2021:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Global Green Bond Fund	$1,410,378	$1,410,378

5.  Purchases and Sales of Securities.  For the year ended December 31, 2021, purchases and sales of securities (excluding short-term investments, option contracts and including paydowns) were as follows:

Fund	Purchases	Sales
Gateway Fund	$823,695,993	$1,476,587,250
Gateway Equity Call Premium Fund	27,648,578	3,846,923
Global Green Bond Fund	25,412,093	14,372,915
Global Sustainable Equity Fund	470,797,470	398,055,920
International Sustainable Equity Fund	13,675,597	2,043,549
U.S. Sustainable Equity Fund	491,893	1,814,524

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Gateway Investment Advisers, LLC (“Gateway Advisers”) serves as investment adviser to Gateway Fund and Gateway Equity Call Premium Fund. Gateway Advisers is a subsidiary of Natixis Investment Managers, LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $5 billion	Next $5 billion	Over $10 billion
Gateway Fund	0.60%	0.55%	0.53%
Gateway Equity Call Premium Fund	0.58%	0.58%	0.58%

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Prior to July 1, 2021, Gateway Fund and Gateway Equity Call Premium Fund paid a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $5 billion	Next $5 billion	Over $10 billion
Gateway Fund	0.65%	0.60%	0.58%
Gateway Equity Call Premium Fund	0.65%	0.65%	0.65%

Mirova US LLC (“Mirova US”) serves as investment adviser to Global Green Bond Fund, Global Sustainable Equity Fund, International Sustainable Equity Fund and U.S. Sustainable Equity Fund. Mirova US is a wholly-owned subsidiary of Mirova, which is in turn a subsidiary of Natixis Investment Managers. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Global Green Bond Fund	0.50%
Global Sustainable Equity Fund	0.80%
International Sustainable Equity Fund	0.80%
U.S. Sustainable Equity Fund	0.65%

Prior to July 1, 2021, Global Green Bond Fund paid a management fee at the annual rate of 0.55% of the Fund’s average daily net assets, calculated daily and payable monthly.

Gateway Advisers and Mirova US have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, substitute dividend expenses on securities sold short, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2022, except for Gateway Equity Call Premium Fund and Global Green Bond Fund, which are in effect until April 30, 2023, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2021, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Gateway Fund	0.94%	1.70%	0.65%	0.70%
Gateway Equity Call Premium Fund	0.93%	1.68%	0.63%	0.68%
Global Green Bond Fund	0.90%	—	0.60%	0.65%
Global Sustainable Equity Fund	1.20%	1.95%	0.90%	0.95%
International Sustainable Equity Fund	1.20%	—	0.90%	0.95%
U.S. Sustainable Equity Fund	1.05%	1.80%	0.75%	0.80%

Prior to July 1, 2021, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Gateway Equity Call Premium Fund and Global Green Bond Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Gateway Equity Call Premium Fund	1.20%	1.95%	0.90%	0.95%
Global Green Bond Fund	0.95%	—	0.65%	0.70%

Gateway Advisers and Mirova US shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fee or otherwise) on a class by class basis in later periods to the extent the annual operating expenses

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of a class fall below (1) a class’ expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) a class’ current applicable expense limitation ratio, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2021, the management fees and waiver of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Voluntary Waivers of Management Fees[2]	Net Management Fees	Percentage of Average Daily Net Assets
					Gross	Net
Gateway Fund	$45,948,325	$2,279,676	$—	$43,668,649	0.61%	0.58%
Gateway Equity Call Premium Fund	502,249	130,647	12,840	358,762	0.61%	0.44%
Global Green Bond Fund	225,596	187,094	—	38,502	0.52%	0.09%
Global Sustainable Equity Fund	8,404,452	—	—	8,404,452	0.80%	0.80%
International Sustainable Equity Fund	231,931	155,291	—	76,640	0.80%	0.26%
U.S. Sustainable Equity Fund	35,955	35,955	—	—	0.65%	—%

For the year ended December 31, 2021, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Class A	Class C	Class N	Class Y	Total
Gateway Fund	$103,297	$—	$—	$—	$103,297
Global Sustainable Equity Fund	14,967	5,809	—	298,555	319,331

[1]	Waiver/expense reimbursements are subject to possible recovery until December 31, 2022.
[2]	Voluntary management fee waivers are not subject to recovery under the expense limitation agreement described above.

In addition, Mirova US reimbursed non-class-specific expenses of U.S. Sustainable Equity Fund in the amount of $103,989 for the year ended December 31, 2021, which are subject to possible recovery until December 31, 2022.

For the year ended December 31, 2021, expense reimbursements related to the prior fiscal year were recovered as follows:

Fund	Recovered Expenses
Global Sustainable Equity Fund	$11,260

b.  Service and Distribution Fees.  Natixis Distribution, LLC (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis Investment Managers, LLC, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

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For the year ended December 31, 2021, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Gateway Fund	$2,552,779	$311,189	$933,567
Gateway Equity Call Premium Fund	4,823	1,898	5,693
Global Green Bond Fund	16,115	—	—
Global Sustainable Equity Fund	101,135	37,557	112,670
International Sustainable Equity Fund	560	—	—
U.S. Sustainable Equity Fund	12	42	125

For the year ended December 31, 2021, Natixis Distribution refunded Gateway Fund $29,640 of prior year Class A service fees paid to Natixis Distribution in excess of amounts subsequently paid to securities dealers or financial intermediaries. Service and distribution fees on the Statements of Operations have been reduced by these amounts.

c.  Administrative Fees.  Natixis Advisors, LLC (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2021, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Gateway Fund	$3,226,022
Gateway Equity Call Premium Fund	35,084
Global Green Bond Fund	18,346
Global Sustainable Equity Fund	447,480
International Sustainable Equity Fund	12,350
U.S. Sustainable Equity Fund	2,356

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2021, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Gateway Fund	$3,792,321
Gateway Equity Call Premium Fund	18,839
Global Green Bond Fund	29,514
Global Sustainable Equity Fund	832,556
International Sustainable Equity Fund	662
U.S. Sustainable Equity Fund	18

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As of December 31, 2021, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Gateway Fund	$48,323
Gateway Equity Call Premium Fund	264
Global Green Bond Fund	386
Global Sustainable Equity Fund	7,730
International Sustainable Equity Fund	14
U.S. Sustainable Equity Fund	8

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2021 was as follows:

Fund	Commissions
Gateway Fund	$48,857
Gateway Equity Call Premium Fund	412
Global Green Bond Fund	739
Global Sustainable Equity Fund	14,716
International Sustainable Equity Fund	72

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2022, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $210,000. All other Trustees fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and affiliates are also officers and/or Trustees of the Trusts.

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g.  Affiliated Ownership.  As of December 31, 2021, the percentage of each Fund’s net assets owned by Natixis and affiliates is as follows:

Global Green Bond Fund	Percentage of Net Assets
Natixis Sustainable Future 2015 Fund	1.11%
Natixis Sustainable Future 2020 Fund	1.01%
Natixis Sustainable Future 2025 Fund	1.95%
Natixis Sustainable Future 2030 Fund	2.19%
Natixis Sustainable Future 2035 Fund	1.46%
Natixis Sustainable Future 2040 Fund	0.96%
Natixis Sustainable Future 2045 Fund	0.49%
Natixis Sustainable Future 2050 Fund	0.35%
Natixis Sustainable Future 2055 Fund	0.27%
Natixis Sustainable Future 2060 Fund	0.18%
Natixis Sustainable Future 2065 Fund	0.09%

10.06%

International Sustainable Equity Fund	Percentage of Net Assets
Natixis Sustainable Future 2015 Fund	0.64%
Natixis Sustainable Future 2020 Fund	0.74%
Natixis Sustainable Future 2025 Fund	1.98%
Natixis Sustainable Future 2030 Fund	3.14%
Natixis Sustainable Future 2035 Fund	3.22%
Natixis Sustainable Future 2040 Fund	3.09%
Natixis Sustainable Future 2045 Fund	3.36%
Natixis Sustainable Future 2050 Fund	3.31%
Natixis Sustainable Future 2055 Fund	2.58%
Natixis Sustainable Future 2060 Fund	1.73%
Natixis Sustainable Future 2065 Fund	0.94%
Natixis and affiliates	67.97%

92.70%

U.S. Sustainable Equity Fund	Percentage of Net Assets
Natixis and affiliates	96.88%

Investment activities of affiliated shareholders could have material impacts on the Fund.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to Gateway Equity Call Premium Fund, Global Green Bond Fund, Global Sustainable Equity Fund, International Sustainable Equity Fund and U.S. Sustainable Equity Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through April 30, 2022, and is not subject to recovery under the expense limitation agreement described above.

For the year ended December 31, 2021, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Reimbursement of Transfer Agency Expenses
Fund	Class N
Gateway Equity Call Premium Fund	$1,033
Global Green Bond Fund	1,314
Global Sustainable Equity Fund	1,358
International Sustainable Equity Fund	1,190
U.S. Sustainable Equity Fund	751

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7.  Custodian and Regulatory Filing Fees and Expenses.  State Street Bank, custodian and sub-administrator to the Funds, agreed to waive its fees and expenses for the first 12 months of operations for U.S. Sustainable Equity Fund. For the year ended December 31, 2021, total fees waived for the Fund were $13,640.

8.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended December 31, 2021, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Gateway Fund	$621,241	$75,103	$2,483	$3,600,152
Gateway Equity Call Premium Fund	680	268	1,033	27,281
Global Green Bond Fund	6,701	—	1,314	27,844
Global Sustainable Equity Fund	38,780	14,547	1,358	801,972
International Sustainable Equity Fund	881	—	1,190	1,927
U.S. Sustainable Equity Fund	269	899	751	1,217

9.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $500,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $500,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid certain legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 8, 2021, each Fund (except U.S. Sustainable Equity Fund), together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit.

For the year ended December 31, 2021, Global Sustainable Equity Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $27,575,000 at a weighted average interest rate of 1.17%. Interest expense incurred on the line of credit was $3,585.

10.  Risk.  The Funds’ investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Global markets have experienced periods of high volatility triggered by the Covid-19 pandemic. The impact of this pandemic and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Such effects could impair the Funds’ ability to maintain operational standards, disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments and negatively impact the Funds’ performance.

11.  Interest Expense.  The Funds incur interest expense on cash (including foreign currency) overdrafts at the custodian bank and, for Global Green Bond Fund, foreign currency debit balances at brokers. Interest expense incurred for the year ended December 31, 2021 is reflected on the Statements of Operations.

12.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2021, based on management’s evaluation of the shareholder account base, the Funds had accounts

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representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6g)	Total Percentage of Ownership
Gateway Equity Call Premium Fund	1	75.12%	—	75.12%
Global Green Bond Fund	4	37.54%	10.06%	47.60%
Global Sustainable Equity Fund	1	15.80%	—	15.80%
International Sustainable Equity Fund	1	5.38%	92.70%	98.08%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

13.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
Gateway Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	4,103,014	$159,384,742	4,933,210	$166,881,524
Issued in connection with the reinvestment of distributions	100,047	3,909,189	226,078	7,452,654
Redeemed	(4,696,532)	(182,041,657)	(10,728,981)	(357,437,934)

Net change	(493,471)	$(18,747,726)	(5,569,693)	$(183,103,756)

Class C
Issued from the sale of shares	455,601	$17,700,327	309,182	$10,611,120
Issued in connection with the reinvestment of distributions	—	—	6,581	207,158
Redeemed	(1,530,271)	(58,832,782)	(2,670,540)	(90,111,982)

Net change	(1,074,670)	$(41,132,455)	(2,354,777)	$(79,293,704)

Class N
Issued from the sale of shares	5,482,060	$215,874,763	3,665,849	$124,426,497
Issued in connection with the reinvestment of distributions	44,030	1,726,281	59,627	1,984,767
Redeemed	(3,197,125)	(126,136,905)	(4,322,136)	(146,692,114)

Net change	2,328,965	$91,464,139	(596,660)	$(20,280,850)

Class Y
Issued from the sale of shares	37,955,789	$1,477,701,403	41,200,429	$1,389,182,842
Issued in connection with the reinvestment of distributions	867,558	33,970,801	1,586,091	52,425,527
Redeemed	(32,342,708)	(1,248,292,004)	(75,560,637)	(2,514,181,386)

Net change	6,480,639	$263,380,200	(32,774,117)	$(1,072,573,017)

Increase (decrease) from capital share transactions	7,241,463	$294,964,158	(41,295,247)	$(1,355,251,327)

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13.  Capital Shares (continued).

	Year Ended December 31, 2021		Year Ended December 31, 2020
Gateway Equity Call Premium Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	119,601	$1,838,974	89,776	$1,165,671
Issued in connection with the reinvestment of distributions	486	7,707	973	11,345
Redeemed	(67,014)	(1,010,211)	(167,721)	(2,061,010)

Net change	53,073	$836,470	(76,972)	$(883,994)

Class C
Issued from the sale of shares	5,571	$83,540	9,094	$114,580
Issued in connection with the reinvestment of distributions	5	75	49	567
Redeemed	(9,350)	(135,497)	(11,920)	(161,150)

Net change	(3,774)	$(51,882)	(2,777)	$(46,003)

Class N
Issued from the sale of shares	2,094	$31,390	16,338	$204,818
Issued in connection with the reinvestment of distributions	263	4,105	475	5,747
Redeemed	(28,036)	(439,160)	(5,480)	(64,140)

Net change	(25,679)	$(403,665)	11,333	$146,425

Class Y
Issued from the sale of shares	2,374,121	$36,711,691	870,053	$10,700,287
Issued in connection with the reinvestment of distributions	8,278	130,618	12,901	152,845
Redeemed	(318,518)	(4,919,489)	(1,471,881)	(17,118,532)

Net change	2,063,881	$31,922,820	(588,927)	$(6,265,400)

Increase (decrease) from capital share transactions	2,087,501	$32,303,743	(657,343)	$(7,048,972)

	Year Ended December 31, 2021		Year Ended December 31, 2020
Global Green Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	330,121	$3,478,742	357,151	$3,820,987
Issued in connection with the reinvestment of distributions	18,695	191,969	14,237	152,385
Redeemed	(205,158)	(2,165,159)	(90,528)	(963,417)

Net change	143,658	$1,505,552	280,860	$3,009,955

Class N
Issued from the sale of shares	402,160	$4,252,330	445,619	$4,757,851
Issued in connection with the reinvestment of distributions	27,746	286,884	47,406	504,197
Redeemed	(723,427)	(7,634,063)	(2,032,767)	(21,682,527)

Net change	(293,521)	$(3,094,849)	(1,539,742)	$(16,420,479)

Class Y
Issued from the sale of shares	1,803,141	$19,007,559	1,588,312	$16,962,425
Issued in connection with the reinvestment of distributions	84,947	873,670	59,234	635,148
Redeemed	(763,186)	(8,021,816)	(280,739)	(2,960,011)

Net change	1,124,902	$11,859,413	1,366,807	$14,637,562

Increase from capital share transactions	975,039	$10,270,116	107,925	$1,227,038

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Notes to Financial Statements (continued)

December 31, 2021

13.  Capital Shares (continued).

	Year Ended December 31, 2021		Year Ended December 31, 2020
Global Sustainable Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	730,171	$15,268,213	1,075,867	$18,317,282
Issued in connection with the reinvestment of distributions	137,134	2,803,008	4,893	76,869
Redeemed	(484,741)	(10,404,320)	(226,251)	(3,533,077)

Net change	382,564	$7,666,901	854,509	$14,861,074

Class C
Issued from the sale of shares	335,039	$6,688,657	317,242	$4,892,971
Issued in connection with the reinvestment of distributions	35,331	691,330	1,026	15,301
Redeemed	(82,377)	(1,707,925)	(98,713)	(1,588,779)

Net change	287,993	$5,672,062	219,555	$3,319,493

Class N
Issued from the sale of shares	7,851,561	$166,251,848	3,265,184	$55,475,365
Issued in connection with the reinvestment of distributions	1,098,456	22,677,782	13,079	223,484
Redeemed	(2,037,482)	(42,874,998)	(320,345)	(5,566,304)

Net change	6,912,535	$146,054,632	2,957,918	$50,132,545

Class Y
Issued from the sale of shares	23,278,352	$494,418,241	33,728,583	$589,402,217
Issued in connection with the reinvestment of distributions	3,260,207	67,203,764	100,746	1,724,842
Redeemed	(24,519,480)	(529,966,929)	(3,134,944)	(50,170,707)

Net change	2,019,079	$31,655,076	30,694,385	$540,956,352

Increase from capital share transactions	9,602,171	$191,048,671	34,726,367	$609,269,464

	Year Ended December 31, 2021		Year Ended December 31, 2020
International Sustainable Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	20,848	$301,831	4,616	$62,533
Issued in connection with the reinvestment of distributions	621	8,864	505	6,930
Redeemed	(427)	(6,066)	(25)	(337)

Net change	21,042	$304,629	5,096	$69,126

Class N
Issued from the sale of shares	1,061,665	$15,350,795	180,706	$2,022,459
Issued in connection with the reinvestment of distributions	32,137	457,863	113,091	1,544,820
Redeemed	(356,899)	(5,294,442)	(490,369)	(6,206,793)

Net change	736,903	$10,514,216	(196,572)	$(2,639,514)

Class Y
Issued from the sale of shares	129,002	$1,885,986	4,191	$54,896
Issued in connection with the reinvestment of distributions	2,927	41,940	502	6,899
Redeemed	(13,329)	(201,164)	—	—

Net change	118,600	$1,726,762	4,693	$61,795

Increase (decrease) from capital share transactions	876,545	$12,545,607	(186,783)	$(2,508,593)

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Notes to Financial Statements (continued)

December 31, 2021

13.  Capital Shares (continued).

	Year Ended December 31, 2021		Period Ended December 31, 2020(a)
U.S. Sustainable Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	835	$10,270	100	$1,000
Issued in connection with the reinvestment of distributions	50	623	—	—

Net change	885	$10,893	100	$1,000

Class C
Issued from the sale of shares	7,608	$99,355	100	$1,000
Issued in connection with the reinvestment of distributions	409	5,097	—	—

Net change	8,017	$104,452	100	$1,000

Class N
Issued from the sale of shares	—	$—	500,000	$5,000,000
Redeemed	(111,465)	(1,400,000)	—	—

Net change	(111,465)	$(1,400,000)	500,000	$5,000,000

Class Y
Issued from the sale of shares	16,848	$195,494	100	$1,000
Issued in connection with the reinvestment of distributions	190	2,393	—	—
Redeemed	(13,605)	(157,637)	—	—

Net change	3,433	$40,250	100	$1,000

Increase (decrease) from capital share transactions	(99,130)	$(1,244,405)	500,300	$5,003,000

(a)	From commencement of operations on December 15, 2020 through December 31, 2020.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Gateway Trust and Natixis Funds Trust I and Shareholders of Gateway Fund, Gateway Equity Call Premium Fund, Mirova Global Green Bond Fund, Mirova Global Sustainable Equity Fund, Mirova International Sustainable Equity Fund and Mirova U.S. Sustainable Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Gateway Fund and Gateway Equity Call Premium Fund (two of the funds constituting Gateway Trust), Mirova Global Green Bond Fund, Mirova Global Sustainable Equity Fund, Mirova International Sustainable Equity Fund and Mirova U.S. Sustainable Equity Fund (four of the funds constituting Natixis Funds Trust I) (hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets
Gateway Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020
Gateway Equity Call Premium Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020
Mirova Global Green Bond Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020
Mirova Global Sustainable Equity Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020
Mirova International Sustainable Equity Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020
Mirova U.S. Sustainable Equity Fund	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from December 15, 2020 (commencement of operations) through December 31, 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2022

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

95  |

2021 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2021, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Gateway Fund	100.00%
Gateway Equity Call Premium Fund	100.00%
Global Sustainable Equity Fund	10.86%
U.S. Sustainable Equity Fund	8.57%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2021.

Fund	Amount
Global Green Bond Fund	$537,858
Global Sustainable Equity Fund	109,185,274
International Sustainable Equity Fund	570,795

Qualified Dividend Income.  For the fiscal year ended December 31, 2021, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2021, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Gateway Fund	100.00%
Gateway Equity Call Premium Fund	100.00%
Global Sustainable Equity Fund	85.73%
International Sustainable Equity Fund	100.00%
U.S. Sustainable Equity Fund	16.52%

Foreign Tax Credit.  For the year ended December 31, 2021, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Sustainable Equity Fund	$44,473	$597,050

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Trustee and Officer Information

The tables below provide certain information regarding the Trustees and officers of Natixis Funds Trust I and Gateway Trust (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the Trustees of the Trusts and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Edmond J. English (1953)	Trustee since 2013 Chairperson of the Governance Committee and Contract Review Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	55 Director, Burlington Stores, Inc. (retail) and Director, Rue Gilt Groupe, Inc. (e-commerce retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	55 Formerly, Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of the Contract Review Committee	Retired	55 Director, Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); Formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

97  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member and Governance Committee Member	President, University of Massachusetts	55 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Audit Committee Member and Governance Committee Member	Retired	55 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Audit Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	55 Director, FutureFuel.io (chemicals and biofuels)	Significant experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since January 2021 Trustee since 2009 Ex Officio member of the Audit Committee, Contract Review Committee and Governance Committee	Professor of Finance at Babson College	55 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

|  98

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member	Retired	55 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member and Governance Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance)

55

Trustee, Eastern Bank (bank); Director, Apartment Investment and Management Company (real estate investment trust); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)

Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 for Natixis Funds Trust I and 2007 for Gateway Trust Chairperson of the Audit Committee	Retired; Formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	55 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	55 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer	President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	55 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

99  |

Trustee and Officer Information

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC.

|  100

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004 for Natixis Funds Trust I and 2007 for Gateway Trust	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC

Natalie R. Wagner (1979)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer Chief Legal Officer	Since May 2021 Since July 2021	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; Formerly, Vice President, Head of Corporate Compliance, Global Atlantic Financial Group

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, LLC, Natixis Advisors, LLC or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

101  |

(b)	Not Applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Martin T. Meehan, Ms. Maureen Mitchell, Mr. James Palermo, Mr. Peter J. Smail and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/20- 12/31/20	1/1/21- 12/31/21	1/1/20- 12/31/20	1/1/21- 12/31/21	1/1/20- 12/31/20	1/1/21- 12/31/21	1/1/20- 12/31/20	1/1/21- 12/31/21
Natixis Funds Trust I (except Loomis Sayles Core Plus Bond Fund)	$235,913	$239,331	$353	$480	$58,485	$93,292	$—	$—

1.	Audit-related fees consist of:

2020 & 2021 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2020 & 2021 – review of the Registrant’s tax returns (2020 & 2021) and filings to reclaim withholding taxes paid on French dividends (2021).

Aggregate fees billed to the Registrant for non-audit services during 2020 and 2021 were $58,838 and $93,772, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Natixis Advisors, LLC (“Natixis Advisors”), Mirova US LLC (“Mirova”) and entities controlling, controlled by or under common control with Natixis Advisors and Mirova (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/20- 12/31/20	1/1/21- 12/31/21	1/1/20- 12/31/20	1/1/21- 12/31/21	1/1/20- 12/31/20	1/1/21- 12/31/21
Control Affiliates	$—	$—	$18,255	$31,137	$63,023	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Mirova, Natixis Advisors and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/20-12/31/20	1/1/21-12/31/21
Control Affiliates	$308,800	$235,234

None of the services described above were approved pursuant to paragraph (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre-Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Registrant and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit-related and tax services. This approval is subject to review by the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by the report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002, filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2022

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer and Principal Financial and
Accounting Officer
Date:	February 22, 2022